UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22819

                          ETFis Series Trust I
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor
                          New York, NY 10036
(Address of principal executive offices) (Zip code)

ETFis Series Trust I

c/o Corporation Service Company

2711 Centerville Road, Suite 400

                          Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ETFis Series Trust I

INFRACAP REIT PREFERRED ETF
ISECTORS® POST-MPT GROWTH ETF
VIRTUS CUMBERLAND MUNICIPAL BOND ETF
VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF (FORMERLY KNOWN AS:
BIOSHARES BIOTECHNOLOGY CLINICAL TRIALS FUND)
VIRTUS LIFESCI BIOTECH PRODUCTS ETF (FORMERLY KNOWN AS:
BIOSHARES BIOTECHNOLOGY PRODUCTS FUND)
VIRTUS NEWFLEET MULTI-SECTOR UNCONSTRAINED BOND ETF
VIRTUS WMC GLOBAL FACTOR OPPORTUNITIES ETF
INFRACAP MLP ETF

ANNUAL REPORT

October 31, 2017

Shareholder Letter (unaudited)

October 31, 2017
Dear Fellow ETFis Funds Shareholder:

I am pleased to present this annual report for ETFis Series Trust I, which reviews the performance of the following funds within the Trust, including three recent additions, for the twelve months ended October 31, 2017:

•	InfraCap REIT Preferred ETF (PFFR) — Launched on February 7, 2017, this fund seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index.
•	iSectors® Post-MPT Growth ETF (PMPT)
•	Virtus Cumberland Municipal Bond ETF (CUMB) — Launched on January 17, 2017, this fund seeks to provide a competitive level of current income exempt from federal income tax, while preserving capital.
•	Virtus LifeSci Biotech Clinical Trials ETF (BBC)
•	Virtus LifeSci Biotech Products ETF (BBP)
•	Virtus Newfleet Multi-Sector Unconstrained Bond ETF (NFLT)
•	Virtus WMC Global Factor Opportunities ETF (VGFO) — Launched on October 10, 2017, this fund seeks to outperform the MSCI ACWI® Index with lower downside risk over a complete market cycle, utilizing Wellington Management Company’s proprietary rules-based investment process.
•	InfraCap MLP ETF (AMZA)

The report provides financial statements and portfolio information for the above funds. For the funds with a performance history of more than six months, the report also provides commentary from the portfolio manager on how the fund performed relative to the markets in which it invests.

On behalf of Virtus ETF Advisers LLC (the “Adviser”) and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. We invite you to visit our website, www.virtusetfs.com, to learn more about the funds.
Sincerely,

William Smalley
President

ETFis Series Trust I

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

October 31, 2017
InfraCap REIT Preferred ETF

Management’s Discussion of Operations

Overview

The InfraCap REIT Preferred ETF (the “Fund”) launched on February 7, 2017 under the ticker symbol, PFFR. The Fund seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index. As such, the Fund will typically hold positions exclusively in Preferred Securities, listed on U.S. Exchanges and issued by Real Estate Investment Trusts (REITs).

Update

Owing to the February launch of the Fund, the fiscal year ended October 31, 2017 included less than 9 months of operations. During that time, the Fund paid its first three dividend distributions and delivered a 6.54% total return, net of fees.

Preferred Securities generally performed well during the period covered in this report. While the Federal Reserve (the “Fed”) raised its target for short term interest rates, investors seemed to take those moves in stride. Many interest rate sensitive investments, including preferred securities issued by REITs, saw limited impact from the Fed.

The leading contributors to the Fund’s performance were PS Business Parks Inc Preferred W, National Retail Properties Inc Preferred F and Public Storage Preferred E while exposure to Colony NorthStar Inc. Preferred E, Pennsylvania Real Estate Investment Trust Preferred C and PennyMac Mortgage Investment Trust Preferred Series A hurt relative performance.

Performance as of 10/31/2017

	Cumulative Total Return
	Fund Net Asset Value	Fund Market Price	Indxx REIT Preferred Stock Index[1]
Since Inception[2]	6.54%	6.67%	6.98%

1	The Indxx REIT Preferred Stock Index is a market cap weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by Real Estate Investment Trusts listed in the U.S. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	February 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.
Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Real Estate Investments: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017
InfraCap REIT Preferred ETF (continued)

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Market Volatility: Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

iSectors® Post-MPT Growth ETF

This discussion of operations relates to the fiscal year ending October 31, 2017. During this period, the net asset value of iSectors® Post-MPT Growth ETF (“PMPT” or the “Fund”) rose from $23.34 to $26.95. During the same period, the S&P 500® Index, the Fund’s benchmark index, increased 23.63% on a total return basis.

The fiscal year began right before the election. The resultant sweep of the US government by Republicans led to a strong rally in equities. PMPT began the fiscal year in a defensive posture by holding significant positions in bonds, energy and utility stocks. This led to Fund underperformance relative to its benchmark through the first half of 2017. By July, the strategy had increased its allocation to the financial and technology sectors while decreasing defensive holdings. The combination of increasing short-term interest rates, accelerating technology spending, and the prospect for tax reform was favorable to the overweighted sectors. Thus, PMPT outperformed its benchmark in the July to October period.

PMPT tends to perform better when equity markets are flat or dropping in price. However, it was difficult for the quantitative model behind PMPT’s strategy to consistently identify positive performing allocations during the strongly positive fiscal year 2017, which led to underperformance relative to PMPT’s benchmark.

Performance as of 10/31/2017

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P 500® Index[1]
1 Year	16.20%	16.06%	23.63%
Since Inception[2]	7.35%	7.34%	17.19%

1	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	August 16, 2016.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the NASDAQ Stock Exchange (“NASDAQ”), ordinarily 4:00 p.m. Eastern time, on each day during which the NASDAQ is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.
Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Portfolio Turnover: The Fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

iSectors® Post-MPT Growth ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus Cumberland Municipal Bond ETF

The Virtus Cumberland Municipal Bond ETF (“CUMB” or the “Fund”) had a total return of 3.92% for the reporting period, while the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark index, posted a total return of 3.53%.

Buying longer term maturity municipal bonds during the initial months of the Fund’s operations was an important factor that helped performance. There was a notable sell-off in bonds in November and December 2016, prior to the Fund’s launch. While there had been some recovery by early January, there was still a good deal of value in the municipal bond market, particularly for longer term bonds, which had been most affected during the sell-off. The Fund’s purchases included bonds issued in the wake of the sell-off as well as some trading below par that had been issued in mid-2016.

At the start of 2017, the AAA-rated bonds’ tax free yield curve was, from a historical perspective, relatively cheap compared to US Treasuries at every point along the yield curve. As the Fed clarified its intentions to raise short term interest rates, short term municipal bond yields began correcting first, followed by intermediate term municipal bond yields and now we believe longer term municipal bond yields are correcting.

Going forward we expect any tax law changes to reduce the supply of tax free bonds at the margin. This is because of the House proposals to end Private Activity bonds as well as both the House and Senate plans to end advance refunding bonds. In addition, we believe any changes (in both plans) which end the deduction for state and local taxes will raise the demand for in state bonds in high state income tax states like California, New York, New Jersey, Connecticut and Massachusetts.

Performance as of 10/31/2017

	Cumulative Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg Barclays Municipal Bond Index[1]
Since Inception[2]	3.92%	3.62%	3.53%

1	The Bloomberg Barclays Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	January 17, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.
Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Tax Liability Risk: Noncompliant conduct by a municipal bond issuer, or adverse interpretations, could cause interest from a security to become taxable, subjecting shareholders to increased tax liability.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus Cumberland Municipal Bond ETF (continued)

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus LifeSci Biotech Clinical Trials ETF

For the fiscal year ended October 31, 2017, the S&P 500® Index, Virtus LifeSci Biotech Clinical Trials ETF’s (“BBC” or the “Fund”) broad market benchmark index, was up 23.63% compared to a 55.26% total return for the LifeSci Biotechnology Clinical Trials Index, the index the Fund seeks to track. The biotechnology industry has benefited from strong drug discovery, compelling valuations after a poor performance last year and positive advancement in gene therapy over the fiscal year.

BBC NAV was up 53.66% for the fiscal year. There were no distributions made to shareholders.

The Fund performed well in a particularly strong market environment due to its significant exposure to biomedical technologies in the gene editing space. Another positive contribution to performance was exposure to therapeutics including drugs that target against tumor metabolism and immunity for treatment of cancer. Lastly our exposure to companies involved in immunology, as well as strong drug pipelines and promising clinical trials data, contributed to performance during the period.

As opposed to last year, the political climate in 2017, while volatile, did contribute to a more business friendly outlook for biotechnology companies.

Positions that contributed to significant positive performance during the fiscal year include MyoKardia, Inc., BeiGene Ltd., Dynavax Technologies Corp., and Sangamo Therapeutics, Inc. Positions that detracted from performance during the fiscal year include Versartis, Inc., Axovant Sciences Ltd., Advaxis, Inc., and Lexicon Pharmaceuticals, Inc.

On August 14, 2017, shareholders of the Fund approved an amended and restated investment advisory agreement with the Adviser. Effective upon shareholder approval of the amended and restated investment advisory agreement, the Adviser assumed responsibility for the day-to-day management of the Fund’s portfolio, and LifeSci Index Partners, LLC ceased serving as the Fund’s sub-adviser, but continues to serve as the index provider to the Fund’s underlying index.

Performance as of 10/31/2017

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Clinical Trials Index[1]	S&P 500® Index[2]
1 Year	53.66%	53.26%	55.26%	23.63%
Since Inception[3]	3.85%	3.86%	4.49%	12.01%

1	The LifeSci Biotechnology Clinical Trials Index is designed to track the performance of U.S. listed biotechnology stocks with a lead drug in the clinical trial stage of development, typically a Phase 1, Phase 2 or Phase 3 trial, but prior to receiving marketing approval. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.
Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus LifeSci Biotech Clinical Trials ETF (continued)

Biotechnology Sector Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology sector spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology sector is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus LifeSci Biotech Products ETF

For the fiscal year ended October 31, 2017, the S&P 500® Index, Virtus LifeSci Biotech Products ETF’s (“BBP” or the “Fund”) broad market benchmark index, was up 23.63% compared to an increase of 37.58% for the LifeSci Biotechnology Products Index, the index the Fund seeks to track.

BBP NAV was up 36.08% for the fiscal year. There were no distributions made to shareholders.

The Fund enjoyed positive performance for the period overall, as perceptions regarding U.S. healthcare reform turned positive for the industry. Other factors contributing to strong performance include increased appetite for M&A activity within the sector, as well as partnership announcements and positive sales and profit momentum among portfolio companies. Factors that detracted from performance include competition from generic competitive products, decreased earnings, and doubts about market adoption of new products.

Positions that contributed to performance during the fiscal year include Clovis Oncology, Inc., Exelixis, Inc., Ionis Pharmaceuticals, Inc., Enanta Pharmaceuticals, Inc., and Halozyme Therapeutics, Inc. Positions that detracted from performance during the fiscal year include Intercept Pharmaceuticals, Inc., Synergy Pharmaceuticals, Inc., and Radius Health, Inc.

On August 14, 2017, shareholders of the Fund approved an amended and restated investment advisory agreement with the Adviser. Effective upon shareholder approval of the amended and restated investment advisory agreement, the Adviser assumed responsibility for the day-to-day management of the Fund’s portfolio, and LifeSci Index Partners, LLC ceased serving as the Fund’s sub-adviser, but continues to serve as the index provider to the Fund’s underlying index.

Performance as of 10/31/2017

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Products Index[1]	S&P 500® Index[2]
1 Year	36.08%	36.05%	37.58%	23.63%
Since Inception[3]	17.60%	17.60%	18.59%	12.01%

1	The LifeSci Biotechnology Products Index is designed to track the performance of U.S. listed biotechnology stocks with at least one drug therapy approved by the U.S. Food and Drug Administration for marketing. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.
Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Biotechnology Sector Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology sector spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology sector is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus LifeSci Biotech Products ETF (continued)

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus Newfleet Multi-Sector Unconstrained Bond ETF

For the fiscal year ended October 31, 2017, the Virtus Newfleet Multi-Sector Unconstrained Bond ETF (“NFLT” or the “Fund”) had a total return of 5.26% versus a return of 0.90% for the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark index.

Most spread sectors outperformed U.S. Treasuries during the fiscal year ended October 31, 2017.

The global growth outlook remained favorable and the search for yield persisted through the end of the fiscal year. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.

The positive tone of the market that continued after the surprise outcome of the U.S. presidential election faced numerous challenges over the fiscal year.

Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors.

However, these weak periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.

As anticipated, the Federal Reserve (the “Fed”) raised its target rate by 25 basis points on three separate occasions during the fiscal year to a range of 1.00% to 1.25%.

During the fiscal year, yields increased across the curve, but more so among shorter maturities, which caused the front end of the curve to steepen and the long end of the curve to flatten.

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of NFLT’s outperformance for the fiscal year.

Among fixed income sectors the Fund’s allocations to corporate high yield, and emerging markets high yield, and as well as issue selection within corporate high quality securities were the largest positive contributors to performance for the fiscal year.

During the fiscal year, NFLT’s allocation to agency mortgage-backed securities detracted from performance, however the Fund’s underweight versus the benchmark was beneficial. Also, issue selection within the bank loan allocation detracted from performance during the period as a handful of credit-specific events impacted performance.

Performance as of 10/31/2017

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg Barclays U.S. Aggregate Bond Index[1]
1 Year	5.26%	5.72%	0.90%
Since Inception[2]	5.87%	5.73%	2.69%

1	The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	August 10, 2015.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Virtus WMC Global Factor Opportunities ETF

Performance as of 10/31/2017

	Cumulative Total Return
	Fund Net Asset Value	Fund Market Price	MSCI AC World Index (net)[1]
Since Inception[2]	0.38%	0.84%	0.78%

1	The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	October 10, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.
Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: Events negatively affecting the fiscal stability of a state, country, or region will cause the value of the Fund’s shares to decrease. Because the Fund concentrates its assets in a state, country, or region, the Fund is more vulnerable to those areas’ financial, economic, or other political developments.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For the fiscal period ended October 31, 2017, the Fund did not have six months of performance and therefore graph lines are not presented.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

InfraCap MLP ETF

Management’s Discussion of Operations

Overview

InfraCap MLP ETF (“the Fund”) seeks to provide a high level of current income, a growing income stream, and long-term capital appreciation. The Fund is an actively-managed portfolio of high quality, midstream energy master limited partnerships (MLPs) and related general partners. The Fund also utilizes options strategies and modest leverage to enhance income and total return.

The Fund focuses on the midstream MLP sector because most of these companies have a long-term history of relatively stable and growing cash distributions. These companies are typically involved in the production, gathering, transportation, storage, and processing of oil, natural gas, natural gas liquids and refined products.

Update

During the fiscal year ended on October 31, 2017, the Fund had a net loss, but it outperformed its benchmark, the Alerian MLP Infrastructure Index. The total return for the fund was negative 3.44%, while the fund’s benchmark reported a loss of 5.25%.

During the fiscal year, the net asset value (“NAV”) of the Fund fell from $10.63 to $8.37. A portion of the decline in NAV is attributable to the distribution of some net capital in the dividend payout. A further discussion of this topic is included in the Dividend Payments section below.

While 2017 was a year of improving fundamentals in the energy sector, the stocks underperformed the broader market by a substantial margin. Signs of recovery were largely ignored by investors.

In the midstream MLP sector, corporate actions caused investor confusion about distribution growth rates, and stock valuations fell to deeply depressed levels. Renewed volatility in crude oil prices added to uncertainty. Facing a high cost of capital in public markets, companies re-evaluated capital spending priorities and distribution policies, leading in some cases to a reset of per share payment rates.

The Fund was relatively overweight Energy Transfer Partners during the year and that was a drag on performance.

The Fund’s use of both leverage and options strategies worked to investors’ benefit during the year. Leverage adds to volatility and adds to losses in a down year. However, the weak market condition was an ideal environment for generating option premium income, and this activity reduced the Fund’s loss dramatically.

The Fund maintained its quarterly dividend rate of $0.52 per share during the year, and the total payout to investors was $2.08 per share. As noted, a portion of the payment was net capital.

Shares outstanding increased to 60,300,004 from 11,250,004.

Dividend Payments

The dividend rate is determined on a quarterly basis, and the rate may be adjusted during the year. An important consideration in determining the level of dividend payments is the estimated amount of distributable cash flow (“DCF”). DCF is investment income less expenses. Investment income includes cash distributions from master limited partnerships, dividends received from stocks, and net realized gains (losses) from written and purchased options contracts. Expenses include advisory fees, other miscellaneous fees and leverage costs.

The Supplemental Financial Data table includes the calculation of DCF and should be reviewed as part of this discussion. It should be noted that this calculation differs from the Statement of Operations because of the following factors: 1) GAAP does not include MLP distributions in investment income because these distributions are typically treated as return of capital; and 2) GAAP does not include net realized gains (losses) on written and purchased options contracts as investment income but reports them separately as realized and unrealized gains (losses).

The Supplemental Financial Data table also includes a calculation of the dividend coverage ratio. It indicates the portion of the dividend that was covered by cash income and option premium income. In 2015, the dividend was fully covered, but in 2016 and 2017, it was not fully covered. In those years, the Fund paid out a portion of net capital to cover the shortfall.

Rapid growth in the Fund’s assets and shares outstanding had a negative impact on the Fund’s ability to cover the dividend during this period. When shares are issued just prior to dividend payments, new investors get 100% of the dividend while the portfolio does not hold the related income-earning securities for 100% of the period leading up to the dividend declaration. In 2017, the Fund sought to anticipate this effect by more aggressively writing option premium under the assumption new shares would be issued. This activity only partially offset the impact of new share issuance, and the coverage ratio remained below 1:1.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

InfraCap MLP ETF (continued)

The distribution of net capital to meet the targeted dividend rate has exacerbated the decline in the Fund net asset value related to the sector’s poor stock performance. In an environment of positive stock returns, net asset value per share may be sustained despite the distribution of net capital.

Use of Leverage

The Fund’s use of leverage is consistent with the limits set forth in the Investment Company Act of 1940 which states that the ratio of debt to net assets should not exceed 50%. The leverage ratio is impacted by increases and decreases in the market value of the Fund’s investments, the use of debt to finance the purchase of new securities, and/or the sale of investments where proceeds are used to pay down debt.

The Fund’s policy is to maintain the leverage ratio in a range of 10-35% over the long term. Additional leverage may be used when attractive investment opportunities arise but such leverage would be reduced over time. This leverage policy is consistent with the Fund’s investment objective to provide investors with a high level of current income. Total leverage represented 20.9% of net assets at year-end which was in the middle of the long-term target range.

The cost of borrowing rose during the year, but cash income from midstream MLP securities still generates a substantial positive spread. The Fund borrows at a 120 basis point premium to the 3-month LIBOR rate. During the fiscal year, the benchmark rate rose 49 basis points.

Use of Options

The Fund writes call and put premium on securities and ETFs to generate additional income for distribution to investors. It may also do it for hedging purposes. The primary activity is writing “covered” calls on positions held by the Fund.

The Fund strategies for writing covered calls are designed to minimize the impact of having stock called away during periods of rising stock prices. A risk management model is maintained to monitor the Fund’s positions relative to a designated target, and offsetting action is likely to occur in the event stock is called away. The use of leverage in a portfolio that writes covered calls helps minimize the risk of being left out of a market move higher.

Outlook

We are optimistic about the potential for attractive total returns in the midstream MLP sector in the coming years. The energy industry is one of boom and bust cycles, and it is currently in the trough of the latest.

Midstream companies typically weather these cycles well and emerge financially strong and growing. The most recent boom saw midstream companies lose some financial discipline, and balance sheets became too levered and distribution coverage ratios fell too low. These excesses are being corrected now, and a new base for distribution growth is being put in place.

The United States is emerging as the global leader in crude oil and natural gas production, and we expect the companies that serve that market to prosper. We look for solid growth in oil and gas production in the coming years.

We are encouraged by the valuation disparity between the private market for midstream assets and the valuations of companies in the public markets. Private buyers are willing to pay much higher prices for these assets than the prices these assets trade at on the stock exchanges. Public market discounts are often arbitraged away when private buyers begin to bid for public companies. We expect to see an increased level of M&A activity over the next couple years. This activity may be a catalyst for a general lift in the prices of midstream MLP stocks.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

InfraCap MLP ETF (continued)

Performance as of 10/31/2017

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Alerian MLP Infrastructure Index[1]	S&P 500® Index[2]
1 Year	(3.44)%	(3.55)%	(5.25)%	23.63%
Since Inception[3]	(17.08)%	(17.12)%	(12.90)%	11.81%

1	The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs), whose constituents earn the majority of their cash flow from the transportation, storage, and processing of energy commodities. The index is calculated using a float-adjusted, capitalization-weighted methodology on a total-return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
2	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
3	October 1, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.
Interest Rate Risk: As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Short Sales: The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

InfraCap MLP ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2017

Supplemental Financial Data

The information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which is meaningful to understanding the operating performance of the Fund. Distributable Cash Flow is the functional equivalent of EBITDA for non-investment companies. Management believes it is an important supplemental measure of performance. This information is supplemental, is not inclusive of required financial disclosures (such as Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year ended Oct 31, 2017	Year ended Oct 31, 2016	Year ended Oct 31, 2015
Investment Income
Distributions from master limited partnerships	$28,081,000	$4,391,084	$912,154
Dividends	764,352	354,815	100,421
Net realized gain (loss) from written and purchased option contracts	24,504,456	3,057,069	725,192
Total Investment Income	53,349,808	7,802,968	1,737,767
Operating Expenses
Advisory Fees	3,225,917	515,252	118,905
Franchise Tax Expense	5,088	—	613
Total	3,231,005	515,252	119,518
Distributable cash flow before leverage costs	50,118,803	7,287,716	1,618,249
Interest expense	3,203,804	339,703	25,361
Distributable Cash Flow	$46,914,999	$6,948,013	$1,592,888
Distributions to Shareholders	$78,416,009	$11,752,009	$1,506,258
Dividend Coverage Ratio	60%	60%	106%

	Qtr ended Oct 31, 2017	Qtr ended Jul 31, 2017	Qtr ended Apr 30, 2017	Qtr ended Jan 31, 2017
Investment Income
Distributions from master limited partnerships	$10,342,293	$8,433,993	$6,014,312	$3,290,402
Dividends	172,876	242,137	280,470	68,869
Net realized gain (loss) from written and purchased option contracts	10,353,232	8,028,119	3,936,174	2,186,931
Total Investment Income	20,868,401	16,704,249	10,230,956	5,546,202
Operating Expenses
Advisory Fees	1,168,535	997,524	684,341	375,517
Franchise Tax Expense	5,088	—	—	—
Total	1,173,623	997,524	684,341	375,517
Distributable cash flow before leverage costs	19,694,778	15,706,725	9,546,615	5,170,685
Interest expense	1,323,923	1,031,261	510,535	338,085
Distributable Cash Flow	$18,370,855	$14,675,464	$9,036,080	$4,832,600
Distributions to Shareholders	$29,744,003	$23,868,002	$16,224,002	$8,580,002
Dividend Coverage Ratio	62%	61%	56%	56%

Portfolio Composition

October 31, 2017 (unaudited)
Asset Allocation as of 10/31/2017 (based on net assets)

InfraCap REIT Preferred ETF
Financials	19.3%
Real Estate	80.1%
Money Market Fund	0.6%
Liabilities in Excess of Other Assets	(0.0)%*
Total	100%

*	Amount rounds to less than 0.05%.
iSectors® Post-MPT Growth ETF
Equity Funds	88.1%
Debt Fund	10.9%
Money Market Fund	1.4%
Liabilities in Excess of Other Assets	(0.4)%
Total	100%

Virtus Cumberland Municipal Bond ETF
Municipal Bonds	96.2%
Money Market Fund	3.0%
Other Assets in Excess of Liabilities	0.8%
Total	100%

Portfolio Composition (continued)

October 31, 2017 (unaudited)
Asset Allocation as of 10/31/2017 (based on net assets)

Virtus LifeSci Biotech Clinical Trials ETF
Healthcare	99.4%
Money Market Fund	23.3%
Liabilities in Excess of Other Assets	(22.7)%
Total	100%

Virtus LifeSci Biotech Products ETF
Healthcare	99.5%
Money Market Fund	20.6%
Liabilities in Excess of Other Assets	(20.1)%
Total	100%

Virtus Newfleet Multi-Sector Unconstrained Bond ETF
Corporate Bonds	39.2%
Foreign Bonds	26.2%
Mortgage Backed Securities	13.1%
Term Loans	11.5%
Asset Backed Securities	5.6%
U.S. Treasury Notes	1.5%
Municipal Bond	1.0%
Money Market Fund	1.9%
Other Assets in Excess of Liabilities	0.0%*
Total	100%

*    Amount rounds to less than 0.05%.

Portfolio Composition (continued)

October 31, 2017 (unaudited)
Asset Allocation as of 10/31/2017 (based on net assets)

Virtus WMC Global Factor Opportunities ETF
Common Stocks	97.9%
Preferred Stocks	1.5%
Money Market Fund	0.6%
Other Assets in Excess of Liabilities	0.0%*
Total	100%

*	Amount rounds to less than 0.05%.

InfraCap MLP ETF
Energy	126.3%
Debt Fund	0.1%
Purchased Options	0.1%
Commodity Funds	(10.0)%
Exchange Traded Notes	(1.4)%
Written Options	(1.8)%
Liabilities in Excess of Other Assets	(13.3)%
Total	100%

Shareholder Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2017 to October 31, 2017), except as noted in footnotes below.

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios(2)	Expenses Paid During the Period
InfraCap REIT Preferred ETF
Actual	$1,000.00	$1,033.40	0.45%	$2.31(3)
Hypothetical(1)	$1,000.00	$1,022.94	0.45%	$2.29(4)
iSectors® Post-MPT Growth ETF
Actual	$1,000.00	$1,092.50	0.75%	$3.96(3)
Hypothetical(1)	$1,000.00	$1,021.42	0.75%	$3.82(4)
Virtus Cumberland Municipal Bond ETF
Actual	$1,000.00	$1,027.10	0.59%	$3.01(3)
Hypothetical(1)	$1,000.00	$1,022.23	0.59%	$3.01(4)
Virtus LifeSci Biotech Clinical Trials ETF
Actual	$1,000.00	$1,223.10	0.82%	$4.59(3)
Hypothetical(1)	$1,000.00	$1,021.07	0.82%	$4.18(4)
Virtus LifeSci Biotech Products ETF
Actual	$1,000.00	$1,035.80	0.82%	$4.21(3)
Hypothetical(1)	$1,000.00	$1,021.07	0.82%	$4.18(4)
Virtus Newfleet Multi-Sector Unconstrained Bond ETF
Actual	$1,000.00	$1,027.50	0.80%	$4.09(3)
Hypothetical(1)	$1,000.00	$1,021.17	0.80%	$4.08(4)
Virtus WMC Global Factor Opportunities ETF
Actual	$1,000.00	$1,003.80	0.49%	$0.27(5)
Hypothetical(1)	$1,000.00	$1,022.74	0.49%	$2.50(4)
InfraCap MLP ETF
Actual	$1,000.00	$887.10	0.95%	$4.52(3)
Hypothetical(1)	$1,000.00	$1,020.42	0.95%	$4.84(4)

1	Assuming 5% return before expenses.
2	Annualized expense ratios reflect expenses net of, interest expense, waived fees or reimbursed expenses, if applicable.
3	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).
4	Hypothetical expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).
5	Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 20/365 (to reflect the period October 10, 2017 to October 31, 2017).

Schedule of Investments — InfraCap REIT Preferred ETF

October 31, 2017

Security Description	Shares	Value
PREFERRED STOCKS — 99.4%

Financials — 19.3%
AGNC Investment Corp., Series B, 7.75%	11,330	$296,846
ARMOUR Residential REIT, Inc., Series B, 7.88%	9,205	230,861
Capstead Mortgage Corp., Series E, 7.50%	13,970	350,368
Chimera Investment Corp., Series A, 8.00%	9,388	243,619
Chimera Investment Corp., Series B, 8.00%	19,423	502,084
CYS Investments, Inc., Series B, 7.50%	12,949	320,747
Invesco Mortgage Capital, Inc., Series A, 7.75%	9,064	228,050
Invesco Mortgage Capital, Inc., Series B, 7.75%	10,035	264,623
MFA Financial, Inc., Series B, 7.50%	12,949	331,494
New York Mortgage Trust, Inc., Series C, 7.88%	5,827	144,510
PennyMac Mortgage Investment Trust, Series A, 8.13%	7,446	188,831
Resource Capital Corp., 8.25%	8,975	220,516
Resource Capital Corp., 8.63%	7,769	195,623
Wells Fargo Real Estate Investment Corp., Series A, 6.38%	17,805	471,832
Total Financials		3,990,004

Real Estate — 80.1%
American Homes 4 Rent, Series C, 5.50%(1)	12,301	348,979
American Homes 4 Rent, Series D, 6.50%	17,400	467,016
American Homes 4 Rent, Series E, 6.35%	14,891	393,271
Ashford Hospitality Trust, Inc., Series F, 7.38%	7,769	196,556
Ashford Hospitality Trust, Inc., Series G, 7.38%	10,035	250,373
CBL & Associates Properties, Inc., Series D, 7.38%	29,378	725,049
CBL & Associates Properties, Inc., Series E, 6.63%	11,168	277,456
City Office REIT, Inc., Series A, 6.63%	7,372	188,281
Colony NorthStar, Inc., Series E, 8.75%	14,568	393,336
Colony NorthStar, Inc., Series H, 7.13%	18,946	485,965
Digital Realty Trust, Inc., Series C, 6.63%*	26,060	724,729
Digital Realty Trust, Inc., Series G, 5.88%	16,186	413,067
Digital Realty Trust, Inc., Series I, 6.35%	16,186	441,069
GGP, Inc., Series A, 6.38%	16,186	408,697
Hersha Hospitality Trust, Series D, 6.50%	12,463	320,922
Hersha Hospitality Trust, Series E, 6.50%	6,474	163,792
Kimco Realty Corp., Series J, 5.50%	14,768	370,972
Kimco Realty Corp., Series K, 5.63%	11,489	290,212
LaSalle Hotel Properties, Series J, 6.30%	9,712	250,472
Monmouth Real Estate Investment Corp., Series C, 6.13%	13,596	342,483
National Retail Properties, Inc., Series E, 5.70%	18,614	485,639
National Retail Properties, Inc., Series F, 5.20%	22,337	560,882

Security Description	Shares	Value
PREFERRED STOCKS (continued)

Real Estate (continued)
Pebblebrook Hotel Trust, Series C, 6.50%	8,093	$205,562
Pebblebrook Hotel Trust, Series D, 6.38%	8,093	209,406
Pennsylvania Real Estate Investment Trust, Series B, 7.38%	5,584	142,560
Pennsylvania Real Estate Investment Trust, Series C, 7.20%	9,712	255,426
PS Business Parks, Inc., Series U, 5.75%	14,891	375,700
PS Business Parks, Inc., Series W, 5.20%	12,285	310,811
Public Storage, Series A, 5.88%	6,141	164,456
Public Storage, Series B, 5.40%	9,697	250,571
Public Storage, Series C, 5.13%	6,465	164,664
Public Storage, Series D, 4.95%	10,505	263,360
Public Storage, Series E, 4.90%	11,313	282,259
Public Storage, Series V, 5.38%	16,000	403,520
Public Storage, Series W, 5.20%	14,545	367,843
Public Storage, Series X, 5.20%	7,273	185,025
Retail Properties of America, Inc., Series A, 7.00%	8,741	221,322
Rexford Industrial Realty, Inc., Series A, 5.88%	5,827	147,423
Sunstone Hotel Investors, Inc., Series E, 6.95%	7,446	197,691
VEREIT, Inc., Series F, 6.70%	69,332	1,772,819
Vornado Realty Trust, Series L, 5.40%	19,423	491,402
Washington Prime Group, Inc., Series H, 7.50%	6,474	163,210
Welltower, Inc., Series I, 6.50%	23,268	1,427,026
Total Real Estate		16,501,274
Total Preferred Stocks
(Cost $20,409,028)		20,491,278

MONEY MARKET FUND — 0.6%
JP Morgan 100% U.S. Treasury Securities Money Market Fund, 0.88%(2)
(Cost $124,535)	124,535	124,535

TOTAL INVESTMENTS — 100.0%
(Cost $20,533,563)		20,615,813
Liabilities in Excess of Other Assets — 0.0%(3)		(6,470)
Net Assets — 100.0%		$20,609,343

*	Non-income producing security.

(1)	Represents step coupon security. Rate shown reflects the rate in effect as of October 31, 2017.
(2)	The rate shown reflects the seven-day yield as of October 31, 2017.
(3)	Amount rounds to less than 0.05%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments
Preferred Stocks	$20,491,278	$—	$—	$20,491,278
Money Market Fund	124,535	—	—	124,535
Total Investments	$20,615,813	$—	$—	$20,615,813

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the fiscal year. There were no significant transfers between levels during the year ended October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — iSectors® Post-MPT Growth ETF

October 31, 2017
Security Description	Shares	Value
Exchange Traded Funds — 99.0%

Equity Funds — 88.1%
Direxion Daily Financial Bull 3X Shares*	25,453	$1,536,089
Fidelity MSCI Information Technology Index ETF	74,917	3,715,134
ProShares Ultra Utilities	26,200	1,340,916
Vanguard Energy ETF	19,999	1,851,507
Vanguard REIT ETF	9,311	765,364
Vanguard Utilities ETF	21,870	2,653,925
Total Equity Funds		11,862,935

Debt Fund — 10.9%
iShares 20+ Year Treasury Bond ETF	11,789	1,467,259

Total Exchange Traded Funds
(Cost $12,391,685)		13,330,194

Money Market Fund 1.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class 0.93%(1)
(Cost $193,678)	193,678	193,678

TOTAL INVESTMENTS — 100.4%
(Cost $12,585,363)		13,523,872
Liabilities in Excess of Other Assets — (0.4)%		(48,483)
Net Assets — 100.0%		$13,475,389

*	Non-income producing security.
(1)	The rate shown reflects the seven day yield as of October 31, 2017.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Exchange Traded Funds	$13,330,194	$—	$—	$13,330,194
Money Market Fund	193,678	—	—	193,678
Total	$13,523,872	$—	$—	$13,523,872

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the fiscal year. There were no significant transfers between levels during the year ended October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Cumberland Municipal Bond ETF

October 31, 2017
Security Description	Principal	Value
MUNICIPAL BONDS — 96.2%

ALABAMA — 4.1%
Auburn University, Series A, 5.00%, 06/01/26 (Call 6/01/21)	$250,000	$282,255
State of Alabama Docks Department, Series C, (AGM Insured), 5.00%, 10/01/36 (Call 10/01/27)	150,000	172,092
Tuscaloosa City Board of Education, 4.00%, 08/01/46 (Call 8/01/26)	225,000	233,921
Total Alabama		688,268

ARIZONA — 2.8%
Arizona Department of Transportation State Highway Fund Revenue, Series A, 5.25%, 07/01/29 (Call 7/01/21)	200,000	228,096
Salt River Project Agricultural Improvement & Power District, Series A, 5.00%, 01/01/38 (Call 1/01/27)	200,000	236,760
Total Arizona		464,856

ARKANSAS — 1.3%
State of Arkansas, 5.00%, 04/01/20	200,000	217,976

CALIFORNIA — 8.3%
Beverly Hills Unified School District CA, 4.00%, 08/01/40 (Call 8/01/26)	250,000	266,520
California Health Facilities Financing Authority, Series A, 5.00%, 08/15/52 (Call 8/15/23)	200,000	224,988
California Statewide Communities Development Authority, Series A, 5.00%, 04/01/42 (Call 4/01/22)	200,000	225,302
County of Sacramento CA Airport System Revenue, 5.00%, 07/01/40 (Call 7/01/20)	200,000	216,896
Southern California Public Power Authority, 5.25%, 07/01/31 (Call 7/01/21)	250,000	285,700
State of California, 5.00%, 10/01/41 (Call 10/01/21)	150,000	169,210
Total California		1,388,616

COLORADO — 4.5%
City & County of Denver Co. Airport System Revenue, Series A, 5.00%, 11/15/31 (Call 11/15/26)	175,000	206,927
Denver City & County School District No 1, (ST AID WITHHLDG), 4.00%, 12/01/41 (Call 12/01/26)	250,000	266,663
Regional Transportation District, Series A, 4.50%, 06/01/44 (Call 6/01/23)	250,000	269,000
Total Colorado		742,590

CONNECTICUT — 1.5%
State of Connecticut Clean Water Fund — State Revolving Fund, Series A, 5.00%, 05/01/27	200,000	250,290

DISTRICT OF COLUMBIA — 3.3%
District of Columbia, Series G, 5.00%, 12/01/36 (Call 12/01/21)	225,000	255,289
District of Columbia Water & Sewer Authority, Series A, 5.00%, 10/01/52 (Call 4/01/27)	260,000	299,372
Total District of Columbia		554,661

Security Description	Principal	Value
MUNICIPAL BONDS (continued)

FLORIDA — 4.4%
Central Florida Expressway Authority, Series B, 4.00%, 07/01/38 (Call 7/01/26)	$200,000	$210,932
City of Tampa FL, Series A, 4.00%, 11/15/46 (Call 5/15/26)	200,000	204,802
County of Miami-Dade FL Aviation Revenue, Series A, (AGC Insured), 5.50%, 10/01/24 (Call 10/01/18)	200,000	207,772
Orange County School Board, Series A, (AGC Insured), 5.50%, 08/01/34 (Call 8/01/19)	100,000	107,537
Total Florida		731,043

GEORGIA — 1.4%
State of Georgia, Series C-1, 4.00%, 07/01/25	200,000	231,208

HAWAII — 3.2%
City & County Honolulu HI Wastewater System Revenue, Series A, 5.00%, 07/01/45 (Call 7/01/25)	150,000	171,945
State of Hawaii Department of Budget & Finance, Series A, 5.50%, 07/01/43 (Call 7/01/23)	200,000	225,470
State of Hawaii State Highway Fund, Series A, 5.00%, 01/01/28 (Call 7/01/24)	115,000	137,054
Total Hawaii		534,469

INDIANA — 1.5%
Ball State University, Series R, 5.00%, 07/01/36 (Call 7/01/27)	220,000	255,864

LOUISIANA — 1.0%
State of Louisiana Gasoline & Fuels Tax Revenue, Series A, 4.50%, 05/01/39 (Call 5/01/25)	150,000	162,594

MARYLAND — 2.8%
City of Baltimore MD, Series C, 3.00%, 07/01/19	185,000	190,654
University System of Maryland, Series A, 4.00%, 04/01/37 (Call 4/01/27)	250,000	269,302
Total Maryland		459,956

MASSACHUSETTS — 7.6%
Commonwealth of Massachusetts, Series A, 4.50%, 12/01/43 (Call 12/01/21)	185,000	201,593
Commonwealth of Massachusetts, (NATL Insured), 5.25%, 01/01/21	160,000	178,944
Commonwealth of Massachusetts, Series B, 5.00%, 08/01/25 (Call 8/01/20)	200,000	220,418
Massachusetts Development Finance Agency, Series M-4, 5.00%, 07/01/44 (Call 7/01/23)	255,000	285,388
Massachusetts Health & Educational Facilities Authority, Series I, 5.75%, 07/01/36 (Call 7/01/19)	150,000	161,300
Massachusetts School Building Authority, Series B, 5.00%, 10/15/41 (Call 10/15/21)	200,000	224,882
Total Massachusetts		1,272,525

MICHIGAN — 3.1%
Michigan Finance Authority, 4.00%, 12/01/46 (Call 6/01/27)	250,000	255,597
Michigan State Housing Development Authority, Series A, 3.63%, 10/01/52 (Call 10/01/25)	270,000	262,408
Total Michigan		518,005

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Cumberland Municipal Bond ETF (continued)

October 31, 2017

Security Description	Principal	Value
MUNICIPAL BONDS (continued)

MISSOURI — 1.7%
Missouri Highway & Transportation Commission, Series A, 5.00%, 05/01/26	225,000	$279,893

NEBRASKA — 2.4%
Nebraska Investment Finance Authority, Series A, 3.50%, 09/01/36 (Call 3/01/25)	195,000	198,541
Omaha Public Power District, Series B, 4.00%, 02/01/39 (Call 8/01/24)	190,000	200,095
Total Nebraska		398,636

NEVADA — 3.1%
County of Clark NV, 5.00%, 11/01/24	150,000	181,644
Las Vegas Valley Water District, Series A, 4.00%, 02/01/38 (Call 2/01/27)	150,000	158,058
State of Nevada Highway Improvement Revenue, 4.00%, 12/01/32 (Call 6/01/27)	165,000	180,228
Total Nevada		519,930

NEW JERSEY — 2.6%
New Jersey Economic Development Authority, 5.00%, 06/15/46 (Call 6/15/23)	150,000	169,290
New Jersey Housing & Mortgage Finance Agency, Series D, 4.45%, 11/01/48 (Call 5/01/26)	250,000	253,535
Total New Jersey		422,825

NEW YORK — 9.1%
Metropolitan Transportation Authority, Series D, 5.00%, 11/15/43 (Call 11/15/23)	225,000	255,521
New York City Water & Sewer System, Series BB, 5.00%, 06/15/46 (Call 6/15/23)	150,000	171,316
New York City Water & Sewer System, Series DD, 5.00%, 06/15/39 (Call 6/15/24)	150,000	173,139
New York City Water & Sewer System, Series DD, 5.00%, 06/15/47 (Call 12/15/26)	250,000	290,275
New York State Dormitory Authority, Series A, 5.00%, 07/01/43 (Call 7/01/23)	200,000	228,060
New York State Environmental Facilities Corp., Series A, 5.00%, 06/15/30 (Call 6/15/23)	100,000	117,203
New York State Housing Finance Agency, Series D, (SONYMA FNMA), 4.20%, 11/01/49 (Call 5/01/26)	150,000	154,874
Port Authority of New York & New Jersey, 6.13%, 06/01/94 (Call 6/01/24)	100,000	124,476
Total New York		1,514,864

NORTH CAROLINA — 1.2%

Cape Fear Public Utility Authority, 5.00%, 08/01/20 (Call 8/01/18)	195,000	200,790

OHIO — 3.4%
Ohio Housing Finance Agency, Series A, (GNMA/FNMA/FHLMC), 4.10%, 03/01/42 (Call 9/01/26)	140,000	145,148
Ohio University, Series A, 4.00%, 12/01/47 (Call 6/01/27)	150,000	156,181
Willoughby-Eastlake City School District, 4.00%, 12/01/50 (Call 12/01/25)	250,000	258,548
Total Ohio		559,877

Security Description	Principal	Value
MUNICIPAL BONDS (continued)

PENNSYLVANIA — 2.8%
City of Philadelphia PA, (AGM Insured), 4.00%, 08/01/39 (Call 8/01/27)	150,000	$156,269
Delaware River Joint Toll Bridge Commission, 4.00%, 07/01/47 (Call 7/01/27)	150,000	156,349
Pennsylvania Turnpike Commission, Series A, (AGM Insured), 4.00%, 12/01/37 (Call 12/01/26)	150,000	157,457
Total Pennsylvania		470,075

PUERTO RICO — 1.5%
Commonwealth of Puerto Rico, Series A, (AGM Insured), 5.00%, 07/01/35 (Call 7/01/22)	245,000	250,179

TENNESSEE — 2.0%
Metropolitan Government of Nashville & Davidson County TN, 4.00%, 07/01/30 (Call 7/01/27)	200,000	223,424
Rutherford County Health & Educational Facilities Board, Series C, 5.00%, 11/15/47 (Call 11/15/21)	100,000	110,582
Total Tennessee		334,006

TEXAS — 5.1%
City of Houston TX Combined Utility System Revenue, Series D, 5.00%, 11/15/19	150,000	161,461
Fort Bend Grand Parkway Toll Road Authority, 4.00%, 03/01/46 (Call 3/01/22)	175,000	180,971
Grand Parkway Transportation Corp., Series B, 5.00%, 04/01/53 (Call 10/01/23)	100,000	113,545
Lower Colorado River Authority, 5.00%, 05/15/39 (Call 5/15/23)	150,000	170,855
Red River Education Finance Corp., 5.00%, 03/15/43 (Call 3/15/23)	205,000	227,548
Total Texas		854,380

UTAH — 1.8%
Salt Lake City Corp. Airport Revenue, Series B, 5.00%, 07/01/42 (Call 7/01/27)	250,000	291,668

VIRGINIA — 4.5%
County of Fairfax VA, Series A, (ST AID WITHHLDG), 4.00%, 10/01/36 (Call 4/01/27)	210,000	228,906
Fairfax County Water Authority, 5.00%, 04/01/20	285,000	311,403
University of Virginia, Series A, 4.00%, 04/01/42 (Call 4/01/27)	200,000	215,272
Total Virginia		755,581

WASHINGTON — 2.0%
City of Seattle WA Water System Revenue, 4.00%, 08/01/35 (Call 2/01/27)	170,000	184,062
State of Washington, Series 2010-A, 5.00%, 08/01/28 (Call 8/01/19)	140,000	149,345
Total Washington		333,407

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Cumberland Municipal Bond ETF (continued)

October 31, 2017

Security Description	Principal	Value
MUNICIPAL BONDS (continued)

WISCONSIN — 2.2%
State of Wisconsin, Series A, (ST APPROP), 6.00%, 05/01/36 (Call 5/01/19)	100,000	$107,241
Wisconsin Health & Educational Facilities Authority, 4.00%, 12/01/46 (Call 11/01/26)	250,000	258,015
Total Wisconsin		365,256
Total Municipal Bonds
(Cost $15,693,214)		16,024,288

Shares
MONEY MARKET FUND — 3.0%
Dreyfus AMT-Free Tax Exempt Cash Management-Institutional Shares 0.67%(1)
(Cost $498,494)	498,494	498,494

Security Description	Shares	Value
TOTAL INVESTMENTS — 99.2%
(Cost $16,191,708)		16,522,782
Other Assets in Excess of Liabilities — 0.8%		138,863
Net Assets — 100.0%		$16,661,645

(1)	The rate shown reflects the seven-day yield as of October 31, 2017.

Abbreviations:

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

FHLMC — Federal Home Loan Mortgage Corp.

FNMA — Federal National Mortgage Association.

GNMA — Government National Mortgage Association.

NATL — National Public Finance Guarantee Corp.

SONYMA — State of New York Mortgage Agency.

ST AID WITHHLDG — State Aid Withholding.

ST APPROP — State Appropriation.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Municipal Bonds	$—	$16,024,288	$—	$16,024,288
Money Market Fund	498,494	—	—	498,494
Total	$498,494	$16,024,288	$—	$16,522,782

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the fiscal year. There were no significant transfers between levels during the year ended October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF

October 31, 2017

Security Description	Shares	Value
Common Stocks — 99.4%

Health Care — 99.4%
Acceleron Pharma, Inc.*	11,490	$448,110
Achaogen, Inc.*(1)	15,616	198,636
Achillion Pharmaceuticals, Inc.*(1)	81,052	325,829
Aduro Biotech, Inc.*(1)	32,119	255,346
Advaxis, Inc.*(1)	51,002	173,407
Agenus, Inc.*(1)	98,934	362,098
Agios Pharmaceuticals, Inc.*(1)	6,736	432,923
Aimmune Therapeutics, Inc.*(1)	18,734	544,597
Akebia Therapeutics, Inc.*	24,095	437,324
Alder Biopharmaceuticals, Inc.*	20,251	227,824
Alnylam Pharmaceuticals, Inc.*(1)	4,617	562,535
Amicus Therapeutics, Inc.*(1)	40,009	569,728
AnaptysBio, Inc.*(1)	14,921	985,234
Aquinox Pharmaceuticals, Inc. (Canada)*(1)	24,985	281,581
Arena Pharmaceuticals, Inc.*(1)	25,576	716,895
Array BioPharma, Inc.*(1)	44,210	461,995
Atara Biotherapeutics, Inc.*(1)	26,974	383,031
Avexis, Inc.*(1)	4,853	507,187
Axovant Sciences Ltd.*	14,812	77,615
BeiGene Ltd. (China)*(1)(2)	8,502	784,735
Bellicum Pharmaceuticals, Inc.*(1)	33,393	314,562
BioCryst Pharmaceuticals, Inc.*(1)	59,531	267,890
Bluebird Bio, Inc.*	3,083	428,845
Blueprint Medicines Corp.*	8,892	590,607
Calithera Biosciences, Inc.*(1)	24,402	392,872
Cara Therapeutics, Inc.*	19,799	248,279
Celldex Therapeutics, Inc.*(1)	146,306	356,987
Corbus Pharmaceuticals Holdings, Inc.*(1)	58,522	415,506
Cytokinetics, Inc.*	24,488	334,261
CytomX Therapeutics, Inc.*	25,202	504,040
Dynavax Technologies Corp.*(1)	33,285	732,270
Epizyme, Inc.*(1)	27,957	466,882
Esperion Therapeutics, Inc.*(1)	9,682	442,855
FibroGen, Inc.*(1)	11,805	659,309
Five Prime Therapeutics, Inc.*	11,479	514,948
Geron Corp.*(1)	131,287	295,396
Global Blood Therapeutics, Inc.*(1)	12,399	493,480
GlycoMimetics, Inc.*(1)	30,315	348,623
Ignyta, Inc.*	40,149	618,295
ImmunoGen, Inc.*	73,308	425,186
Immunomedics, Inc.*(1)	44,784	480,085
Inovio Pharmaceuticals, Inc.*(1)	43,160	251,623
Insmed, Inc.*(1)	21,770	588,008
Intra-Cellular Therapies, Inc.*(1)	32,030	499,348
Iovance Biotherapeutics, Inc.*	57,071	443,727
Jounce Therapeutics, Inc.*(1)	21,247	297,458
Juno Therapeutics, Inc.*(1)	14,928	670,416
Karyopharm Therapeutics, Inc.*	37,448	382,344
La Jolla Pharmaceutical Co.*(1)	12,399	426,030

Security Description	Shares	Value
Common Stocks (continued)

Health Care (continued)
Lexicon Pharmaceuticals, Inc.*(1)	20,382	$207,693
Loxo Oncology, Inc.*(1)	4,619	397,973
MacroGenics, Inc.*	19,311	382,165
Minerva Neurosciences, Inc.*	35,781	225,420
MyoKardia, Inc.*(1)	12,263	471,512
Novavax, Inc.*	322,694	351,736
Paratek Pharmaceuticals, Inc.*(1)	15,414	329,860
Portola Pharmaceuticals, Inc.*	9,358	462,379
Prothena Corp. PLC (Ireland)*(1)	6,331	367,515
PTC Therapeutics, Inc.*(1)	20,529	384,713
Puma Biotechnology, Inc.*	4,341	552,609
Reata Pharmaceuticals, Inc. Class A*(1)	13,529	409,658
REGENXBIO, Inc.*	18,078	541,436
Rigel Pharmaceuticals, Inc.*	132,292	496,095
Sage Therapeutics, Inc.*(1)	4,432	280,457
Sangamo Therapeutics, Inc.*	46,038	570,871
Seres Therapeutics, Inc.*(1)	33,784	339,191
Spark Therapeutics, Inc.*(1)	6,090	492,681
Tetraphase Pharmaceuticals, Inc.*	47,104	283,095
TG Therapeutics, Inc.*(1)	30,829	251,256
Ultragenyx Pharmaceutical, Inc.*	5,593	257,781
Versartis, Inc.*	20,925	37,665
Xencor, Inc.*(1)	16,623	328,803
ZIOPHARM Oncology, Inc.*(1)	61,767	287,834
Total Health Care		30,337,160
Total Common Stocks
(Cost $26,187,423)		30,337,160

SECURITIES LENDING COLLATERAL — 23.3%

Money Market Fund — 23.3%
Dreyfus Government Cash Management Fund 0.93%(3)(4)
(Cost $7,092,199)	7,092,199	7,092,199

TOTAL INVESTMENTS — 122.7%
(Cost $33,279,622)		37,429,359
Liabilities in Excess of Other Assets — (22.7)%		(6,928,278)
Net Assets — 100.0%		$30,501,081

*	Non-income producing security.
(1)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $8,793,190; total market value of collateral held by the Fund was $9,099,148. Market value of the collateral held includes non-cash U.S. Treasury securities has a value of $2,006,949.
(2)	American Depositary Receipts.
(3)	The rate shown reflects the seven day yield as of October 31, 2017.
(4)	Represents securities purchased with cash collateral received for securities on loan.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF (continued)

October 31, 2017

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$30,337,160	$—	$—	$30,337,160
Money Market Fund	7,092,199	—	—	7,092,199
Total	$37,429,359	$—	$—	$37,429,359

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the fiscal year. There were no significant transfers between levels during the year ended October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus LifeSci Biotech Products ETF

October 31, 2017

Security Description	Shares	Value
Common Stocks — 99.5%

Health Care — 99.5%
ACADIA Pharmaceuticals, Inc.*(1)	35,904	$1,250,536
Acorda Therapeutics, Inc.*(1)	56,989	1,514,483
Alexion Pharmaceuticals, Inc.*	8,331	996,887
Amgen, Inc.	5,952	1,042,909
Biogen, Inc.*	3,880	1,209,241
BioMarin Pharmaceutical, Inc.*	10,694	877,870
Bioverativ, Inc.*	17,120	967,280
Celgene Corp.*	8,121	819,977
Clovis Oncology, Inc.*	15,528	1,170,345
Enanta Pharmaceuticals, Inc.*	30,616	1,520,697
Exelixis, Inc.*	49,977	1,238,930
Gilead Sciences, Inc.	15,121	1,133,470
Halozyme Therapeutics, Inc.*	74,418	1,319,431
Incyte Corp.*	8,186	927,065
Intercept Pharmaceuticals, Inc.*(1)	8,074	497,601
Ionis Pharmaceuticals, Inc.*(1)	19,351	1,105,136
Ironwood Pharmaceuticals, Inc.*(1)	55,415	852,283
Keryx Biopharmaceuticals, Inc.*(1)	149,174	966,648
Ligand Pharmaceuticals, Inc.*(1)	8,498	1,235,184
Medicines Co. (The)*(1)	25,701	738,647
Momenta Pharmaceuticals, Inc.*	61,249	863,611
Nektar Therapeutics*	53,311	1,284,262
Neurocrine Biosciences, Inc.*(1)	22,368	1,389,277
Omeros Corp.*(1)	44,745	705,181
Progenics Pharmaceuticals, Inc.*(1)	141,447	875,557
Radius Health, Inc.*(1)	23,648	759,337
Regeneron Pharmaceuticals, Inc.*	2,062	830,202
Retrophin, Inc.*(1)	53,807	1,338,180
Sarepta Therapeutics, Inc.*(1)	29,664	1,462,732
Seattle Genetics, Inc.*(1)	15,375	942,641

Security Description	Shares	Value
Common Stocks (continued)

Health Care (continued)
Synergy Pharmaceuticals, Inc.*(1)	234,620	$640,513
TESARO, Inc.*(1)	6,740	780,290
Theravance Biopharma, Inc. (Cayman Islands)*(1)	26,257	757,777
United Therapeutics Corp.*	7,553	895,710
Vanda Pharmaceuticals, Inc.*	70,979	1,114,370
Vertex Pharmaceuticals, Inc.*	7,883	1,152,731
Total Health Care		37,176,991
Total Common Stocks
(Cost $33,281,979)		37,176,991

SECURITIES LENDING COLLATERAL — 20.6%

Money Market Fund — 20.6%
Dreyfus Government Cash Management Fund 0.93%(2)(3)
(Cost $7,713,338)	7,713,338	7,713,338

TOTAL INVESTMENTS — 120.1%
(Cost $40,995,317)		44,890,329
Liabilities in Excess of Other Assets — (20.1)%		(7,513,317)
Net Assets — 100.0%		$37,377,012

*	Non-income producing security.
(1)	All or a portion of the security was on loan. The aggregate market value of securities on loan was $11,431,989; total market value of collateral held by the Fund was $11,782,617. Market value of the collateral held includes non-cash U.S. Treasury securities has a value of $4,069,279.
(2)	The rate shown reflects the seven day yield as of October 31, 2017.
(3)	Represents securities purchased with cash collateral received for securities on loan.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$37,176,991	$—	$—	$37,176,991
Money Market Fund	7,713,338	—	—	7,713,338
Total	$44,890,329	$—	$—	$44,890,329

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the fiscal year. There were no significant transfers between levels during the year ended October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF

October 31, 2017

Security Description	Principal	Value
CORPORATE BONDS — 39.2%

Consumer Discretionary — 7.4%
Beacon Escrow Corp., 4.88%, 11/01/25(1)	$470,000	$478,812
Beazer Homes USA, Inc., 6.75%, 03/15/25	290,000	308,212
Beazer Homes USA, Inc., 5.88%, 10/15/27(1)	225,000	225,562
Cablevision Systems Corp., 5.88%, 09/15/22	410,000	422,812
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.38%, 05/01/22	345,000	371,910
CalAtlantic Group, Inc., 5.88%, 11/15/24	55,000	61,463
CalAtlantic Group, Inc., 5.25%, 06/01/26	565,000	603,844
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 07/23/25	465,000	495,423
Clear Channel Worldwide Holdings, Inc., 7.63%, 03/15/20	425,000	426,063
CRC Escrow Issuer LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	420,000	423,780
Discovery Communications LLC, 3.95%, 03/20/28	430,000	427,348
DR Horton, Inc., 4.75%, 02/15/23	310,000	335,141
Eldorado Resorts, Inc., 6.00%, 04/01/25	245,000	259,700
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/27	285,000	290,700
iHeartCommunications, Inc., 9.00%, 12/15/19	635,000	471,487
Laureate Education, Inc., 8.25%, 05/01/25(1)	110,000	118,663
Lear Corp., 3.80%, 09/15/27	540,000	542,861
M/I Homes, Inc., 5.63%, 08/01/25	390,000	398,288
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.88%, 05/15/24(1)	380,000	383,800
MDC Holdings, Inc., 5.50%, 01/15/24	640,000	692,000
PetSmart, Inc., 7.13%, 03/15/23(1)	325,000	248,625
PetSmart, Inc., 8.88%, 06/01/25(1)	100,000	79,000
Pinnacle Entertainment, Inc., 5.63%, 05/01/24	385,000	399,438
PulteGroup, Inc., 5.50%, 03/01/26	450,000	495,000
QVC, Inc., 5.13%, 07/02/22	600,000	643,740
Scientific Games International, Inc., 5.00%, 10/15/25(1)	260,000	264,550
Station Casinos LLC, 5.00%, 10/01/25(1)	105,000	105,394
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.88%, 06/15/24	480,000	522,000
Viking Cruises Ltd., 5.88%, 09/15/27(1)	445,000	449,450
Vista Outdoor, Inc., 5.88%, 10/01/23	475,000	492,813
Weekley Homes LLC / Weekley Finance Corp., 6.63%, 08/15/25(1)	470,000	459,425
Wyndham Worldwide Corp., 4.50%, 04/01/27	575,000	588,399
Total Consumer Discretionary		12,485,703

Consumer Staples — 0.9%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 5.75%, 03/15/25	260,000	230,100
Cumberland Farms, Inc., 6.75%, 05/01/25(1)	230,000	244,950
Rite Aid Corp., 6.13%, 04/01/23(1)	410,000	383,863
Safeway, Inc., 7.25%, 02/01/31	465,000	404,550
Tops Holding LLC / Tops Markets II Corp., 8.00%, 06/15/22(1)	410,000	248,050
Total Consumer Staples		1,511,513

Security Description	Principal	Value
CORPORATE BONDS (continued)

Energy — 7.4%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.50%, 05/01/25(1)	$452,000	$479,120
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.88%, 12/15/24(1)	400,000	436,000
American Midstream Partners LP / American Midstream Finance Corp., 8.50%, 12/15/21(1)	285,000	296,400
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.13%, 11/15/22(1)	70,000	73,325
Callon Petroleum Co., 6.13%, 10/01/24	425,000	444,125
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23	950,000	971,375
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25	690,000	749,512
Chesapeake Energy Corp., 8.00%, 06/15/27(1)	480,000	467,400
Continental Resources, Inc., 4.50%, 04/15/23	230,000	233,450
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 04/01/25	425,000	437,750
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	455,000	463,135
Denbury Resources, Inc., 5.50%, 05/01/22	235,000	148,637
Energy Transfer Equity LP, 4.25%, 03/15/23	230,000	234,602
Energy Transfer LP / Regency Energy Finance Corp., 5.00%, 10/01/22	355,000	383,534
EP Energy LLC / Everest Acquisition Finance, Inc., 9.38%, 05/01/20	180,000	152,044
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(1)	310,000	317,750
Kinder Morgan, Inc., 5.63%, 11/15/23(1)	600,000	670,147
Kinder Morgan, Inc., Series GMTN, 7.75%, 01/15/32	250,000	321,593
Matador Resources Co., 6.88%, 04/15/23	435,000	462,188
Nabors Industries, Inc., 5.50%, 01/15/23	555,000	534,188
NGL Energy Partners LP / NGL Energy Finance Corp., 5.13%, 07/15/19	230,000	230,575
NuStar Logistics LP, 5.63%, 04/28/27	250,000	264,375
Oasis Petroleum, Inc., 6.88%, 01/15/23	550,000	565,125
Peabody Energy Corp., 6.38%, 03/31/25(1)	470,000	486,450
Rowan Cos., Inc., 5.40%, 12/01/42	400,000	306,000
RSP Permian, Inc., 5.25%, 01/15/25(1)	525,000	536,813
SESI LLC, 7.75%, 09/15/24(1)	360,000	373,500
Transocean, Inc., 9.00%, 07/15/23(1)	130,000	141,700
Transocean, Inc., 6.80%, 03/15/38	630,000	515,025
Ultra Resources, Inc., 6.88%, 04/15/22(1)	33,000	33,371
Ultra Resources, Inc., 7.13%, 04/15/25(1)	147,000	147,184
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 04/15/23(1)	345,000	337,479
Weatherford International Ltd., 9.88%, 02/15/24	250,000	268,750
Total Energy		12,482,622

Financials — 8.3%
Ares Capital Corp., 3.50%, 02/10/23	460,000	456,295
Aviation Capital Group LLC, 3.50%, 11/01/27(1)	200,000	197,797
Bank of America Corp., 4.20%, 08/26/24	600,000	634,137
Bank of New York Mellon Corp. (The), Series E, 4.95%, (LIBOR + 3.42%), perpetual(2)(3)	525,000	549,281
Brighthouse Financial, Inc., 3.70%, 06/22/27(1)	575,000	567,117
Capital One Financial Corp., 4.20%, 10/29/25	460,000	475,049
Citigroup, Inc., Series T, 6.25%, (LIBOR + 4.52%), perpetual(2)(3)	710,000	809,400

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

October 31, 2017

Security Description	Principal	Value
CORPORATE BONDS (continued)

Energy (continued)
Compass Bank, 3.88%, 04/10/25	$500,000	$501,353
Ford Motor Credit Co. LLC, 4.39%, 01/08/26	200,000	209,657
FS Investment Corp., 4.25%, 01/15/20	520,000	531,807
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	525,000	549,625
iStar, Inc., 6.00%, 04/01/22	200,000	208,500
iStar, Inc., 5.25%, 09/15/22	240,000	246,600
JPMorgan Chase & Co., Series V, 5.00%, (LIBOR + 3.32%), perpetual(2)(3)	305,000	314,827
JPMorgan Chase & Co., 3.30%, 04/01/26	550,000	554,776
KeyCorp, 5.00%, (LIBOR + 3.61%), perpetual(2)(3)	485,000	507,431
M&T Bank Corp., Series F, 5.13%, (LIBOR + 3.52%), perpetual(2)(3)	200,000	213,650
Morgan Stanley, 2.71%, (LIBOR + 1.40%), 10/24/23(2)	435,000	447,536
Morgan Stanley, 3.13%, 07/27/26	750,000	739,896
Navient Corp., 6.75%, 06/25/25	395,000	414,138
OM Asset Management PLC, 4.80%, 07/27/26	625,000	647,035
Prudential Financial, Inc., 5.63%, (LIBOR + 3.92%), 06/15/43(2)	450,000	489,487
Santander Holdings USA, Inc., 3.70%, 03/28/22(1)	960,000	983,074
Santander Holdings USA, Inc., 4.40%, 07/13/27(1)	280,000	288,281
SBA Tower Trust, 3.16%, 10/08/20(1)	375,000	381,097
Springleaf Finance Corp., 6.13%, 05/15/22	460,000	486,450
Teachers Insurance & Annuity Association of America, 4.38%, (LIBOR + 2.66), 09/15/54(1)(2)	550,000	557,562
Wells Fargo & Co., Series S, 5.90%, (LIBOR + 3.11%), perpetual(2)(3)	555,000	609,279
Wells Fargo & Co., 3.55%, 09/29/25	460,000	472,591
Total Financials		14,043,728

Health Care — 3.5%
AbbVie, Inc., 3.60%, 05/14/25	500,000	514,767
Becton Dickinson & Co., 3.36%, 06/06/24	97,000	97,937
Becton Dickinson & Co., 3.70%, 06/06/27	580,000	584,549
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(1)	40,000	40,700
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/25(1)	155,000	159,069
CHS / Community Health Systems, Inc., 6.88%, 02/01/22	255,000	187,425
CHS / Community Health Systems, Inc., 6.25%, 03/31/23	60,000	57,825
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp., 8.13%, 06/15/21(1)	185,000	177,600
Eagle Holding Co. II LLC, 7.63%, 05/15/22(1)(4)	265,000	274,275
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 07/15/23(1)	450,000	366,750
Envision Healthcare Corp., 6.25%, 12/01/24(1)	90,000	93,713
HCA, Inc., 4.50%, 02/15/27	175,000	177,188
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(1)	475,000	512,406
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(1)	205,000	206,281
Owens & Minor, Inc., 3.88%, 09/15/21	625,000	637,423

Security Description	Principal	Value
CORPORATE BONDS (continued)

Health Care (continued)
SP Finco LLC, 6.75%, 07/01/25(1)	$100,000	$91,500
Surgery Center Holdings, Inc., 8.88%, 04/15/21(1)	270,000	276,750
Team Health Holdings, Inc., 6.38%, 02/01/25(1)	335,000	309,875
Tenet Healthcare Corp., 4.50%, 04/01/21	385,000	390,775
Tenet Healthcare Corp., 5.13%, 05/01/25(1)	90,000	87,975
Tenet Healthcare Corp., 7.00%, 08/01/25(1)	345,000	317,400
Valeant Pharmaceuticals International, Inc., 6.50%, 03/15/22(1)	45,000	47,869
Valeant Pharmaceuticals International, Inc., 7.00%, 03/15/24(1)	50,000	54,250
West Street Merger Sub, Inc., 6.38%, 09/01/25(1)	270,000	275,063
Total Health Care		5,939,365

Industrials — 2.3%
Avantor, Inc., 6.00%, 10/01/24(1)	200,000	204,250
Hawaiian Airlines Pass-Through Certificates, Series 2013-1B, 4.95%, 01/15/22	967,919	996,957
Masco Corp., 5.95%, 03/15/22	456,000	511,953
NCI Building Systems, Inc., 8.25%, 01/15/23(1)	350,000	376,031
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(1)	30,000	32,625
Owens Corning, 3.40%, 08/15/26	205,000	201,875
Pitney Bowes, Inc., 3.88%, 05/15/22	548,000	531,074
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 05/15/23(1)	300,000	333,210
Standard Industries, Inc., 5.50%, 02/15/23(1)	225,000	237,937
TransDigm, Inc., 6.00%, 07/15/22	225,000	235,080
Wrangler Buyer Corp., 6.00%, 10/01/25(1)	287,000	294,893
Total Industrials		3,955,885

Information Technology — 2.7%
Arrow Electronics, Inc., 3.88%, 01/12/28	460,000	465,791
Blackboard, Inc., 9.75%, 10/15/21(1)	192,000	171,840
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.00%, 01/15/22(1)	215,000	217,833
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.63%, 01/15/24(1)	585,000	604,213
Dell International LLC / EMC Corp., 5.45%, 06/15/23(1)	155,000	170,008
Dell International LLC / EMC Corp., 8.10%, 07/15/36(1)	170,000	216,049
Flex Ltd., 4.75%, 06/15/25	480,000	517,686
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	135,000	143,761
Rackspace Hosting, Inc., 8.63%, 11/15/24(1)	530,000	559,481
Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/25(1)	680,000	669,800
ViaSat, Inc., 5.63%, 09/15/25(1)	435,000	441,777
VMware, Inc., 3.90%, 08/21/27	310,000	311,154
Total Information Technology		4,489,393

Materials — 1.6%
AK Steel Corp., 7.50%, 07/15/23	290,000	315,375
AK Steel Corp., 7.00%, 03/15/27	385,000	389,812
Aleris International, Inc., 9.50%, 04/01/21(1)	450,000	482,062
Flex Acquisition Co., Inc., 6.88%, 01/15/25(1)	200,000	207,125
Hexion, Inc., 10.38%, 02/01/22(1)	305,000	288,988
Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.00%, 04/15/25(1)	545,000	591,325
Standard Industries, Inc., 6.00%, 10/15/25(1)	370,000	401,913

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

October 31, 2017

Security Description	Principal	Value
CORPORATE BONDS (continued)

Materials (continued)
Tronox Finance PLC, 5.75%, 10/01/25(1)	$100,000	$104,750
Total Materials		2,781,350

Real Estate — 2.1%
Education Realty Operating Partnership LP, 4.60%, 12/01/24	80,000	83,445
EPR Properties, 4.75%, 12/15/26	535,000	558,526
Healthcare Trust of America Holdings LP, 3.75%, 07/01/27	235,000	235,508
Kilroy Realty LP, 4.38%, 10/01/25	500,000	526,012
LifeStorage LP, 3.50%, 07/01/26	220,000	212,748
MPT Operating Partnership LP / MPT Finance Corp., 6.38%, 03/01/24	205,000	222,681
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27	200,000	206,000
Physicians Realty LP, 4.30%, 03/15/27	495,000	506,861
Select Income REIT, 4.15%, 02/01/22	540,000	550,754
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.13%, 12/15/24(1)	490,000	454,475
Total Real Estate		3,557,010

Telecommunication Services — 1.7%
AT&T, Inc., 3.80%, 03/01/24	100,000	102,744
AT&T, Inc., 3.40%, 08/14/24	464,000	464,646
AT&T, Inc., 4.25%, 03/01/27	205,000	210,600
AT&T, Inc., 3.90%, 08/14/27	570,000	568,540
AT&T, Inc., 5.25%, 03/01/37	100,000	104,927
Frontier Communications Corp., 10.50%, 09/15/22	860,000	756,542
Qwest Corp., 7.25%, 09/15/25	245,000	273,527
Verizon Communications, Inc., 4.13%, 03/16/27	290,000	303,224
West Corp., 8.50%, 10/15/25(1)	150,000	147,469
Total Telecommunication Services		2,932,219

Utilities — 1.3%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 05/20/25	220,000	226,050
Calpine Corp., 5.38%, 01/15/23	500,000	488,125
Dynegy, Inc., 8.00%, 01/15/25(1)	430,000	472,463
Exelon Corp., 3.50%, 06/01/22	123,000	126,701
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 06/15/23	275,000	257,125
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.63%, 06/15/20	310,000	278,225
NRG Energy, Inc., 7.25%, 05/15/26	375,000	408,281
Total Utilities		2,256,970
Total Corporate Bonds
(Cost $65,198,152)		66,435,758

Security Description	Principal	Value
FOREIGN BONDS — 26.2%

Consumer Discretionary — 1.3%
Altice Luxembourg SA, 7.63%, 02/15/25 (Luxembourg)(1)	$740,000	$805,675
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Canada)(1)	415,000	440,937
SFR Group SA, 7.38%, 05/01/26 (France)(1)	585,000	631,069
Ziggo Secured Finance BV, 5.50%, 01/15/27 (Netherlands)(1)	370,000	378,325
Total Consumer Discretionary		2,256,006

Consumer Staples — 1.0%
Anheuser-Busch InBev Finance, Inc., 3.65%, 02/01/26 (Belgium)	275,000	284,212
BAT Capital Corp., 3.22%, 08/15/24 (United Kingdom)(1)	270,000	272,160
BAT Capital Corp., 3.56%, 08/15/27 (United Kingdom)(1)	370,000	371,636
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23 (Canada)(1)	300,000	289,800
MARB BondCo PLC, 7.00%, 03/15/24 (Brazil)(1)	445,000	449,450
Total Consumer Staples		1,667,258

Energy — 4.4%
Ecopetrol SA, 5.88%, 09/18/23 (Colombia)	440,000	497,200
Ecopetrol SA, 5.38%, 06/26/26 (Colombia)	455,000	487,441
Encana Corp., 8.13%, 09/15/30 (Canada)	305,000	407,372
Geopark Ltd., 6.50%, 09/21/24 (Chile)(1)	445,000	457,460
MEG Energy Corp., 6.50%, 01/15/25 (Canada)(1)	295,000	294,631
Petrobras Global Finance BV, 5.30%, 01/27/25 (Brazil)(1)	342,000	343,539
Petrobras Global Finance BV, 7.38%, 01/17/27 (Brazil)	960,000	1,067,520
Petrobras Global Finance BV, 6.00%, 01/27/28 (Brazil)(1)	455,000	461,024
Petroleos Mexicanos, 4.88%, 01/24/22 (Mexico)	430,000	448,232
Petroleos Mexicanos, 6.88%, 08/04/26 (Mexico)	505,000	569,085
Petroleos Mexicanos, 6.50%, 03/13/27 (Mexico)(1)	440,000	480,766
Petroleos Mexicanos, 6.50%, 06/02/41 (Mexico)	195,000	197,925
Seven Generations Energy Ltd., 5.38%, 09/30/25 (Canada)(1)	420,000	425,250
Southern Gas Corridor CJSC, 6.88%, 03/24/26 (Azerbaijan)(1)	680,000	770,046
YPF SA, 6.95%, 07/21/27 (Argentina)(1)	480,000	514,200
Total Energy		7,421,691

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

October 31, 2017

Security Description		Principal	Value
FOREIGN BONDS (continued)

Financials — 3.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.65%, 07/21/27 (Netherlands)		$495,000	$495,604
Australia & New Zealand Banking Group Ltd., 4.40%, 05/19/26 (Australia)(1)		890,000	932,374
Banco de Bogota SA, 6.25%, 05/12/26 (Colombia)(1)		475,000	516,562
Banco Nacional de Comercio Exterior SNC, 4.38%, 10/14/25 (Mexico)(1)		400,000	415,000
Brookfield Finance LLC, 4.00%, 04/01/24 (Canada)		418,000	434,492
GrupoSura Finance SA, 5.50%, 04/29/26 (Colombia)(1)		450,000	490,500
Guanay Finance Ltd., 6.00%, 12/15/20 (Chile)(1)		856,917	886,987
HSBC Holdings PLC, 3.60%, 05/25/23 (United Kingdom)		350,000	364,544
Macquarie Bank Ltd., 6.13%, perpetual (Australia)(1)(2)(3)		275,000	288,750
Societe Generale SA, 4.75%, 11/24/25 (France)(1)		765,000	814,023
TC Ziraat Bankasi AS, 5.13%, 05/03/22 (Turkey)(1)		390,000	389,222
Turkiye Vakiflar Bankasi TAO, 5.63%, 05/30/22 (Turkey)(1)		360,000	360,000
Total Financials			6,388,058

Government — 6.9%
Argentine Republic Government International Bond, 7.50%, 04/22/26 (Argentina)		640,000	724,800
Argentine Republic Government International Bond, 7.13%, 07/06/36 (Argentina)		885,000	954,030
Argentine Republic Government International Bond, 7.63%, 04/22/46 (Argentina)		245,000	275,380
Bahrain Government International Bond, 7.00%, 10/12/28 (Bahrain)(1)		600,000	617,988
Brazil Notas Do Tesouro Nacional, Series NTNF, 10.00%, 01/01/25 (Brazil)	BRL	430,000	133,087
Brazilian Government International Bond, 10.25%, 01/10/28 (Brazil)	BRL	1,500,000	501,241
Brazilian Government International Bond, 5.63%, 01/07/41 (Brazil)		400,000	406,400
Colombia Government International Bond, 4.38%, 03/21/23 (Colombia)	COP	1,500,000,000	467,461
Colombia Government International Bond, 3.88%, 04/25/27 (Colombia)		395,000	398,061
Dominican Republic International Bond, 6.88%, 01/29/26 (Dominican Republic)(1)		190,000	217,613
Indonesia Government International Bond, 4.35%, 01/08/27 (Indonesia)(1)		570,000	605,151
Indonesia Treasury Bond, Series FR56, 8.38%, 09/15/26 (Indonesia)	IDR	5,800,000,000	470,415

Security Description		Principal	Value
FOREIGN BONDS (continued)

Government (continued)
Jordan Government International Bond, 5.75%, 01/31/27 (Jordan)(1)		$275,000	$275,574
Mexican Bonos, Series M, 6.50%, 06/09/22 (Mexico)	MXN	9,000,000	459,667
Mexico Government International Bond, 4.15%, 03/28/27 (Mexico)		480,000	499,560
Mexico Government International Bond, 4.75%, 03/08/44 (Mexico)		410,000	410,767
Oman Government International Bond, 4.75%, 06/15/26 (Oman)(1)		880,000	869,700
Provincia De Buenos Aire, 9.13%, 03/16/24 (Argentina)		905,000	1,056,587
Republic of South Africa Government Bond, Series R208, 6.75%, 03/31/21 (South Africa)	ZAR	3,470,000	235,718
Republic of South Africa Government International Bond, 4.30%, 10/12/28 (South Africa)		500,000	463,536
Russian Federal Bond — OFZ, Series 6215, 7.00%, 08/16/23 (Russia)	RUB	15,410,000	259,767
Turkey Government International Bond, 7.38%, 02/05/25 (Turkey)		510,000	585,873
Turkey Government International Bond, 4.88%, 10/09/26 (Turkey)		625,000	611,448
Ukraine Government International Bond, 7.75%, 09/01/22 (Ukraine)(1)		100,000	107,060
Total Government			11,606,884

Health Care — 0.1%
Concordia International Corp., 9.00%, 04/01/22 (Canada)(1)		105,000	92,662

Industrials — 2.3%
ALFA SAB de CV, 5.25%, 03/25/24 (Mexico)(1)		530,000	563,125
Ashtead Capital, Inc., 4.38%, 08/15/27 (United Kingdom)(1)		450,000	457,312
Bombardier, Inc., 6.13%, 01/15/23 (Canada)(1)		450,000	450,844
British Airways Pass-Through Trust, Class B, Series 2013-1, 5.63%, 06/20/20 (United Kingdom)(1)		178,282	185,868
CNH Industrial NV, 4.50%, 08/15/23 (United Kingdom)		387,000	410,220
JBS Investments GmbH, 7.25%, 04/03/24 (Brazil)(1)		475,000	470,844
JSL Europe SA, 7.75%, 07/26/24 (Brazil)(1)		460,000	490,475
Latam Finance Ltd., 6.88%, 04/11/24 (Chile)(1)		575,000	610,650
SCF Capital Ltd., 5.38%, 06/16/23 (Russia)(1)		240,000	249,542
Total Industrials			3,888,880

Materials — 5.1%
Anglo American Capital PLC, 4.00%, 09/11/27 (United Kingdom)(1)		555,000	555,880
ArcelorMittal, 6.13%, 06/01/25 (Luxembourg)		510,000	590,820

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

October 31, 2017

Security Description	Principal	Value
FOREIGN BONDS (continued)
BHP Billiton Finance USA Ltd., 6.75%, 10/19/75 (Australia)(1)(2)	$440,000	$519,200
BlueScope Steel Finance Ltd. / BlueScope Steel Finance USA LLC, 6.50%, 05/15/21 (Australia)(1)	300,000	314,250
Equate Petrochemical BV, 4.25%, 11/03/26 (Kuwait)(1)	515,000	530,450
FMG Resources Pty Ltd., 9.75%, 03/01/22 (Australia)(1)	260,000	291,200
Glencore Funding LLC, 4.00%, 03/27/27 (Switzerland)(1)	765,000	771,550
INEOS Group Holdings SA, 5.63%, 08/01/24 (Luxembourg)(1)	535,000	559,075
NOVA Chemicals Corp., 4.88%, 06/01/24 (Canada)(1)	210,000	214,462
NOVA Chemicals Corp., 5.00%, 05/01/25 (Canada)(1)	425,000	431,375
OCP SA, 5.63%, 04/25/24 (Morocco)(1)	425,000	457,398
Rusal Capital DAC, 5.13%, 02/02/22 (Russia)(1)	695,000	709,093
Severstal OAO Via Steel Capital SA, 3.85%, 08/27/21 (Russia)(1)	805,000	824,091
Teck Resources Ltd., 8.50%, 06/01/24 (Canada)(1)	190,000	218,025
Vale Overseas Ltd., 5.88%, 06/10/21 (Brazil)	325,000	356,687
Vale Overseas Ltd., 6.25%, 08/10/26 (Brazil)	305,000	352,129
Vedanta Resources PLC, 8.25%, 06/07/21 (India)(1)	800,000	896,000
Venator Finance S.a.r.l. / Venator Materials LLC, 5.75%, 07/15/25 (Luxembourg)(1)	90,000	95,400
Total Materials		8,687,085

Sovereign Government — 0.8%
Costa Rica Government International Bond, 4.38%, 04/30/25 (Costa Rica)(1)	625,000	615,625
Turkey Government International Bond, 5.63%, 03/30/21 (Turkey)	500,000	527,571
Turkey Government International Bond, 6.25%, 09/26/22 (Turkey)	200,000	217,480
Total Sovereign Government		1,360,676

Telecommunication Services — 0.5%
GTH Finance BV, 7.25%, 04/26/23 (Netherlands)(1)	800,000	907,884
Total Foreign Bonds
(Cost $42,350,373)		44,277,084

Security Description	Principal	Value
MORTGAGE BACKED SECURITIES — 13.1%

Asset Backed Security — 0.3%
Capital Auto Receivables Asset Trust, Class D, Series 2017-1, 3.15%, 02/20/25(1)	$430,000	$431,041

Commercial Mortgage Backed Securities — 1.6%
Colony Multifamily Mortgage Trust, Class A, Series 2014-1, 2.54%, 04/20/50(1)	172,105	171,342
GAHR Commercial Mortgage Trust, Class CFX, Series 2015-NRF, 3.49%, 12/15/34(1)(2)(5)	400,000	404,607
Hilton USA Trust, Class B, Series 2016-SFP, 3.32%, 11/05/35(1)	830,000	833,385
JP Morgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2007-LDPX, 5.46%, 01/15/49(2)(5)	146,610	147,160
Morgan Stanley Bank of America Merrill Lynch Trust, Class AS, Series 2015-C22, 3.56%, 04/15/48	1,000,000	1,012,804
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37(1)(2)(5)	206,724	207,177
Total Commercial Mortgage Backed Securities		2,776,475

Mortgage Securities — 2.1%
Federal National Mortgage Association, 3.00%, 12/01/46	897,722	898,912
Federal National Mortgage Association, 3.50%, 01/01/47	433,463	445,922
Federal National Mortgage Association, 4.00%, 07/01/47	1,285,089	1,351,051
Federal National Mortgage Association, 3.50%, 07/01/47	439,250	451,876
Federal National Mortgage Association, 4.00%, 08/01/47	428,471	450,524
Total Mortgage Securities		3,598,285

Residential Mortgage Backed Securities — 9.1%
American Homes 4 Rent, Class A, Series 2015-SFR1, 3.47%, 04/17/52(1)	133,604	137,827
American Homes 4 Rent Trust, Class C, Series 2015-SFR2, 4.69%, 10/17/45(1)	510,000	547,506
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Class M4, Series 2003-AR3, 4.62%, (LIBOR + 5.85%), 06/25/33(2)	517,691	515,732
Banc of America Funding Trust, Class 5A1, Series 2004-D, 3.50%, 01/25/35(2)(5)	460,669	438,117
Bayview Opportunity Master Fund IVa Trust, Class B1, Series 2016-SPL1, 4.25%, 04/28/55(1)	350,000	363,607
Bayview Opportunity Master Fund IVa Trust, Class B1, Series 2017-SPL5, 4.00%, 06/28/57(1)(2)(5)	375,000	397,573
Bayview Opportunity Master Fund IVb Trust, Class B1, Series 2016-SPL2, 4.25%, 06/28/53(1)(2)(5)	290,000	301,221
Bayview Opportunity Master Fund IVb Trust, Class B1, Series 2017-SPL3, 4.25%, 11/28/53(1)(2)(5)	385,000	405,243
Bear Stearns ARM Trust, Class 22A1, Series 2004-9, 3.58%, 11/25/34(2)(5)	405,435	408,372
Chase Mortgage Trust, Class M2, Series 2016-1, 3.75%, 04/25/45(1)(2)(5)	413,612	420,997

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

October 31, 2017

Security Description	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Chase Mortgage Trust, Class M2, Series 2016-2, 3.75%, 12/25/45(1)(2)(5)	$488,619	$496,728
Colony American Finance Ltd., Class A, Series 2015-1 (Cayman Islands), 2.90%, 10/15/47(1)	261,322	262,544
Colony Starwood Homes Trust, Class C, Series 2016-2A, 3.14%, (LIBOR + 2.15%), 12/17/33(1)(2)	430,000	431,048
COLT Mortgage Loan Trust, Class A3, Series 2017-1, 3.07%, 05/27/47(1)(2)(5)	204,639	207,630
CSMC Mortgage-Backed Trust, Class 3A1, Series 2006-8, 6.00%, 10/25/21	115,544	110,122
Deephaven Residential Mortgage Trust, Class A2, Series 2017-1A, 2.93%, 12/26/46(1)(2)(5)	98,393	98,709
Deephaven Residential Mortgage Trust, Class A2, Series 2017-2A, 2.61%, 06/25/47(1)(2)(5)	148,317	147,865
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56(1)(2)(5)	316,338	321,141
GSR Mortgage Loan Trust, Class 2A4, Series 2006-1F, 6.00%, 02/25/36	316,494	285,347
Home Equity Mortgage Trust, Class M7, Series 2005-2, 2.67%, (LIBOR + 1.68%), 07/25/35(2)	273,187	271,584
JP Morgan Mortgage Trust, Class A1, Series 2016-5, 2.60%, 12/25/46(1)(2)(5)	524,183	526,223
JPMorgan Mortgage Trust, Class 2A2, Series 2017-3, 2.50%, 08/25/47(1)(2)(5)	269,012	268,108
MASTR Alternative Loan Trust, Class 7A1, Series 2004-6, 6.00%, 07/25/34	309,379	317,549
New Residential Mortgage Loan Trust, Class A, Series 2014-1A, 3.75%, 01/25/54(1)(2)(5)	417,607	430,672
New Residential Mortgage Loan Trust, Class A3, Series 2014-2A, 3.75%, 05/25/54(1)(2)(5)	139,759	142,959
New Residential Mortgage Loan Trust, Class A1, Series 2015-2A, 3.75%, 08/25/55(1)(2)(5)	289,310	299,801
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56(1)(2)(5)	171,361	177,318
New Residential Mortgage Loan Trust, Class B1A, Series 2016-4A, 4.50%, 11/25/56(1)(2)(5)	632,520	680,107
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2017-NPL2, 3.25%, 03/28/57(1)(6)	343,522	345,650
Progress Residential Trust, Class B, Series 2017-SFR1, 3.02%, 08/17/34(1)	275,000	272,650
Resecuritization Pass-Through Trust, Class A5, Series 2005-8R, 6.00%, 10/25/34	119,480	120,605
Residential Asset Securitization Trust, Class A3, Series 2005-A1, 5.50%, 04/25/35	1,290,444	1,331,219
Sequoia Mortgage Trust, Class B1, Series 2013-8, 3.53%, 06/25/43(2(5))	286,725	288,707
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 3.45%, 04/25/34(2)(5)	176,904	179,516
Towd Point Mortgage Trust, Class A2, Series 2015-1, 3.25%, 10/25/53(1)(2)(5)	340,000	344,852
Towd Point Mortgage Trust, Class M1, Series 2015-6, 3.75%, 04/25/55(1)(2)(5)	500,000	522,548
Towd Point Mortgage Trust, Class A2, Series 2015-5, 3.50%, 05/25/55(1)(2)(5)	425,000	439,082
Towd Point Mortgage Trust, Class 1M1, Series 2015-2, 3.25%, 11/25/60(1)(2)(5)	1,195,000	1,219,413

Security Description	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Tricon American Homes Trust, Class A, Series 2017-SFR1, 2.72%, 09/17/34(1)	$125,000	$123,981
Verus Securitization Trust, Class A1, Series 2017-2A, 2.49%, 07/25/47(1)(6)	512,052	522,657
VOLT LX LLC, Class A1, Series 2017-NPL7, 3.25%, 04/25/59(1)(6)	268,149	270,194
Total Residential Mortgage Backed Securities		15,392,724
Total Mortgage Backed Securities
(Cost $21,903,628)		22,198,525

TERM LOANS — 11.5%

Consumer Discretionary — 2.1%
Advantage Sales & Marketing, Inc., 4.25%, (LIBOR + 3.25%), 07/25/21(2)	204,488	194,199
Advantage Sales & Marketing, Inc., 7.50%, (LIBOR + 6.50%), 07/25/22(2)	410,000	346,009
Caesars Entertainment Resort Properties, LLC, 4.73%, (LIBOR + 3.50%), 10/11/20(2)	841,533	843,186
Gateway Casinos & Entertainment Ltd., 4.80%, (LIBOR + 3.75%), 02/22/23(2)	89,775	91,248
Global Appliance Inc. (aka SharkNinja Operating LLC), 5.34%, (LIBOR + 4.00%), 10/04/24(2)	300,000	301,374
Hoya Midco, LLC, 5.30%, (LIBOR + 4.00%), 06/30/24(2)	129,675	130,810
Laureate Education, Inc., 5.50%, (LIBOR + 4.50%), 04/21/24(2)	406,021	408,941
Leslie’s Poolmart, Inc., 4.77%, (LIBOR + 3.75%), 08/16/23(2)	245,520	245,520
Mohegan Tribal Gaming Authority, 5.23%, (LIBOR + 4.00%), 10/13/23(2)	347,375	351,906
Playa Resorts Holding B.V., 4.31%, (LIBOR + 3.00%), 04/06/24(2)	300	301
Playa Resorts Holding B.V., 4.37%, (LIBOR + 3.00%), 04/06/24(2)	119,525	120,016
Seminole Tribe of Florida, 3.46%, (LIBOR + 2.00%), 06/26/24(2)	290,000	291,723
UFC Holdings, LLC, 4.00%, (LIBOR + 3.25%), 08/18/23(2)	276,320	278,985
Total Consumer Discretionary		3,604,218

Consumer Staples — 1.5%
Albertson’s LLC, 3.98%, (LIBOR + 2.75%), 08/25/21(2)	548,411	532,861
Albertson’s LLC, 4.29%, (LIBOR + 3.00%), 12/21/22(2)	221,768	215,216
Amplify Snack Brands, Inc., 6.50%, (LIBOR + 5.50%), 09/02/23(2)	375,454	373,811
Chobani, LLC (Chobani Idaho, LLC), 4.74%, (LIBOR + 3.50%), 10/10/23(2)	191,210	193,760
Galleria Co., 4.00%, (LIBOR + 3.00%), 09/29/23(2)	214,000	214,000
JBS USA LUX SA, 3.48%, (LIBOR + 2.50%), 10/30/22(2)	134,325	131,807
Milk Specialties Co., 5.15%, (LIBOR + 4.00%), 08/16/23(2)	335,610	338,896
Parfums Holding Co., Inc., 4.75%, (LIBOR + 4.75%), 06/28/24(2)	184,538	186,700
TKC Holdings, Inc., 4.75%, (LIBOR + 4.25%), 02/01/23(2)	333,325	337,422
Total Consumer Staples		2,524,473
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

October 31, 2017

Security Description	Principal	Value
TERM LOANS (continued)

Energy — 0.9%
Blackhawk Mining LLC, 10.50%, (LIBOR + 9.50%), 02/17/22(2)	$204,273	$188,868
Chesapeake Energy Corp., 8.55%, (LIBOR + 7.50%), 08/23/21(2)	71,000	76,414
Contura Energy, Inc., 6.00%, (LIBOR + 5.00%), 03/18/24(2)	271,600	269,904
MEG Energy Corp., 4.54%, (LIBOR + 3.50%), 12/31/23 (Canada)(2)	496,983	499,313
Traverse Midstream Partners LLC, 5.33%, (LIBOR + 4.00%), 09/27/24(2)	260,000	263,932
Ultra Resources, Inc., 4.00%, (LIBOR + 3.00%), 04/05/24(2)	235,000	235,382
Total Energy		1,533,813

Financials — 0.8%
Asurion, LLC (fka Asurion Corporation), 6.00%, (LIBOR + 6.00%), 07/13/25(2)	546,228	565,261
FinCo I LLC (aka Fortress Investment Group), 1.38%, (LIBOR + 2.75%), 06/12/22(2)	160,000	162,600
Focus Financial Partners, LLC, 4.55%, (LIBOR + 3.25%), 07/03/24(2)	55,000	55,688
Walter Investment Management, 4.75%, (LIBOR + 3.75%), 12/18/20(2)	611,974	579,591
Total Financials		1,363,140

Health Care — 1.4%
CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), 4.63%, (LIBOR + 3.25%), 06/07/23(2)	286,036	289,100
CHG Healthcare Services, Inc. (fka CHG Buyer Corp.), 4.56%, (LIBOR + 3.25%), 06/07/23(2)	728	736
Concordia Healthcare Corp., 5.25%, (LIBOR + 4.25%), 10/21/21(2)	254,468	213,046
Endo Luxembourg Finance Co. I S.a.r.l., 5.00%, (LIBOR + 4.25%), 04/12/24(2)	134,663	136,666
Envision Healthcare Corp. (fka Emergency Medical Services Corp.), 4.30%, (LIBOR + 3.00%), 12/01/23(2)	51,960	52,261
HLF Financing S.a r.l. (HLF Financing US, LLC), 6.49%, (LIBOR + 5.50%), 02/15/23(2)	197,313	200,477
NVA Holdings, Inc., 8.15%, (LIBOR + 7.00%), 08/14/22(2)	362,000	365,318
PharMerica Corp., 8.75%, (LIBOR + 7.75%), 09/26/25(2)	35,000	35,394
Sedgwick Claims Management Services, Inc., 6.75%, (LIBOR + 5.75%), 02/28/22(2)	650,000	658,937
U.S. Renal Care, Inc., 5.40%, (LIBOR + 4.25%), 12/30/22(2)	158,695	153,821
Valeant Pharmaceuticals International, Inc., 5.98%, (LIBOR + 4.75%), 04/02/22(2)	205,621	210,402
Total Health Care		2,316,158

Industrials — 1.3%
84 Lumber Co., 6.75%, (LIBOR + 5.75%), 10/25/23(2)	421,938	427,081
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC), 5.08%, (LIBOR + 3.75%), 08/18/24(2)	50,000	50,469
Hayward Industries, Inc., 3.50%, (LIBOR + 3.50%), 07/18/24(2)	35,000	35,372
Navistar, Inc., 5.00%, (LIBOR + 4.00%), 08/07/20(2)	468,643	470,107

Security Description	Principal	Value
TERM LOANS (continued)

Industrials (continued)
PAE Holding Corp., 6.50%, (LIBOR + 5.50%), 10/20/22(2)	$150,394	$151,521
Red Ventures, LLC, 4.00%, (LIBOR + 4.00%), 10/18/24(2)	350,000	348,250
TransDigm, Inc., 4.33%, (LIBOR + 3.00%), 06/09/23(2)	130,594	131,312
TransDigm, Inc., 4.24%, (LIBOR + 3.00%), 06/09/23(2)	242,516	243,849
Zodiac Pool Solutions LLC, 5.30%, (LIBOR + 4.00%), 12/20/23(2)	311,720	315,618
Total Industrials		2,173,579

Information Technology — 0.8%
Applied Systems, Inc., 8.32%, (LIBOR + 7.00%), 09/19/25(2)	50,000	51,703
Blackboard, Inc., 6.16%, (LIBOR + 5.00%), 06/30/21(2)	144,287	138,651
Everi Payments, Inc., 5.75%, (LIBOR + 4.50%), 05/09/24(2)	134,663	135,827
Kronos, Inc., 9.28%, (LIBOR + 8.25%), 11/01/24(2)	178,000	183,924
NAB Holdings, LLC, 4.80%, (LIBOR + 3.50%), 07/01/24(2)	159,600	161,096
Sungard Availability Services Capital, Inc., 8.23%, (LIBOR + 7.00%), 09/29/21(2)	400,000	377,626
Veritas US, Inc., 5.80%, (LIBOR + 4.50%), 01/27/23(2)	386,509	390,340
Total Information Technology		1,439,167

Materials — 1.1%
Anchor Glass Container Corp., 8.75%, (LIBOR + 7.75%), 12/07/24(2)	111,000	112,526
CPG International LLC (fka CPG International, Inc.), 5.05%, (LIBOR + 3.75%), 05/03/24(2)	303,475	307,032
CPI Acquisition, Inc., 5.83%, (LIBOR + 4.50%), 08/17/22(2)	865,000	631,450
Encapsys, LLC (aka Cypress Performance Group), 4.25%, (LIBOR + 3.25%), 10/26/24(2)	40,000	40,400
Encapsys, LLC (aka Cypress Performance Group), 7.50%, (LIBOR + 7.50%), 10/26/25(2)	25,000	25,469
KMG Chemicals, Inc., 5.48%, (LIBOR + 4.25%), 06/15/24(2)	52,655	53,291
New Arclin U.S. Holding Corp., 5.67%, (LIBOR + 4.25%), 02/14/24(2)	204,488	206,469
OMNOVA Solutions, Inc., 5.25%, (LIBOR + 4.25%), 08/25/23(2)	430,650	436,033
PQ Corp., 4.63%, (LIBOR + 3.25%), 11/04/22(2)	111,590	113,113
Total Materials		1,925,783

Real Estate — 0.2%
Capital Automotive L.P., 7.00%, (LIBOR + 6.00%), 03/24/25(2)	255,905	263,582

Telecommunication Services — 0.5%
Digicel International Finance Ltd., 4.94%, (LIBOR + 3.75%), 05/27/24(2)	75,000	75,741
Securus Technologies Holdings, Inc., 4.50%, (LIBOR + 4.50%), 06/20/24(2)	375,000	380,156
Securus Technologies Holdings, Inc., 8.25%, (LIBOR + 8.25%), 06/20/25(2)	210,000	212,362
West Corp., 5.24%, (LIBOR + 4.00%), 10/10/24(2)	108,939	109,305
Total Telecommunication Services		777,564

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

October 31, 2017

Security Description	Principal	Value
TERM LOANS (continued)

Utilities — 0.9%
APLP Holdings LP, 5.48%, (LIBOR + 3.50%), 04/13/23(2)	$438,124	$443,327
Energy Future Intermediate Holding Co. LLC, 4.23%, (LIBOR + 3.00%), 06/23/18(2)	330,000	332,475
Talen Energy Supply, LLC, 5.00%, (LIBOR + 4.00%), 04/06/24(2)	357,840	357,617
Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 4.08%, (LIBOR + 2.75%), 08/04/23(2)	66,691	66,992
Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 3.99%, (LIBOR + 2.75%), 08/04/23(2)	255,365	256,518
Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 3.98%, (LIBOR + 2.75%), 08/04/23(2)	73,469	73,791
Total Utilities		1,530,720
Total Term Loans
(Cost $19,513,341)		19,452,197

ASSET BACKED SECURITIES — 5.6%
Carnow Auto Receivables Trust, Class D, Series 2016-1A, 7.34%, 11/15/21(1)	430,000	435,012
Chrysler Capital Auto Receivables Trust, Class D, Series 2016-BA, 3.51%, 09/15/23(1)	470,000	467,823
CKE Restaurant Holdings, Inc., Class A2, Series 2013-1A, 4.47%, 03/20/43(1)	889,821	896,837
CONSUMER INSTALLMENT LOAN TRUST, Class A, Series 2016-LD1, 3.96%, 07/15/22(1)	215,065	215,948
Drug Royalty III LP 1, Class A, Series 2016-1A, 3.98%, 04/15/27(1)	472,319	472,865
Exeter Automobile Receivables Trust, Class C, Series 2015-1A, 4.10%, 12/15/20(1)	450,000	457,250
Exeter Automobile Receivables Trust, Class D, Series 2014-3A, 5.69%, 04/15/21(1)	575,000	592,532
First Investors Auto Owner Trust, Class E, Series 2015-2A, 5.59%, 11/15/22(1)	610,000	614,130
Flagship Credit Auto Trust, Class D, Series 2015-1, 5.26%, 07/15/21(1)	435,000	447,615
Flagship Credit Auto Trust, Class D, Series 2016-3, 3.89%, 11/15/22(1)	525,000	528,149
Foursight Capital Automobile Receivables Trust, Class B, Series 2017-1, 3.05%, 12/15/22(1)	440,000	439,519
GLS Auto Receivables Trust, Class C, Series 2017-1A, 3.50%, 07/15/22(1)	560,000	559,016
Mariner Finance Issuance Trust, Class A, Series 2017-AA, 3.62%, 02/20/29(1)	500,000	502,544
Murray Hill Marketplace Trust, Class A, Series 2016-LC1, 4.19%, 11/25/22(1)	62,102	62,308
Santander Drive Auto Receivables Trust, Class D, Series 2017-2, 3.49%, 07/17/23	565,000	572,419
Sofi Consumer Loan Program LLC, Class A, Series 2017-1, 3.28%, 01/26/26(1)	276,783	280,244
Springleaf Funding Trust, Class A, Series 2016-AA, 2.90%, 11/15/29(1)	515,000	518,711
TCF Auto Receivables Owner Trust, Class C, Series 2016-PT1A, 3.21%, 01/17/23(1)	430,000	428,275

Security Description	Principal	Value
ASSET BACKED SECURITIES (continued)
TGIF Funding LLC, Class A2, Series 2017-1A, 6.20%, 04/30/47(1)	$396,000	$409,548
Wendys Funding LLC, Class A2II, Series 2015-1A, 4.08%, 06/15/45(1)	490,000	503,300
Total Asset Backed Securities
(Cost $9,352,258)		9,404,045

U.S. TREASURY NOTES — 1.5%
U.S. Treasury Note 1.63%, 02/15/26	2,050,000	1,942,655
U.S. Treasury Note 1.88%, 02/28/22	600,000	598,231
Total U.S. Treasury Notes
(Cost $2,553,124)		2,540,886

MUNICIPAL BOND — 1.0%
State of California, 7.60%, 11/01/40
(Cost $1,724,090)	1,075,000	1,691,491

MONEY MARKET FUND — 1.9%
JP Morgan U.S. Government Money Market Fund Institutional Shares, 0.90%(7)
(Cost $3,209,693)	3,209,693	3,209,693

TOTAL INVESTMENTS — 100.0%
(Cost $165,804,659)		169,209,679
Other Assets in Excess of Liabilities — 0.0%(8)		73,884
Net Assets — 100.0%		$169,283,563

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2017, the aggregate value of these securities was $72,980,403, or 43.11% of net assets.
(2)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2017.
(3)	Perpetual security with no stated maturity date.
(4)	Payment in-kind security. 100% of the income was received in cash.
(5)	Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of October 31, 2017.
(7)	The rate shown reflects the seven-day yield as of October 31, 2017.
(8)	Amount rounds to less than 0.05%.

Abbreviations:

LIBOR — London InterBank Offered Rate

Currency Abbreviations

BRL — Brazilian Real

COP — Colombian Peso

IDR — Indonesian Rupiah

MXN — Mexican Peso

RUB — Russian Ruble

ZAR — South African Rand

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus Newfleet Multi-Sector Unconstrained Bond ETF (continued)

October 31, 2017

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$66,435,758	$—	$66,435,758
Foreign Bonds	—	44,277,084	—	44,277,084
Mortgage Backed Securities	—	22,198,525	—	22,198,525
Term Loans	—	19,452,197	—	19,452,197
Asset Backed Securities	—	9,404,045	—	9,404,045
U.S. Treasury Notes	—	2,540,886	—	2,540,886
Municipal Bond	—	1,691,491	—	1,691,491
Money Market Fund	3,209,693	—	—	3,209,693
Total	$3,209,693	$165,999,986	$—	$169,209,679

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the fiscal year. The Fund transferred $338,896 from Level 3 to Level 2 due to change in data availability used in investment valuation during year ended October 31,2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of October 31, 2017.

Term Loans
Balance as of October 31, 2016	$342,390
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	100
Purchases	—
Sales	(3,391)
Amortization (accretion)	(203)
Transfers into Level 3	—
Transfers out of Level 3	(338,896)
Balance as of October 31, 2017	—
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2017:	$—

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF

October 31, 2017

Security Description	Shares	Value
Common Stocks — 97.9%

Consumer Discretionary — 11.2%
adidas AG (Germany)	64	$14,243
Barratt Developments PLC (United Kingdom)	1,360	11,822
Berkeley Group Holdings PLC (United Kingdom)	232	11,527
Best Buy Co., Inc.	344	19,257
Compass Group PLC (United Kingdom)	988	21,691
Daimler AG (Germany)	380	31,556
Dollarama, Inc. (Canada)	144	16,030
Domino’s Pizza, Inc.	56	10,248
Ferrari NV (Italy)	136	16,301
Fiat Chrysler Automobiles NV (United Kingdom)*	1,272	21,988
Ford Motor Co.	2,180	26,749
Gap, Inc. (The)	440	11,436
Haier Electronics Group Co. Ltd. (Hong Kong)*	4,596	12,107
Home Depot, Inc. (The)	291	48,242
Hyundai Mobis Co. Ltd. (South Korea)	48	11,418
ITV PLC (United Kingdom)	5,600	12,235
Kering (France)	52	23,835
Kia Motors Corp. (South Korea)	412	13,018
Kohl’s Corp.	300	12,528
Lear Corp.	120	21,071
Liberty Global PLC Class A (United Kingdom)*	316	9,749
Macy’s, Inc.	452	8,479
Michael Kors Holdings Ltd.*	312	15,229
Netflix, Inc.*	136	26,714
Omnicom Group, Inc.	111	7,458
PVH Corp.	136	17,246
Ralph Lauren Corp.	128	11,447
Renault SA (France)	156	15,471
Starbucks Corp.	436	23,910
Suzuki Motor Corp. (Japan)	100	5,431
Target Corp.	420	24,797
Telenet Group Holding NV (Belgium)*	256	17,707
Wynn Resorts Ltd.	88	12,979
Total Consumer Discretionary		563,919

Consumer Staples — 7.3%
Altria Group, Inc.	384	24,660
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	4	23,154
CVS Health Corp.	329	22,546
Danone SA (France)	260	21,243
Diageo PLC (United Kingdom)	632	21,589
Imperial Brands PLC (United Kingdom)	400	16,312
Kirin Holdings Co. Ltd. (Japan)	800	19,028
Nestle SA (Switzerland)	200	16,820
PepsiCo, Inc.	256	28,219
Pernod Ricard SA (France)	160	23,996
Pick n Pay Stores Ltd. (South Africa)	3,864	16,206
Reckitt Benckiser Group PLC (United Kingdom)	224	20,037
Shiseido Co. Ltd. (Japan)	400	16,439
SPAR Group Ltd. (The) (South Africa)	1,336	15,720
Unilever Indonesia Tbk PT (Indonesia)	4,388	16,048
Walgreens Boots Alliance, Inc.	342	22,664
Wal-Mart Stores, Inc.	506	44,179
Total Consumer Staples		368,860

Security Description	Shares	Value
Common Stocks (continued)

Energy — 4.4%
Baker Hughes a GE Co.	608	$19,109
Cabot Oil & Gas Corp.	532	14,736
Cheniere Energy, Inc.*	244	11,404
China Petroleum & Chemical Corp. Class H (China)	23,868	17,531
Concho Resources, Inc.*	144	19,326
ConocoPhillips	532	27,212
Diamondback Energy, Inc.*	148	15,860
EQT Corp.	220	13,759
LUKOIL PJSC (Russia)(1)	244	12,939
National Oilwell Varco, Inc.	424	14,497
Petronas Dagangan Bhd (Malaysia)	100	566
Polski Koncern Naftowy ORLEN SA (Poland)	324	11,456
SK Innovation Co. Ltd. (South Korea)	68	12,442
Valero Energy Corp.	348	27,454
Total Energy		218,291

Financials — 23.6%
3i Group PLC (United Kingdom)	1,852	23,638
Affiliated Managers Group, Inc.	88	16,412
Aflac, Inc.	242	20,301
AIA Group Ltd. (Hong Kong)	2,644	19,894
Allstate Corp. (The)	324	30,411
Annaly Capital Management, Inc.	1,616	18,519
Arch Capital Group Ltd.*	212	21,124
Assicurazioni Generali SpA (Italy)	820	14,939
Australia & New Zealand Banking Group Ltd. (Australia)	744	17,037
AXA SA (France)	712	21,506
Banco do Brasil SA (Brazil)	972	10,233
Barclays PLC (United Kingdom)	7,132	17,614
BNP Paribas SA (France)	308	24,052
CaixaBank SA (Spain)	3,172	14,846
Capital One Financial Corp.	304	28,023
Chailease Holding Co. Ltd. (Taiwan)	5,336	13,765
Charles Schwab Corp. (The)	672	30,132
Cincinnati Financial Corp.	280	19,647
Citigroup, Inc.	513	37,705
Comerica, Inc.	212	16,657
Commerzbank AG (Germany)*	708	9,703
Commonwealth Bank of Australia (Australia)	372	22,102
Credit Agricole SA (France)	908	15,844
Deutsche Bank AG (Germany)	940	15,275
Discover Financial Services	344	22,886
E*TRADE Financial Corp.*	632	27,549
Everest Re Group Ltd.	72	17,096
Franklin Resources, Inc.	468	19,717
Hartford Financial Services Group, Inc. (The)	460	25,323
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	640	17,818
KB Financial Group, Inc. (South Korea)	276	14,387
Lloyds Banking Group PLC (United Kingdom)	28,800	26,121
MetLife, Inc.	520	27,862
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,800	18,777
Mizuho Financial Group, Inc. (Japan)	11,200	20,183
National Australia Bank Ltd. (Australia)	776	19,397
NN Group NV (Netherlands)	432	18,096
Principal Financial Group, Inc.	348	22,916
Progressive Corp. (The)	596	28,995

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF (continued)

October 31, 2017

Security Description	Shares	Value
Common Stocks (continued)

Financials (continued)
Prudential Financial, Inc.	256	$28,278
Regions Financial Corp.	1,364	21,115
Reinsurance Group of America, Inc.	1	149
Royal Bank of Canada (Canada)	420	32,839
Royal Bank of Scotland Group PLC (United Kingdom)*	3,296	12,367
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	56	13,646
Societe Generale SA (France)	316	17,595
Standard Chartered PLC (United Kingdom)*	1,732	17,262
Sumitomo Mitsui Financial Group, Inc. (Japan)	400	15,890
Synchrony Financial	644	21,007
T Rowe Price Group, Inc.	272	25,269
TD Ameritrade Holding Corp.	372	18,596
Torchmark Corp.	293	24,650
Toronto-Dominion Bank (The) (Canada)	468	26,605
Travelers Cos., Inc. (The)	166	21,987
US Bancorp	478	25,994
Voya Financial, Inc.	348	13,976
Westpac Banking Corp. (Australia)	764	19,290
WR Berkley Corp.	320	21,945
Total Financials		1,184,962

Health Care — 12.0%
Abbott Laboratories	423	22,939
Alexion Pharmaceuticals, Inc.*	112	13,402
Align Technology, Inc.*	92	21,986
Becton Dickinson and Co.	112	23,371
BioMarin Pharmaceutical, Inc.*	144	11,821
Centene Corp.*	220	20,607
Cigna Corp.	274	54,038
CSPC Pharmaceutical Group Ltd. (China)	8,772	15,247
Danaher Corp.	243	22,422
Eli Lilly & Co.	293	24,008
Express Scripts Holding Co.*	768	47,071
Genmab A/S (Denmark)*	60	12,116
Gilead Sciences, Inc.	512	38,379
H Lundbeck A/S (Denmark)	168	9,983
Hologic, Inc.*	516	19,531
Incyte Corp.*	116	13,137
Ipsen SA (France)	92	11,124
Johnson & Johnson	406	56,600
Mallinckrodt PLC*	224	7,094
McKesson Corp.	168	23,164
Pfizer, Inc.	1,021	35,796
Regeneron Pharmaceuticals, Inc.*	36	14,494
Roche Holding AG (Switzerland)	108	24,953
Shire PLC	356	17,594
Sinopharm Group Co. Ltd. Class H (China)	3,868	17,304
United Therapeutics Corp.*	80	9,487
Vertex Pharmaceuticals, Inc.*	112	16,378
Total Health Care		604,046

Industrials — 9.7%
3M Co.	7	1,611
Arconic, Inc.	368	9,244
Canadian National Railway Co. (Canada)	296	23,818
Caterpillar, Inc.	80	10,864
CNH Industrial NV (United Kingdom)	1,132	14,465

Security Description	Shares	Value
Common Stocks (continued)

Industrials (continued)
Cummins, Inc.	2	$354
Dai Nippon Printing Co. Ltd. (Japan)	800	19,032
Daikin Industries Ltd. (Japan)	265	29,062
Deere & Co.	148	19,666
Deutsche Lufthansa AG (Germany)	732	23,363
East Japan Railway Co. (Japan)	210	20,260
Honeywell International, Inc.	188	27,102
Hyundai Heavy Industries Co. Ltd. (South Korea)*	72	10,058
International Consolidated Airlines Group SA (United Kingdom)	1,860	15,708
Jacobs Engineering Group, Inc.	288	16,764
Johnson Controls International PLC	453	18,750
Komatsu Ltd. (Japan)	400	13,006
Northrop Grumman Corp.	68	20,096
Recruit Holdings Co. Ltd. (Japan)	400	9,766
RELX NV (United Kingdom)	1,188	26,833
Rockwell Collins, Inc.	140	18,984
Sandvik AB (Sweden)	1,416	25,862
Schindler Holding AG (Switzerland)	87	19,211
Sumitomo Corp. (Japan)	1,600	22,986
Toppan Printing Co. Ltd. (Japan)	2,200	22,212
Transurban Group (Australia)	1,944	18,047
Volvo AB Class B (Sweden)	1,048	20,768
Weir Group PLC (The) (United Kingdom)	412	10,687
Total Industrials		488,579

Information Technology — 16.8%
Adobe Systems, Inc.*	271	47,468
Advanced Micro Devices, Inc.*	764	8,393
Alibaba Group Holding Ltd. (China)*(1)	96	17,749
Analog Devices, Inc.	216	19,721
Applied Materials, Inc.	480	27,086
ASML Holding NV (Netherlands)	120	21,638
Broadcom Ltd.	78	20,585
CA, Inc.	1,124	36,395
Cisco Systems, Inc.	1,456	49,722
Citrix Systems, Inc.*	236	19,496
Compal Electronics, Inc. (Taiwan)	21,524	15,843
DXC Technology Co.	184	16,840
Hon Hai Precision Industry Co. Ltd. (Taiwan)	5,008	18,598
HP, Inc.	2,103	45,320
Infosys Ltd. (India)(1)	1,660	24,651
Juniper Networks, Inc.	584	14,501
Lam Research Corp.	108	22,526
Micron Technology, Inc.*	564	24,991
NetApp, Inc.	364	16,169
NetEase, Inc. (China)(1)	36	10,149
Nintendo Co. Ltd. (Japan)	27	10,401
Nippon Electric Glass Co. Ltd. (Japan)	400	16,200
Nokia OYJ (Finland)	2,272	11,158
NVIDIA Corp.	148	30,608
QUALCOMM, Inc.	398	20,302
Ricoh Co. Ltd. (Japan)	1,600	14,719
Samsung Electronics Co. Ltd. (South Korea)	12	29,498
ServiceNow, Inc.*	132	16,681
SK Hynix, Inc. (South Korea)	152	11,152
Splunk, Inc.*	164	11,037

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF (continued)

October 31, 2017

Security Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,164	$25,493
Tencent Holdings Ltd. (China)	652	29,234
Tokyo Electron Ltd. (Japan)	70	12,162
Visa, Inc. Class A	428	47,071
Western Digital Corp.	172	15,354
Western Union Co. (The)	896	17,795
Workday, Inc. Class A*	112	12,431
WPG Holdings Ltd. (Taiwan)	13,632	18,667
Xerox Corp.	448	13,579
Total Information Technology		841,383

Materials — 5.5%
Air Products & Chemicals, Inc.	124	19,769
Anglo American PLC (United Kingdom)	808	15,239
ArcelorMittal (Luxembourg)*	864	24,773
Barrick Gold Corp. (Canada)	700	10,114
BHP Billiton Ltd. (Australia)	816	16,575
CF Industries Holdings, Inc.	292	11,090
Covestro AG (Germany)(2)	164	15,734
FMC Corp.	132	12,257
Glencore PLC (Switzerland)*	3,732	17,993
JFE Holdings, Inc. (Japan)	800	17,026
Kobe Steel Ltd. (Japan)*	800	6,684
LANXESS AG (Germany)	192	15,003
Mitsubishi Chemical Holdings Corp. (Japan)	1,600	16,569
Newmont Mining Corp.	568	20,539
Norsk Hydro ASA (Norway)	1,840	14,226
Sappi Ltd. (South Africa)	1,424	9,538
Sherwin-Williams Co. (The)	52	20,548
Vale SA (Brazil)	1,156	11,343
Total Materials		275,020

Real Estate — 2.7%
American Tower Corp.	188	27,010
Ascendas Real Estate Investment Trust (Singapore)	14,000	28,142
Ayala Land, Inc. (Philippines)	14,000	11,715
China Evergrande Group (China)*	2,316	8,921
Link REIT (Hong Kong)	2,688	22,586
SBA Communications Corp.*	100	15,718
Swiss Prime Site AG (Switzerland)*	272	23,215
Total Real Estate		137,307

Telecommunication Services — 1.5%
China Mobile Ltd. (China)	2,456	24,666
Telecom Italia SpA/Milano (Italy)*	23,868	20,713
Telefonica Deutschland Holding AG (Germany)	2,612	13,275

Security Description	Shares	Value
Common Stocks (continued)

Telecommunication Services (continued)
T-Mobile US, Inc.*	252	$15,062
Total Telecommunication Services		73,716

Utilities — 3.2%
Chubu Electric Power Co., Inc. (Japan)	1,600	20,502
Edison International	251	20,068
Fortis, Inc./Canada (Canada)	944	34,764
National Grid PLC (United Kingdom)	2,224	26,761
RWE AG (Germany)*	572	14,299
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	3,200	13,058
Xcel Energy, Inc.	584	28,920
Total Utilities		158,372

Total Common Stocks
(Cost $4,895,905)		4,914,455

PREFERRED STOCKS — 1.5%

Consumer Discretionary — 0.6%
Volkswagen AG, 1.34% (Germany)	156	$28,330

Consumer Staples — 0.5%
Henkel AG & Co. KGaA, 1.42% (Germany)	176	24,704

Financials — 0.4%
Itau Unibanco Holding SA, 0.44% (Brazil)	1,472	18,921
Total Preferred Stocks
(Cost $71,604)		71,955

MONEY MARKET FUND — 0.6%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 0.93%(3)
(Cost $31,376)	31,376	31,376

TOTAL INVESTMENTS — 100.0%
(Cost $4,998,885)		5,017,786
Other Assets in Excess of Liabilities — 0.0%(4)		1,348
Net Assets — 100.0%		$5,019,134

*	Non-income producing security.
(1)	American Depositary Receipts.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2017, the aggregate value of these securities was $15,734, or 0.31% of net assets.
(3)	The rate shown reflects the seven-day yield as of October 31, 2017.
(4)	Amount rounds to less than 0.05%.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — Virtus WMC Global Factor Opportunities ETF (continued)

October 31, 2017

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$4,914,455	$—	$—	$4,914,455
Preferred Stocks	71,955	—	—	71,955
Money Market Fund	31,376	—	—	31,376
Total	$5,017,786	$—	$—	$5,017,786

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the fiscal period. There were no significant transfers between levels during the period ended October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. There were no Level 3 securities as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

October 31, 2017

	InfraCap REIT Preferred ETF	iSectors® Post-MPT Growth ETF	Virtus Cumberland Municipal Bond ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Assets:
Investments, at cost	$20,533,563	$12,585,363	$16,191,708	$33,279,622	$40,995,317
Investments, at value (including securities on loan)[1]	20,615,813	13,523,872	16,522,782	37,429,359	44,890,329
Cash	—	—	—	200,259	251,595
Receivables:
Securities lending receivable	—	—	—	4,337	3,873
Dividends and interest receivable	10,123	149	207,349	—	—
Due from sub adviser	—	—	3,823	—	—
Investment securities sold	—	2,136,448	—	—	1,975,978
Offering cost	—	—	1,674	—	—
Prepaid expenses	—	29	—	56	56
Total Assets	20,625,936	15,660,498	16,735,628	37,634,011	47,121,831

Liabilities:
Payables:
Investment securities purchased	—	2,167,344	—	—	—
Collateral for securities on loan	—	—	—	7,092,199	7,713,338
Sub-advisory fees	—	15,427	—	—	—
Capital shares payable	—	—	—	—	1,976,028
Advisory fees	9,948	2,338	—	22,726	55,453
Accounting and Administration fees	—	—	4,082	—	—
Professional fees	—	—	32,321	—	—
Trustee fees	—	—	2,696	—	—
Other accrued expenses	6,645	—	34,884	18,005	—
Total Liabilities	16,593	2,185,109	73,983	7,132,930	9,744,819
Net Assets	$20,609,343	$13,475,389	$16,661,645	$30,501,081	$37,377,012

Net Assets Consist of:
Paid-in capital	$20,557,733	$12,538,480	$16,047,757	$42,070,367	$38,319,975
Undistributed net investment income/(distributions in excess of net investment income)	(3,540)	85,487	59,552	(220,290)	—
Undistributed (Accumulated) net realized gain (loss) on investments	(27,100)	(87,087)	223,262	(15,498,733)	(4,837,975)
Net unrealized appreciation on investments	82,250	938,509	331,074	4,149,737	3,895,012
Net Assets	$20,609,343	$13,475,389	$16,661,645	$30,501,081	$37,377,012
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	800,004	500,004	650,004	1,100,004	950,004
Net asset value per share	$25.76	$26.95	$25.63	$27.73	$39.34
1 Market value of securities on loan	$—	$—	$—	$8,793,190	$11,431,989

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

October 31, 2017

	Virtus Newfleet Multi-Sector Unconstrained Bond ETF	Virtus WMC Global Factor Opportunities ETF
Assets:
Investments, at cost	$165,804,659	$4,998,885
Investments, at value	169,209,679	5,017,786
Cash	51,896	—
Receivables:
Investment securities sold	2,591,790	—
Dividends and interest receivable	1,665,450	2,686
Reclaim	—	10
Prepaid expenses	6,965	—
Total Assets	173,525,780	5,020,482

Liabilities:
Payables:
Investment securities purchased	1,313,382	—
Capital shares payable	2,584,478	—
Advisory fees	102,924	1,348
Accounting and administration fees	13,239	—
Professional fees	72,518	—
Trustee fees	1,743	—
Other accrued payable	153,933	—
Total Liabilities	4,242,217	1,348
Net Assets	$169,283,563	$5,019,134

Net Assets Consist of:
Paid-in capital	$162,811,041	$5,000,100
Undistributed net investment income	274,666	1,869
Undistributed (Accumulated) net realized gain (loss) on investments	2,794,793	(1,742)
Net unrealized appreciation on investments	3,403,063	18,907
Net Assets	$169,283,563	$5,019,134
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	6,550,004	200,004
Net asset value per share	$25.84	$25.10

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Year Ended October 31, 2017

	InfraCap REIT Preferred ETF[1]	iSectors® Post-MPT Growth ETF	Virtus Cumberland Municipal Bond ETF[2]	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Investment Income:
Dividend income	$548,409	$—	$—	$13	$267,256
Income distributions from underlying funds	—	222,384	—	—	—
Interest income	—	—	487,248	584	—
Securities lending, net of fees	—	—	—	71,988	110,495
Total Investment Income	548,409	222,384	487,248	72,585	377,751

Expenses:
Sub-Advisory fees	—	89,205	45,217	148,830[3]	239,860[3]
Custody fees	—	—	1,846	—	—
Advisory fees	41,582	13,516	45,217	49,026[4]	69,201[4]
Exchange listing fees	—	—	13,762	—	—
Professional fees	—	—	40,648	—	—
Insurance fees	—	—	1,007	—	—
Accounting and administration fees	—	—	9,228	—	—
Transfer agent fees	—	—	11,282	—	—
Trustee fees	—	—	6,291	—	—
Report to shareholders fees	—	—	7,471	—	—
Offering costs	—	—	6,160	—	—
Pricing fees	—	—	8,157	—	—
Other expense	—	—	1,195	—	—
Total Expenses	41,582	102,721	197,481	197,856	309,061
Less expense waivers/reimbursements	—	(15,319)	(88,591)	—	—
Net Investment Income (Loss)	506,827	134,982	378,358	(125,271)	68,690

Net Realized Gain (Loss) on:
Investments	10,405	361,997	223,262	(7,513,036)	(2,261,959)
In-kind transactions	—	159,150	—	4,183,721	4,076,738
Total Net Realized Gain (Loss)	10,405	521,147	223,262	(3,329,315)	1,814,779

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	82,250	1,013,409	331,074	12,951,955	7,433,275
Total Change in Net Unrealized Appreciation	82,250	1,013,409	331,074	12,951,955	7,433,275
Net Realized and Change in Unrealized Gain	92,655	1,534,556	554,336	9,622,640	9,248,054
Net Increase in Net Assets Resulting from Operations	$599,482	$1,669,538	$932,694	$9,497,369	$9,316,744

1	From February 7, 2017 (Commencement of operations) through October 31, 2017.
2	From January 17, 2017 (Commencement of operations) through October 31, 2017.
3	Prior to August 14, 2017 (effective date of amended and restated advisory agreement), the Fund paid sub-advisory fees of 0.85%.
4	From August 14, 2017 through October 31, 2017, the Fund paid advisory fees of 0.79%.

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

For the Year Ended October 31, 2017

	Virtus Newfleet Multi-Sector Unconstrained Bond ETF	Virtus WMC Global Factor Opportunities ETF[1]

Investment Income:
Dividend income (net of foreign withholding taxes)	$—	$2,690
Interest income	9,440,625	742
Total Investment Income	9,440,625	3,432

Expenses:
Advisory fees	1,305,366	1,348
Accounting and administration fees	93,240	—
Pricing fees	57,785	—
Professional fees	49,180	—
Exchange listing fees	17,502	—
Custody fees	13,928	—
Insurance fees	12,001	—
Transfer agent fees	10,001	—
Report to shareholders fees	9,501	—
Board expense	967	—
Trustee fees	6,001	—
Total Expenses	1,575,472	1,348
Less expense waivers/reimbursements	(83,625)	—
Net Investment Income	7,948,778	2,084

Net Realized Gain (Loss) on:
Investments	2,855,403	(1,742)
Foreign currency transactions	(1,877)	(215)
Total Net Realized Gain (Loss)	2,853,526	(1,957)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(732,796)	18,901
Foreign currency transactions	(1,957)	6
Total Change in Net Unrealized Appreciation (Depreciation)	(734,753)	18,907
Net Realized and Change in Unrealized Gain	2,118,773	16,950
Net Increase in Net Assets Resulting from Operations	$10,067,551	$19,034

1	From October 10, 2017 (Commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	InfraCap REIT Preferred ETF	iSectors® Post-MPT Growth ETF
	For the Period February 7, 2017[1] Through October 31, 2017	For the Year Ended October 31, 2017	For the Period August 16, 2016[1] Through October 31, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$506,827	$134,982	$12,967
Net realized gain (loss) on investments	10,405	521,147	(456,464)
Net change in unrealized appreciation (depreciation) on investments	82,250	1,013,409	(74,900)
Net increase (decrease) in net assets resulting from operations	599,482	1,669,538	(518,397)

Distributions to Shareholders from:
Net investment income	(554,337)	(60,825)	—
Total distributions	(554,337)	(60,825)	—

Shareholder Transactions:
Proceeds from shares sold	20,564,198	4,966,461	9,853,633
Cost of shares redeemed	—	(2,435,021)	—
Net increase in net assets resulting from shareholder transactions	20,564,198	2,531,440	9,853,633
Increase in net assets	20,609,343	4,140,153	9,335,236

Net Assets:
Beginning of period	—	9,335,236	—
End of period	$20,609,343	$13,475,389	$9,335,236
Undistributed net investment income/(distributions in excess of net investment income)	(3,540)	85,487	12,967

Changes in Shares Outstanding:
Shares outstanding, beginning of period	—	400,004	—
Shares sold	800,004	200,000	400,004
Shares redeemed	—	(100,000)	—
Shares outstanding, end of period	800,004	500,004	400,004

1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus Cumberland Municipal Bond ETF	Virtus LifeSci Biotech Clinical Trials ETF		Virtus LifeSci Biotech Products ETF
	For the Period January 17, 2017[1] Through October 31, 2017	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$378,358	$(125,271)	$(131,006)	$68,690	$(88,775)
Net realized gain (loss) on investments	223,262	(3,329,315)	(6,445,695)	1,814,779	(832,547)
Net change in unrealized appreciation (depreciation) on investments	331,074	12,951,955	(1,172,468)	7,433,275	780
Net increase (decrease) in net assets resulting from operations	932,694	9,497,369	(7,749,169)	9,316,744	(920,542)

Distributions to Shareholders from:
Net investment income	(318,806)	—	—	—	—
Net realized gains	—	—	(125,231)	—	(278,077)
Total distributions	(318,806)	—	(125,231)	—	(278,077)

Shareholder Transactions:
Proceeds from shares sold	24,998,500	14,913,738	10,198,398	15,741,453	11,705,989
Cost of shares redeemed	(8,950,743)	(11,955,467)	(7,539,301)	(10,811,233)	(10,251,469)
Net increase in net assets resulting from shareholder transactions	16,047,757	2,958,271	2,659,097	4,930,220	1,454,520
Increase (decrease) in net assets	16,661,645	12,455,640	(5,215,303)	14,246,964	255,901

Net Assets:
Beginning of year	—	18,045,441	23,260,744	23,130,048	22,874,147
End of year	$16,661,645	$30,501,081	$18,045,441	$37,377,012	$23,130,048
Undistributed net investment income/(distributions in excess of net investment income)	59,552	(220,290)	(95,019)	—	(78,011)

Changes in Shares Outstanding:
Shares outstanding, beginning of year	—	1,000,004	850,004	800,004	750,004
Shares sold	1,000,004	650,000	450,000	450,000	400,000
Shares redeemed	(350,000)	(550,000)	(300,000)	(300,000)	(350,000)
Shares outstanding, end of year	650,004	1,100,004	1,000,004	950,004	800,004

1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Virtus Newfleet Multi-Sector Unconstrained Bond ETF
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$7,948,778	$6,348,454
Net realized gain on investments	2,853,526	2,692,069
Net change in unrealized appreciation (depreciation) on investments	(734,753)	3,630,805
Net increase in net assets resulting from operations	10,067,551	12,671,328

Distributions to Shareholders from:
Net investment income	(7,931,960)	(6,228,079)
Net realized gain	(2,638,127)	—
Total distributions	(10,570,087)	(6,228,079)

Shareholder Transactions:
Proceeds from shares sold	48,492,343	29,650,887
Cost of shares redeemed	(46,179,993)	(21,655,327)
Net increase in net assets resulting from shareholder transactions	2,312,350	7,995,560
Increase in net assets	1,809,814	14,438,809

Net Assets:
Beginning of year	167,473,749	153,034,940
End of year	$169,283,563	$167,473,749
Undistributed net investment income	274,666	255,902

Changes in Shares Outstanding:
Shares outstanding, beginning of year	6,450,004	6,100,004
Shares sold	1,900,000	1,200,000
Shares redeemed	(1,800,000)	(850,000)
Shares outstanding, end of year	6,550,004	6,450,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

Virtus WMC Global Factor Opportunities ETF
For the Period October 10, 2017[1] Through October 31, 2017

Increase in Net Assets Resulting from Operations:
Net investment income	$2,084
Net realized loss on investments	(1,957)
Net change in unrealized appreciation on investments	18,907
Net increase in net assets resulting from operations	19,034

Shareholder Transactions:
Proceeds from shares sold	5,000,100
Increase in net assets	5,019,134

Net Assets:
Beginning of period	—
End of period	$5,019,134
Undistributed net investment income	1,869

Changes in Shares Outstanding:
Shares outstanding, beginning of period	—
Shares sold	200,004
Shares outstanding, end of period	200,004

1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

InfraCap REIT Preferred ETF
For the Period February 7, 2017[1] Through October 31, 2017

Per Share Data for a Share Outstanding Throughout the period presented:
Net asset value, beginning of period	$25.06
Investment operations:
Net investment income[2]	1.03
Net realized and unrealized gain	0.60
Total from investment operations	1.63

Less Distributions from:
Net Investment income	(0.93)
Total distributions	(0.93)
Net Asset Value, End of period	$25.76
Net Asset Value Total Return[3]	6.54%
Net assets, end of period (000’s omitted)	$20,609

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%[4]
Net investment income	5.48%[4]
Portfolio turnover rate[5]	91%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	iSectors® Post-MPT Growth ETF
	For the Year Ended October 31, 2017	For the Period August 16, 2016[1] Through October 31, 2016

Per Share Data for a Share Outstanding Throughout each period presented:
Net asset value, beginning of period	$23.34	$24.89
Investment operations:
Net investment income[2]	0.31	0.04
Net realized and unrealized gain (loss)	3.45	(1.59)
Total from investment operations	3.76	(1.55)

Less Distributions from:
Net Investment income	(0.15)	—
Total distributions	(0.15)	—
Net Asset Value, End of period	$26.95	$23.34
Net Asset Value Total Return[3]	16.20%	(6.25)%
Net assets, end of period (000’s omitted)	$13,475	$9,335

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:[4]
Expenses, net of expense waivers	0.81%	0.95%[5]
Expenses, prior to expense waivers	0.95%	0.95%[5]
Net investment income	1.25%	0.80%[5]
Portfolio turnover rate[6]	207%	78%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Does not include expenses of the underlying funds in which the Fund invests.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Does not include portfolio activity of the underlying funds in which the Fund invests.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Virtus Cumberland Municipal Bond ETF
For the Period January 17, 2017[1] Through October 31, 2017

Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income[2]	0.41
Net realized and unrealized gain	0.56
Total from investment operations	0.97

Less Distributions from:
Net Investment income	(0.34)
Total distributions	(0.34)
Net Asset Value, End of period	$25.63
Net Asset Value Total Return[3]	3.92%
Net assets, end of period (000’s omitted)	$16,662

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.59%[4]
Expenses, prior to expense waivers	1.07%[4]
Net investment income	2.05%[4]
Portfolio turnover rate[5]	60%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period December 16, 2014[1] Through October 31, 2015

Per Share Data for a Share Outstanding Throughout each period presented:
Net asset value, beginning of period	$18.05	$27.37	$25.00
Investment operations:
Net investment loss[2]	(0.12)	(0.14)	(0.24)
Net realized and unrealized gain (loss)	9.80	(9.03)	2.61 [3]
Total from investment operations	9.68	(9.17)	2.37

Less Distributions from:
Net realized gains	—	(0.15)	—
Total distributions	—	(0.15)	—
Net Asset Value, End of period	$27.73	$18.05	$27.37
Net Asset Value Total Return[4]	53.66%	(33.73)%	9.46%
Net assets, end of period (000’s omitted)	$30,501	$18,045	$23,261

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.83%	0.85%[5]	0.85%[6,7]
Net investment loss	(0.53)%	(0.67)%	(0.85)%[6]
Portfolio turnover rate[8]	45%	54%	76%[9]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes due to the timing of creation of Fund shares in relation to fluctuating market values.
4	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
5	The ratio of expenses to average net assets include tax expense fees of less than 0.01%.
6	Annualized.
7	The ratio of expenses to average net assets include interest expense fees of less than 0.01%.
8	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
9	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period December 16, 2014[1] Through October 31, 2015

Per Share Data for a Share Outstanding Throughout each period presented:
Net asset value, beginning of period	$28.91	$30.50	$25.00
Investment operations:
Net investment income (loss)[2]	0.07	(0.12)	(0.17)
Net realized and unrealized gain (loss)	10.36	(1.07)	5.67 [3]
Total from investment operations	10.43	(1.19)	5.50

Less Distributions from:
Net realized gains	—	(0.40)	—
Total distributions	—	(0.40)	—
Net Asset Value, End of period	$39.34	$28.91	$30.50
Net Asset Value Total Return[4]	36.08%	(3.97)%	21.99%
Net assets, end of period (000’s omitted)	$37,377	$23,130	$22,874

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.84%	0.85%[5]	0.86%[6,7]
Net investment income (loss)	0.19%	(0.43)%	(0.58)%[6]
Portfolio turnover rate[8]	34%	35%	45%[9]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The per share amount of realized and unrealized gain (loss) on investments does not accord with the amounts reported in the Statements of Changes due to the timing of creation of Fund shares in relation to fluctuating market values.
4	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
5	The ratio of expenses to average net assets include tax expense fees of less than 0.01%.
6	Annualized.
7	The ratio of expenses to average net assets include interest expense fees of 0.01%.
8	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
9	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Virtus Newfleet Multi-Sector Unconstrained Bond ETF
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period August 10, 2015[1] Through October 31, 2015

Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.96	$25.09	$25.00
Investment operations:
Net investment income[2]	1.09	0.95	0.05
Net realized and unrealized gain	0.22	0.85	0.07
Total from investment operations	1.31	1.80	0.12

Less Distributions from:			—
Net Investment income	(1.10)	(0.93)	(0.03)
Net realized gains	(0.33)	—	—
Total distributions	(1.43)	(0.93)	(0.03)
Net Asset Value, End of period	$25.84	$25.96	$25.09
Net Asset Value Total Return[3]	5.26%	7.37%	0.47%
Net assets, end of period (000’s omitted)	$169,284	$167,474	$153,035

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.80%	0.80%[4]	0.80%[5]
Expenses, prior to expense waivers	0.84%	0.91%[4]	0.99%[5]
Net investment income	4.26%	3.75%	0.88%[5]
Portfolio turnover rate[6]	113%	100%	20%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	The ratio of expenses to average net assets include tax expense fees of less than 0.01%.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

Virtus WMC Global Factor Opportunities ETF
For the Period October 10, 2017[1] Through October 31, 2017

Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income[2]	0.01
Net realized and unrealized gain	0.09
Total from investment operations	0.10
Net Asset Value, End of period	$25.10
Net Asset Value Total Return[3]	0.38%
Net assets, end of period (000’s omitted)	$5,019

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%[4]
Net investment income	0.76%[4]
Portfolio turnover rate[5]	23%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). InfraCap REIT Preferred ETF, iSectors® Post-MPT Growth ETF, Virtus Cumberland Municipal Bond ETF, Virtus LifeSci Biotech Clinical Trials ETF (formerly known as: BioShares Biotechnology Clinical Trials Fund), Virtus LifeSci Biotech Products ETF (formerly known as: BioShares Biotechnology Products Fund), Virtus Newfleet Multi-Sector Unconstrained Bond ETF, and Virtus WMC Global Factor Opportunities ETF (each, a “Fund”, and collectively, the “Funds”), each a separate investment portfolio of the Trust, are presented herein. iSectors® Post-MPT Growth ETF is a “fund of funds”, in that the Fund will generally invest in other registered investment companies. The offering of shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Funds	Commencement of Operations
InfraCap REIT Preferred ETF	February 7, 2017
iSectors® Post-MPT Growth ETF	August 16, 2016
Virtus Cumberland Municipal Bond ETF	January 17, 2017
Virtus LifeSci Biotech Clinical Trials ETF	December 16, 2014
Virtus LifeSci Biotech Products ETF	December 16, 2014
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	August 10, 2015
Virtus WMC Global Factor Opportunities ETF	October 10, 2017

InfraCap REIT Preferred ETF, Virtus Cumberland Municipal Bond ETF, Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF are “non-diversified” Funds, as defined under the 1940 Act.

InfraCap REIT Preferred ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index.

The iSectors® Post-MPT Growth ETF seeks growth of capital, with a secondary emphasis on capital preservation, independent of individual market conditions.

The Virtus Cumberland Municipal Bond ETF seeks to provide a competitive level of current income exempt from federal income tax, while preserving capital.

The Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF seek investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index and LifeSci Biotechnology Products Index, respectively.

The Virtus Newfleet Multi-Sector Unconstrained Bond ETF seeks to provide a high level of current income and, secondarily, capital appreciation.

The Virtus WMC Global Factor Opportunities ETF seeks capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)

October 31, 2017

Organization and Offering Costs

During the fiscal year, Virtus ETF Advisers LLC, the Funds’ investment adviser (the “Adviser”), has assumed organization costs for the Trust relating to the organization of the Virtus Cumberland Municipal Bond ETF. Offering costs, consisting primarily of legal fees related to preparing the initial registration statement, are deferred and are being amortized over a 12 month period beginning with the commencement of operations of the Fund.

Security Valuation

Equity securities and Exchange-Traded Funds are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”) or NASDAQ, at the NYSE or NASDAQ Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Such valuations are typically categorized as Level 2 in the fair value hierarchy described below. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day and are typically categorized as Level 1 in the fair value hierarchy described below.

Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2017, is disclosed at the end of each Fund’s Schedule of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification.

Foreign Taxes

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Notes to Financial Statements (continued)

October 31, 2017

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Loan Agreements

The Virtus Newfleet Multi-Sector Unconstrained Bond ETF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 102% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and

Notes to Financial Statements (continued)

October 31, 2017

rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At October 31, 2017, the following Funds had securities on loan:

Funds	Market Value	Cash Collateral(a)	Non Cash Collateral(a)	Net Amount
Virtus LifeSci Biotech Clinical Trials ETF	$8,793,190	$7,092,199	$1,700,991	$—
Virtus LifeSci Biotech Products ETF	$11,431,989	7,713,338	$3,718,651	—

a	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

Funds not listed in table above do not have any securities on loan at October 31, 2017.

The following table presents the contract value of securities lending transactions and the type of collateral provided to counterparties.

Remaining Contractual Maturity of the Agreements, as of October 31, 2017

	Overnight and	Between
	Continuous	<30 Days	30 & 90 Days	>90 Days	Total
Virtus LifeSci Biotech Clinical Trials ETF
Securities Lending Transactions
Common Stocks	$7,092,199	$—	$—	$—	$7,092,199
Gross amount of recognized liabilities for securities lending transactions:					$7,092,199

Virtus LifeSci Biotech Products ETF
Securities Lending Transactions
Common Stocks	$7,713,338	$—	$—	$—	$7,713,338
Gross amount of recognized liabilities for securities lending transactions:					$7,713,338

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreements

The Trust has entered into Investment Advisory Agreements (collectively, “Advisory Agreement”) with the Adviser, a wholly owned subsidiary of ETFis Holdings LLC, on behalf of each Fund. ETFis Holdings LLC is majority-owned by Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser pays all of the ordinary operating expenses of the Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF and Virtus WMC Global Factor Opportunities ETF, except for each Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds. The Adviser is entitled to receive a fee from each Fund (unless otherwise noted below) based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
InfraCap REIT Preferred ETF	0.45%, subject to a minimum annual fee of $25,000 per year.
iSectors® Post-MPT Growth ETF	0.125%, subject to a minimum annual fee of $25,000 per year.
Virtus Cumberland Municipal Bond ETF	0.245%
Virtus LifeSci Biotech Clinical Trials ETF	0.79%*
Virtus LifeSci Biotech Products ETF	0.79%*
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	0.70%
Virtus WMC Global Factor Opportunities ETF	0.49%

*	Prior to August 14, 2017, Virtus LifeSci Biotech Clinical Trials ETF and VirtusLifeSci Biotech Products ETF’s sub-advisory fees were 0.85%. Effective August 14, 2017, the advisory fees were changed to 0.79%.

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Notes to Financial Statements (continued)

October 31, 2017

Expense Limitation Agreement

The Adviser and, with respect to iSectors® Post-MPT Growth ETF, the Sub-Adviser, has contractually agreed to reduce its fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) from exceeding a specified amount. The expense cap in effect for the Funds during the period ended October 31, 2017 are as follows:

Funds	Expense Limit	Expense Limit Effective Through
iSectors® Post-MPT Growth ETF	0.75%*	February 28, 2019
Virtus Cumberland Municipal Bond ETF	0.59%	February 28, 2018
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	0.80%	March 1, 2018

*	Effective March 1, 2017. Prior to March 1, 2017, iSectors® Post-MPT Growth ETF did not have an expense limitation agreement.

Funds not listed in the table above do not have an expense limitation agreement.

The expense limitation agreement with respect to a Fund will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund, or, with respect to iSectors® Post-MPT Growth ETF, the Sub-Advisory Agreement between the Sub-Adviser and the Fund.

Under certain conditions, the Adviser may recapture operating expenses reimbursed within three years after the date on which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitation, or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

Funds	2018	2019	2020
Virtus Cumberland Municipal Bond ETF	$—	$—	$88,591
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	$57,777	$183,990	$83,625

The Sub-Adviser to iSectors® Post-MPT Growth ETF is not entitled to any reimbursement for the operating expense that exceeded the expense limitation.

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the sub-advisory fee is based on a Fund’s average daily net assets as specified below. The Adviser has delegated to the InfraCap REIT Preferred ETF’s sub-adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the management fee paid to the Adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The iSectors® Post-MPT Growth ETF’s sub-adviser pays all routine expenses of the Fund, except for the management fees paid to the Adviser and sub-adviser; payments under a 12b-1 plan (if any); brokerage expenses; taxes; interest; litigation expenses; acquired fund fees and expenses; and extraordinary expenses of the Fund. The Sub-Advisers and sub-advisory fees for each Fund are listed below.

Funds	Sub-Advisers	Sub-Advisory Fees
InfraCap REIT Preferred ETF	Infrastructure Capital Advisors, LLC	0.375%*
iSectors® Post-MPT Growth ETF	iSectors®, LLC	0.825%
Virtus Cumberland Municipal Bond ETF	Cumberland Advisors Inc.	0.245%
Virtus LifeSci Biotech Clinical Trials ETF	LifeSci Index Partners, LLC	0.85%**
Virtus LifeSci Biotech Products ETF	LifeSci Index Partners, LLC	0.85%**
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	Newfleet Asset Management, LLC[1]	50% of the Net Advisory Fee*+
Virtus WMC Global Factor Opportunities ETF	Wellington Management Company LLP	0.21%*

(1)	An indirect wholly-owned subsidiary of Virtus.
*	InfraCap REIT Preferred ETF, Virtus Newfleet Multi-Sector Unconstrained Bond ETF, and Virtus WMC Global Factor Opportunities ETF’s sub-advisory fees are paid for by the Adviser, not the Funds.
**	Prior to August 14, 2017, Virtus LifeSci Biotech Clinical Trials ETF and Virtus LifeSci Biotech Products ETF’s sub-advisory fees were 0.85%. Effective August 14, 2017, the advisory fees were changed to 0.79%.
+	Net Advisory Fee: In the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the Sub-Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Notes to Financial Statements (continued)

October 31, 2017

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, ETF Distributors LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is a wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan, under which InfraCap REIT Preferred ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF and Virtus WMC Global Factor Opportunities ETF (collectively, the “12b-1 Funds”) are authorized to pay an amount up to 0.25% of their average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the 12b-1 Funds or the provision of investor services. No 12b-1 fees are currently paid by the 12b-1 Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is a wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At October 31, 2017, the Sub-Adviser held 352,143 shares of InfraCap REIT Preferred ETF, which represent 43.6% of shares outstanding. These shares may be sold at any time.

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2015 and 2016), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities

Notes to Financial Statements (continued)

October 31, 2017

and certain state tax authorities. As of October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period ended October 31, 2017, the Funds had no accrued penalties or interest.

The adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Funds	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap REIT Preferred ETF	$20,564,203	$195,181	$(143,571)	$51,610
iSectors® Post-MPT Growth ETF	12,645,443	913,043	(34,614)	878,429
Virtus Cumberland Municipal Bond ETF	16,191,708	342,504	(11,430)	331,074
Virtus LifeSci Biotech Clinical Trials ETF	35,746,538	5,960,775	(4,277,954)	1,682,821
Virtus LifeSci Biotech Products ETF	42,308,362	5,370,481	(2,788,514)	2,581,967
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	165,877,662	4,983,736	(1,651,719)	3,332,017
Virtus WMC Global Factor Opportunities ETF	5,001,403	99,612	(83,229)	16,383

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and undistributed short-term capital gains treated as ordinary income for tax purposes. At October 31, 2017, the components of accumulated earnings/loss on a tax-basis were as follows

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
InfraCap REIT Preferred ETF	$—	$—	$51,610	$51,610
iSectors® Post-MPT Growth ETF	84,842	(26,362)	878,429	936,909
Virtus Cumberland Municipal Bond ETF	282,814	—	331,074	613,888
Virtus LifeSci Biotech Clinical Trials ETF	231,948	(13,484,055)	1,682,821	(11,569,286)
Virtus LifeSci Biotech Products ETF	—	(3,524,930)	2,581,967	(942,963)
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	1,278,681	1,863,781	3,330,060	6,472,522
Virtus WMC Global Factor Opportunities ETF	4,387	(1,742)	16,389	19,034

Late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of October 31, 2017, the Funds have not elected to defer any late ordinary losses.

The tax character of distributions paid by the following Funds during the periods ended October 31, 2017 and October 31, 2016 were as follows:

	2017			2016
	Distributions Paid From Ordinary Income	Tax Exempt Income	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Distributions Paid From Long-Term Capital Gains
InfraCap REIT Preferred ETF	$518,041	$—	$36,296	$—	$—
iSectors® Post-MPT Growth ETF	60,825	—	—	—	—
Virtus Cumberland Municipal Bond ETF	—	318,806	—	—	—
Virtus LifeSci Biotech Clinical Trials ETF	—	—	—	125,231	—
Virtus LifeSci Biotech Products ETF	—	—	—	278,077	—
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	10,383,963	—	186,124	6,228,079	—

Notes to Financial Statements (continued)

October 31, 2017

At October 31, 2017, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

Funds	Short-Term No Expiration	Long-Term No Expiration	Total
iSectors® Post-MPT Growth ETF	$26,362	$—	$26,362
Virtus LifeSci Biotech Clinical Trials ETF	7,317,392	6,166,663	13,484,055
Virtus LifeSci Biotech Products ETF	2,541,776	983,154	3,524,930
Virtus WMC Global Factor Opportunities ETF	1,742	—	1,742

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. Reclassifications are primarily due to tax treatment of redemptions in kind. At October 31, 2017, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets of the following Funds as follows:

Funds	Undistributed Net Investment Income	Undistributed Net Realized Gain on Investments	Paid-In-Capital
InfraCap REIT Preferred ETF	$(43,970)	$(37,505)	$(6,465)
iSectors® Post-MPT Growth ETF	(1,637)	(151,770)	153,407
Virtus LifeSci Biotech Clinical Trials ETF	—	(3,861,579)	3,861,579
Virtus LifeSci Biotech Products ETF	9,321	(3,963,277)	3,953,956
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	1,946	(58,610)	56,664
Virtus WMC Global Factor Opportunities ETF	(215)	215	—

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscription in-kind and redemption in-kind for the period ended October 31, 2017 were as follows:

Funds	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap REIT Preferred ETF	$11,272,744	$11,381,402	$20,564,687	$—
iSectors® Post-MPT Growth ETF	22,296,168	22,253,584	4,912,000	2,463,553
Virtus Cumberland Municipal Bond ETF	27,077,181	11,410,936	—	—
Virtus LifeSci Biotech Clinical Trials ETF	10,475,355	10,859,679	14,893,105	11,330,253
Virtus LifeSci Biotech Products ETF	12,189,999	12,300,124	15,737,067	9,727,758
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	201,963,484	204,428,187	—	—
Virtus WMC Global Factor Opportunities ETF	1,103,160	567,984	4,434,075	—

7. INVESTMENT RISKS

As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

8. CREDIT RISK

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

9. CASH CONCENTRATION RISK

At various times, the Funds may have cash and cash collateral balances that exceed federally insured limits.

Notes to Financial Statements (continued)

October 31, 2017

10. ASSET CONCENTRATION RISK

Certain Funds may invest a high percentage of their assets in specific investments, including other funds. Fluctuations in these investments may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such investments.

At October 31, 2017, the following Fund held a security with a significant concentration in the portfolio as detailed below:

Funds	Security	Percentage of Net Assets
iSectors® Post-MPT Growth ETF	Fidelity MSCI Information Technology Index ETF	27.6%

The Fidelity MSCI Information Technology Index ETF is registered under the 1940 Act as open-ended management investment companies. The financial statements of Fidelity MSCI Information Technology Index ETF can be found at the Fidelity website or the Securities and Exchange Commission’s website (www.sec.gov) and should be read in conjunction with the iSectors® Post-MPT Growth ETF’s financial statements.

11. 10% SHAREHOLDERS

As of October 31, 2017, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

Funds	% of Shares Outstanding	Number of Accounts
InfraCap REIT Preferred ETF	56%	2
iSectors® Post-MPT Growth ETF	63%	2
Virtus Cumberland Municipal Bond ETF	85%	1
Virtus LifeSci Biotech Clinical Trials ETF	45%	2
Virtus LifeSci Biotech Products ETF	52%	3
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	85%	1
Virtus WMC Global Factor Opportunities ETF	100%	2

12. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 9, 2017, BBD, LLP (“BBD”) resigned as the independent registered public accounting firm for ETFis Series Trust I (the “Trust”). At a meeting held on August 9, 2017, the Board, upon recommendation of the Audit Committee, approved the replacement of BBD as the independent registered public accounting firm for the Trust and appointed PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm. PwC’s engagement is effective at the completion of BBD’s audit of the financial statements of the series of the Trust with the fiscal year ending July 31, 2017, which was completed in September 2017. The Trust did not consult with PwC during the fiscal periods ended October 31, 2016 and 2015 and through the August 9, 2017 Board meeting.

BBD’s reports on the financial statements of the Trust as of and for the fiscal periods ended October 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the August 9, 2017 Board meeting, there were no: (1) disagreements between the Trust and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BBD’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

13. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Schedule of Investments — InfraCap MLP ETF

October 31, 2017
Security Description	Shares	Value
Common Stocks — 126.3%(1)

Energy — 126.3%
Andeavor Logistics LP(2)	600,006	$27,108,271
Antero Midstream Partners LP	273,988	7,863,456
Boardwalk Pipeline Partners LP	74,907	1,050,196
Buckeye Partners LP(2)	923,525	49,048,413
Cheniere Energy Partners LP	46,918	1,313,235
Crestwood Equity Partners LP(2)	360,350	9,008,750
DCP Midstream LP(2)	292,916	9,689,661
Dominion Energy Midstream Partners LP	3,447	110,476
Enbridge Energy Partners LP	2,302,128	34,716,090
Enbridge, Inc. (Canada)	37,488	1,441,788
Energy Transfer Equity LP(2)	2,571,924	45,651,651
Energy Transfer Partners LP(2)	5,508,785	95,907,947
EnLink Midstream LLC	392,385	6,081,967
EnLink Midstream Partners LP	1,869,180	28,617,146
Enterprise Products Partners LP(2)	1,744,612	42,742,994
EQT Midstream Partners LP(2)	348,544	25,464,625
Genesis Energy LP(2)	569,843	13,271,643
Kinder Morgan, Inc.(2)	609,315	11,034,695
Magellan Midstream Partners LP(2)	129,448	8,894,372
Marathon Petroleum Corp.(2)	106,364	6,354,185
MPLX LP(2)	1,212,552	42,754,584
NGL Energy Partners LP	665,116	7,748,601
NuStar Energy LP(2)	255,362	8,503,555
ONEOK, Inc.(2)	158,570	8,605,594
Phillips 66 Partners LP	306,451	15,448,195
Plains All American Pipeline LP(2)	776,864	15,513,974
Shell Midstream Partners LP(2)	19,392	492,751
Spectra Energy Partners LP	24,093	1,038,890
Tallgrass Energy Partners LP	219,811	9,592,552
Targa Resources Corp.(2)	97,628	4,051,562
TC PipeLines LP	133,016	7,088,423
Western Gas Equity Partners LP(2)	150,707	5,960,462
Western Gas Partners LP(2)	265,640	12,721,500
Williams Cos., Inc. (The)(2)	208,624	5,945,784
Williams Partners LP(2)	1,800,531	66,691,668

Total Common Stocks
(Cost $700,069,843)		637,529,656

Exchange Traded Funds — 0.1%

Debt Fund — 0.1%
iShares 20+ Year Treasury Bond ETF(1)(2)	5,900	734,314
Total Exchange Traded Funds
(Cost $731,590)		734,314

	Notional Amount	Number of contracts	Value
Purchased Options — 0.1%

Purchased Call Options — 0.1%
Energy Transfer Partners LP,
Expires 01/19/18,
Strike Price $22.00	10,000	100	200
Enterprise Products Partners LP,
Expires 01/19/18,
Strike Price $30.00	30,000	300	900

Security Description	Notional Amount	Number of contracts	Value
Purchased Call Options (continued)
iShares 20+ Year Treasury Bond ETF,
Expires 11/17/17,
Strike Price $140.00	570,000	5,700	$5,700
iShares 20+ Year Treasury Bond ETF,
Expires 12/15/17,
Strike Price $140.00	826,200	8,262	37,179
JPMorgan Alerian MLP Index ETN,
Expires 11/17/17,
Strike Price $30.00	60,000	600	3,000
JPMorgan Alerian MLP Index ETN,
Expires 12/15/17,
Strike Price $30.00	583,700	5,837	29,185
JPMorgan Alerian MLP Index ETN,
Expires 01/19/18,
Strike Price $30.00	5,000	50	500
JPMorgan Alerian MLP Index ETN,
Expires 01/19/18,
Strike Price $31.00	300,000	3,000	22,500
Plains All American Pipeline LP,
Expires 11/17/17,
Strike Price $31.00	45,000	450	2,250
United States Natural Gas Fund LP,
Expires 01/19/18,
Strike Price $10.00	274,400	2,744	8,232
United States Natural Gas Fund LP,
Expires 01/19/18,
Strike Price $11.00	2,523,100	25,231	25,231
United States Oil Fund LP,
Expires 12/15/17,
Strike Price $11.00	322,100	3,221	106,293
United States Oil Fund LP,
Expires 01/19/18,
Strike Price $13.00	200,000	2,000	8,000
United States Oil Fund LP,
Expires 01/19/18,
Strike Price $13.50	600,000	6,000	15,000

Total Purchased Call Options
(Cost $413,005)			264,170

Purchased Options — 0.0%(3)

Purchased Put Options — 0.0%(3)
Marathon Petroleum Corp.,
Expires 11/17/17,
Strike Price $45.00	440,000	4,400	17,600
Marathon Petroleum Corp.,
Expires 12/15/17,
Strike Price $45.00	334,800	3,348	36,828
ONEOK, Inc.,
Expires 11/03/17,
Strike Price $50.00	21,400	214	2,675
ONEOK, Inc.,
Expires 11/24/17,
Strike Price $53.00	10,000	100	9,750
SPDR S&P 500 ETF Trust,
Expires 11/17/17,
Strike Price $230.00	50,000	500	4,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2017
Security Description	Notional Amount	Number of contracts	Value
Purchased Put Options (continued)
SPDR S&P 500 ETF Trust,
Expires 12/15/17,
Strike Price $225.00	50,000	500	$12,500
SPDR S&P 500 ETF Trust,
Expires 01/19/18,
Strike Price $219.00	50,000	500	22,000
SPDR S&P 500 ETF Trust,
Expires 02/16/18,
Strike Price $215.00	50,000	500	32,000
SPDR S&P 500 ETF Trust,
Expires 03/16/18,
Strike Price $215.00	50,000	500	49,500
SPDR S&P 500 ETF Trust,
Expires 03/29/18,
Strike Price $215.00	20,000	200	23,200
United States Oil Fund LP,
Expires 12/15/17,
Strike Price $8.00	515,100	5,151	5,151
United States Oil Fund LP,
Expires 12/15/17,
Strike Price $8.50	100,000	1,000	1,500

Total Purchased Put Options
(Cost $408,011)			216,704

TOTAL INVESTMENTS — 126.5%
(Cost $701,622,449)			638,744,844

	Shares
Securities Sold Short — (11.4)%

Exchange Traded Funds — (10.0)%

Commodity Funds — (10.0)%
Energy Select Sector SPDR Fund	(30,000)	(2,037,300)
United States Natural Gas Fund LP*	(811,100)	(4,850,378)
United States Oil Fund LP*	(3,977,484)	(43,473,900)

Total Exchange Traded Funds
(Proceeds $(47,300,477)		(50,361,578)

Exchange Traded Notes — (1.4)%
JPMorgan Alerian MLP Index ETN
(Proceeds $(7,404,459)	(263,500)	(7,130,310)

Total Securities Sold Short — (11.4)%
(Proceeds $(54,704,936)		(57,491,888)
Liabilities in Excess of Other Assets — (15.1)%		(76,373,592)

Net Assets — 100.0%		$504,879,364

	Notional Amount	Number of contracts
Written Options — (1.8)%

Calls
Andeavor Logistics LP,
Expires 12/15/17,
Strike Price $50.00	(2,700)	(27)	(270)
Andeavor Logistics LP,
Expires 12/15/17,
Strike Price $52.50	(50,000)	(500)	(2,500)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Calls (continued)
Andeavor Logistics LP,
Expires 12/15/17,
Strike Price $55.00	(102,300)	(1,023)	$(5,115)
Buckeye Partners LP,
Expires 11/17/17,
Strike Price $60.00	(240,100)	(2,401)	(7,203)
Buckeye Partners LP,
Expires 11/17/17,
Strike Price $65.00	(60,000)	(600)	(3,000)
Buckeye Partners LP,
Expires 12/15/17,
Strike Price $55.00	(90,000)	(900)	(36,000)
Buckeye Partners LP,
Expires 01/19/18,
Strike Price $60.00	(65,800)	(658)	(8,554)
Buckeye Partners LP,
Expires 01/19/18,
Strike Price $65.00	(31,800)	(318)	(1,590)
Crestwood Equity Partners LP,
Expires 11/17/17,
Strike Price $25.00	(88,500)	(885)	(17,700)
Crestwood Equity Partners LP,
Expires 12/15/17,
Strike Price $25.00	(10,000)	(100)	(5,000)
Crestwood Equity Partners LP,
Expires 01/19/18,
Strike Price $25.00	(80,000)	(800)	(60,000)
Crestwood Equity Partners LP,
Expires 01/19/18,
Strike Price $30.00	(55,000)	(550)	(2,200)
DCP Midstream LP,
Expires 11/17/17,
Strike Price $35.00	(220,000)	(2,200)	(22,000)
DCP Midstream LP,
Expires 01/19/18,
Strike Price $35.00	(130,000)	(1,300)	(55,250)
Energy Transfer Equity LP,
Expires 11/03/17,
Strike Price $17.00	(25,000)	(250)	(11,250)
Energy Transfer Equity LP,
Expires 11/17/17,
Strike Price $17.50	(60,200)	(602)	(29,799)
Energy Transfer Equity LP,
Expires 11/17/17,
Strike Price $18.00	(250,500)	(2,505)	(57,615)
Energy Transfer Equity LP,
Expires 11/24/17,
Strike Price $17.50	(510,000)	(5,100)	(204,000)
Energy Transfer Equity LP,
Expires 12/01/17,
Strike Price $18.00	(10,000)	(100)	(3,500)
Energy Transfer Equity LP,
Expires 12/01/17,
Strike Price $19.00	(30,500)	(305)	(3,965)
Energy Transfer Equity LP,
Expires 12/15/17,
Strike Price $18.00	(30,000)	(300)	(15,000)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2017

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Calls (continued)
Energy Transfer Equity LP,
Expires 01/19/18,
Strike Price $17.50	(138,100)	(1,381)	$(121,528)
Energy Transfer Equity LP,
Expires 01/19/18,
Strike Price $19.00	(330,000)	(3,300)	(125,400)
Energy Transfer Equity LP,
Expires 01/19/18,
Strike Price $20.00	(432,000)	(4,320)	(82,080)
Energy Transfer Partners LP,
Expires 11/17/17,
Strike Price $20.00	(13,000)	(130)	(260)
Energy Transfer Partners LP,
Expires 11/17/17,
Strike Price $21.00	(12,200)	(122)	(610)
Energy Transfer Partners LP,
Expires 01/19/18,
Strike Price $21.00	(30,000)	(300)	(1,500)
Energy Transfer Partners LP,
Expires 01/19/18,
Strike Price $23.00	(700)	(7)	(21)
Enterprise Products Partners LP,
Expires 11/17/17,
Strike Price $27.00	(150,000)	(1,500)	(7,500)
Enterprise Products Partners LP,
Expires 12/01/17,
Strike Price $27.00	(50,000)	(500)	(6,250)
Enterprise Products Partners LP,
Expires 12/15/17,
Strike Price $27.00	(460,000)	(4,600)	(23,000)
Enterprise Products Partners LP,
Expires 12/15/17,
Strike Price $28.00	(90,300)	(903)	(3,612)
Enterprise Products Partners LP,
Expires 01/19/18,
Strike Price $26.00	(130,000)	(1,300)	(35,100)
Enterprise Products Partners LP,
Expires 01/19/18,
Strike Price $27.00	(286,000)	(2,860)	(28,600)
Enterprise Products Partners LP,
Expires 01/19/18,
Strike Price $28.00	(279,800)	(2,798)	(13,990)
Enterprise Products Partners LP,
Expires 01/19/18,
Strike Price $29.00	(35,000)	(350)	(350)
EQT Midstream Partners LP,
Expires 11/17/17,
Strike Price $80.00	(20,000)	(200)	(4,000)
EQT Midstream Partners LP,
Expires 01/19/18,
Strike Price $80.00	(274,800)	(2,748)	(60,456)
Genesis Energy LP,
Expires 12/15/17,
Strike Price $25.00	(10,000)	(100)	(2,500)
Genesis Energy LP,
Expires 12/15/17,
Strike Price $27.50	(110,000)	(1,100)	(11,000)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Calls (continued)
Genesis Energy LP,
Expires 12/15/17,
Strike Price $30.00	(20,000)	(200)	$(1,000)
Genesis Energy LP,
Expires 03/16/18,
Strike Price $25.00	(10,000)	(100)	(6,600)
Genesis Energy LP,
Expires 03/16/18,
Strike Price $30.00	(10,000)	(100)	(1,000)
iShares 20+ Year Treasury Bond ETF,
Expires 11/03/17,
Strike Price $125.50	(130,000)	(1,300)	(22,100)
iShares 20+ Year Treasury Bond ETF,
Expires 11/03/17,
Strike Price $126.50	(110,000)	(1,100)	(6,600)
iShares 20+ Year Treasury Bond ETF,
Expires 11/10/17,
Strike Price $126.50	(150,000)	(1,500)	(28,500)
iShares 20+ Year Treasury Bond ETF,
Expires 11/10/17,
Strike Price $127.00	(30,000)	(300)	(3,300)
iShares 20+ Year Treasury Bond ETF,
Expires 11/17/17,
Strike Price $124.00	(120,000)	(1,200)	(148,800)
iShares 20+ Year Treasury Bond ETF,
Expires 11/17/17,
Strike Price $126.00	(40,000)	(400)	(18,800)
iShares 20+ Year Treasury Bond ETF,
Expires 11/24/17,
Strike Price $126.00	(130,000)	(1,300)	(74,100)
iShares 20+ Year Treasury Bond ETF,
Expires 12/01/17,
Strike Price $125.00	(150,000)	(1,500)	(163,500)
iShares 20+ Year Treasury Bond ETF,
Expires 12/01/17,
Strike Price $127.00	(130,000)	(1,300)	(61,100)
iShares 20+ Year Treasury Bond ETF,
Expires 12/08/17,
Strike Price $126.50	(180,000)	(1,800)	(126,000)
iShares 20+ Year Treasury Bond ETF,
Expires 12/15/17,
Strike Price $126.00	(180,000)	(1,800)	(180,000)
iShares 20+ Year Treasury Bond ETF,
Expires 12/15/17,
Strike Price $127.00	(80,000)	(800)	(56,000)
iShares 20+ Year Treasury Bond ETF,
Expires 01/19/18,
Strike Price $128.00	(130,000)	(1,300)	(119,600)
JPMorgan Alerian MLP Index ETN,
Expires 11/17/17,
Strike Price $27.00	(10,000)	(100)	(4,500)
JPMorgan Alerian MLP Index ETN,
Expires 11/17/17,
Strike Price $27.50	(130,000)	(1,300)	(32,500)
JPMorgan Alerian MLP Index ETN,
Expires 11/17/17,
Strike Price $28.00	(1,500)	(15)	(150)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2017

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Calls (continued)
JPMorgan Alerian MLP Index ETN,
Expires 11/24/17,
Strike Price $27.50	(250,000)	(2,500)	$(62,500)
JPMorgan Alerian MLP Index ETN,
Expires 11/24/17,
Strike Price $28.00	(30,000)	(300)	(3,750)
JPMorgan Alerian MLP Index ETN,
Expires 12/01/17,
Strike Price $27.50	(30,000)	(300)	(9,000)
JPMorgan Alerian MLP Index ETN,
Expires 12/15/17,
Strike Price $28.00	(50,000)	(500)	(7,500)
JPMorgan Alerian MLP Index ETN,
Expires 12/15/17,
Strike Price $29.00	(180,000)	(1,800)	(5,400)
JPMorgan Alerian MLP Index ETN,
Expires 01/19/18,
Strike Price $28.00	(910,000)	(9,100)	(318,500)
JPMorgan Alerian MLP Index ETN,
Expires 01/19/18,
Strike Price $29.00	(10,000)	(100)	(2,000)
Kinder Morgan, Inc.,
Expires 11/17/17,
Strike Price $20.00	(1,800)	(18)	(27)
Kinder Morgan, Inc.,
Expires 12/01/17,
Strike Price $20.00	(10,000)	(100)	(250)
Kinder Morgan, Inc.,
Expires 12/15/17,
Strike Price $20.00	(305,700)	(3,057)	(18,342)
Kinder Morgan, Inc.,
Expires 01/19/18,
Strike Price $20.00	(220,000)	(2,200)	(33,000)
Magellan Midstream Partners LP,
Expires 01/19/18,
Strike Price $67.50	(10,000)	(100)	(24,100)
Magellan Midstream Partners LP,
Expires 01/19/18,
Strike Price $70.00	(150,000)	(1,500)	(165,000)
Marathon Petroleum Corp.,
Expires 11/10/17,
Strike Price $57.00	(90,000)	(900)	(269,100)
Marathon Petroleum Corp.,
Expires 11/17/17,
Strike Price $57.00	(10,000)	(100)	(28,500)
MPLX LP,
Expires 11/17/17,
Strike Price $35.00	(210,000)	(2,100)	(117,600)
MPLX LP,
Expires 11/17/17,
Strike Price $36.00	(40,000)	(400)	(6,000)
MPLX LP,
Expires 11/17/17,
Strike Price $37.00	(40,000)	(400)	(4,000)
MPLX LP,
Expires 12/15/17,
Strike Price $35.00	(20,000)	(200)	(17,500)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Calls (continued)
MPLX LP,
Expires 12/15/17,
Strike Price $36.00	(130,000)	(1,300)	$(61,750)
MPLX LP,
Expires 12/15/17,
Strike Price $37.00	(100,000)	(1,000)	(23,000)
MPLX LP,
Expires 12/15/17,
Strike Price $38.00	(10,000)	(100)	(1,100)
MPLX LP,
Expires 01/19/18,
Strike Price $37.00	(90,000)	(900)	(45,000)
NuStar Energy LP,
Expires 11/17/17,
Strike Price $35.00	(30,000)	(300)	(3,600)
NuStar Energy LP,
Expires 12/15/17,
Strike Price $35.00	(30,000)	(300)	(9,000)
ONEOK, Inc.,
Expires 11/03/17,
Strike Price $55.00	(50,100)	(501)	(15,030)
ONEOK, Inc.,
Expires 11/10/17,
Strike Price $55.00	(30,000)	(300)	(12,000)
ONEOK, Inc.,
Expires 11/10/17,
Strike Price $55.50	(20,000)	(200)	(6,000)
ONEOK, Inc.,
Expires 11/17/17,
Strike Price $55.50	(80,000)	(800)	(30,000)
Plains All American Pipeline LP,
Expires 11/17/17,
Strike Price $22.00	(290,500)	(2,905)	(29,050)
Plains All American Pipeline LP,
Expires 01/19/18,
Strike Price $24.00	(445,000)	(4,450)	(22,250)
Plains All American Pipeline LP,
Expires 01/19/18,
Strike Price $25.00	(235,200)	(2,352)	(11,760)
Shell Midstream Partners LP,
Expires 11/17/17,
Strike Price $29.00	(10,000)	(100)	(1,000)
Targa Resources Corp.,
Expires 11/17/17,
Strike Price $48.00	(30,000)	(300)	(3,000)
United States Natural Gas Fund LP,
Expires 11/03/17,
Strike Price $6.50	(1,000,000)	(10,000)	(10,000)
United States Natural Gas Fund LP,
Expires 11/10/17,
Strike Price $6.50	(670,000)	(6,700)	(13,400)
United States Natural Gas Fund LP,
Expires 11/10/17,
Strike Price $7.00	(410,000)	(4,100)	(4,100)
United States Natural Gas Fund LP,
Expires 11/17/17,
Strike Price $6.50	(500,000)	(5,000)	(20,000)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2017

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Calls (continued)
United States Natural Gas Fund LP,
Expires 11/17/17,
Strike Price $7.00	(677,000)	(6,770)	$(6,770)
United States Natural Gas Fund LP,
Expires 11/24/17,
Strike Price $6.50	(748,500)	(7,485)	(29,940)
United States Natural Gas Fund LP,
Expires 11/24/17,
Strike Price $7.00	(430,000)	(4,300)	(4,300)
United States Natural Gas Fund LP,
Expires 12/01/17,
Strike Price $6.50	(710,000)	(7,100)	(49,700)
United States Natural Gas Fund LP,
Expires 12/08/17,
Strike Price $6.50	(1,063,600)	(10,636)	(127,632)
United States Natural Gas Fund LP,
Expires 01/19/18,
Strike Price $7.00	(1,632,500)	(16,325)	(261,200)
United States Natural Gas Fund LP,
Expires 01/19/18,
Strike Price $8.00	(875,000)	(8,750)	(61,250)
United States Natural Gas Fund LP,
Expires 01/19/18,
Strike Price $9.00	(514,600)	(5,146)	(20,584)
United States Oil Fund LP,
Expires 11/03/17,
Strike Price $10.50	(599,000)	(5,990)	(263,560)
United States Oil Fund LP,
Expires 11/10/17,
Strike Price $10.50	(241,700)	(2,417)	(108,765)
United States Oil Fund LP,
Expires 11/10/17,
Strike Price $11.00	(124,500)	(1,245)	(16,185)
United States Oil Fund LP,
Expires 11/17/17,
Strike Price $10.50	(500,000)	(5,000)	(245,000)
United States Oil Fund LP,
Expires 11/17/17,
Strike Price $11.00	(501,600)	(5,016)	(85,272)
United States Oil Fund LP,
Expires 01/19/18,
Strike Price $10.00	(650,500)	(6,505)	(702,540)
United States Oil Fund LP,
Expires 01/19/18,
Strike Price $11.00	(250,000)	(2,500)	(112,500)
United States Oil Fund LP,
Expires 01/19/18,
Strike Price $12.00	(620,000)	(6,200)	(68,200)
United States Oil Fund LP,
Expires 04/20/18,
Strike Price $12.00	(435,300)	(4,353)	(143,649)
Western Gas Equity Partners LP,
Expires 11/17/17,
Strike Price $45.00	(17,500)	(175)	(4,813)
Western Gas Equity Partners LP,
Expires 02/16/18,
Strike Price $45.00	(11,000)	(110)	(4,675)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Calls (continued)
Western Gas Partners LP,
Expires 11/17/17,
Strike Price $55.00	(250,000)	(2,500)	$(12,500)
Western Gas Partners LP,
Expires 02/16/18,
Strike Price $55.00	(68,100)	(681)	(6,810)
Williams Cos., Inc. (The),
Expires 11/03/17,
Strike Price $30.50	(100,000)	(1,000)	(3,500)
Williams Cos., Inc. (The),
Expires 11/10/17,
Strike Price $29.00	(20,000)	(200)	(5,600)
Williams Cos., Inc. (The),
Expires 11/10/17,
Strike Price $30.50	(10,000)	(100)	(500)
Williams Partners LP,
Expires 11/17/17,
Strike Price $40.00	(199,100)	(1,991)	(9,955)
Williams Partners LP,
Expires 12/15/17,
Strike Price $40.00	(100,000)	(1,000)	(11,000)
Williams Partners LP,
Expires 12/15/17,
Strike Price $42.50	(275,000)	(2,750)	(8,250)
Williams Partners LP,
Expires 01/19/18,
Strike Price $42.50	(101,000)	(1,010)	(7,575)
Williams Partners LP,
Expires 03/16/18,
Strike Price $40.00	(125,000)	(1,250)	(62,500)
Williams Partners LP,
Expires 03/16/18,
Strike Price $42.50	(20,000)	(200)	(3,500)

Written Put Option
Energy Select Sector SPDR Fund,
Expires 11/03/17,
Strike Price $67.00	(40,000)	(400)	(3,600)
Energy Select Sector SPDR Fund,
Expires 11/17/17,
Strike Price $67.00	(10,000)	(100)	(4,200)
Enterprise Products Partners LP,
Expires 11/03/17,
Strike Price $26.00	(35,000)	(350)	(52,500)
Enterprise Products Partners LP,
Expires 11/10/17,
Strike Price $26.00	(34,500)	(345)	(52,613)
JPMorgan Alerian MLP Index ETN,
Expires 11/03/17,
Strike Price $28.00	(185,500)	(1,855)	(176,225)
JPMorgan Alerian MLP Index ETN,
Expires 11/10/17,
Strike Price $28.00	(78,300)	(783)	(76,342)
JPMorgan Alerian MLP Index ETN,
Expires 12/15/17,
Strike Price $29.00	(80,000)	(800)	(196,000)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2017

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Written Put Option (continued)
Magellan Midstream Partners LP,
Expires 11/17/17,
Strike Price $65.00	(150,100)	(1,501)	$(37,525)
Magellan Midstream Partners LP,
Expires 11/17/17,
Strike Price $67.50	(167,200)	(1,672)	(117,040)
Magellan Midstream Partners LP,
Expires 01/19/18,
Strike Price $65.00	(55,000)	(550)	(44,000)
Marathon Petroleum Corp.,
Expires 11/03/17,
Strike Price $58.00	(20,000)	(200)	(1,100)
Marathon Petroleum Corp.,
Expires 11/17/17,
Strike Price $57.00	(130,000)	(1,300)	(41,600)
Marathon Petroleum Corp.,
Expires 12/01/17,
Strike Price $57.00	(160,000)	(1,600)	(101,600)
Marathon Petroleum Corp.,
Expires 12/08/17,
Strike Price $57.00	(130,000)	(1,300)	(100,100)
Marathon Petroleum Corp.,
Expires 12/15/17,
Strike Price $57.50	(150,000)	(1,500)	(151,500)
ONEOK, Inc.,
Expires 11/03/17,
Strike Price $54.00	(110,000)	(1,100)	(115,500)
ONEOK, Inc.,
Expires 11/10/17,
Strike Price $54.00	(140,000)	(1,400)	(179,200)
ONEOK, Inc.,
Expires 11/24/17,
Strike Price $54.00	(130,000)	(1,300)	(188,500)
SPDR S&P 500 ETF Trust,
Expires 11/17/17,
Strike Price $240.00	(50,000)	(500)	(7,500)
SPDR S&P 500 ETF Trust,
Expires 12/15/17,
Strike Price $235.00	(50,000)	(500)	(24,000)
SPDR S&P 500 ETF Trust,
Expires 01/19/18,
Strike Price $230.00	(50,000)	(500)	(38,000)
SPDR S&P 500 ETF Trust,
Expires 02/16/18,
Strike Price $226.00	(50,000)	(500)	(53,500)
SPDR S&P 500 ETF Trust,
Expires 03/16/18,
Strike Price $225.00	(50,000)	(500)	(74,000)
SPDR S&P 500 ETF Trust,
Expires 06/15/18,
Strike Price $212.00	(20,000)	(200)	(40,600)
United States Natural Gas Fund LP,
Expires 11/17/17,
Strike Price $6.00	(397,900)	(3,979)	(71,622)
United States Natural Gas Fund LP,
Expires 12/01/17,
Strike Price $6.00	(20,000)	(200)	(5,000)

Security Description	Notional Amount	Number of contracts	Value
Written Options (continued)

Written Put Option (continued)
United States Natural Gas Fund LP,
Expires 01/19/18,
Strike Price $6.00	(440,000)	(4,400)	$(206,800)
United States Oil Fund LP,
Expires 11/03/17,
Strike Price $9.50	(620,000)	(6,200)	(6,200)
United States Oil Fund LP,
Expires 11/03/17,
Strike Price $10.00	(420,000)	(4,200)	(4,200)
United States Oil Fund LP,
Expires 11/10/17,
Strike Price $9.50	(22,800)	(228)	(228)
United States Oil Fund LP,
Expires 11/17/17,
Strike Price $10.00	(400,000)	(4,000)	(12,000)
United States Oil Fund LP,
Expires 11/17/17,
Strike Price $10.50	(500,000)	(5,000)	(40,000)
United States Oil Fund LP,
Expires 11/24/17,
Strike Price $10.00	(790,000)	(7,900)	(31,600)
United States Oil Fund LP,
Expires 11/24/17,
Strike Price $10.50	(600,000)	(6,000)	(60,000)
United States Oil Fund LP,
Expires 12/01/17,
Strike Price $10.00	(650,000)	(6,500)	(39,000)
United States Oil Fund LP,
Expires 12/01/17,
Strike Price $10.50	(1,012,300)	(10,123)	(141,722)
United States Oil Fund LP,
Expires 12/08/17,
Strike Price $10.50	(340,000)	(3,400)	(61,200)
United States Oil Fund LP,
Expires 12/15/17,
Strike Price $10.00	(620,000)	(6,200)	(55,800)
United States Oil Fund LP,
Expires 01/19/18,
Strike Price $10.50	(1,000,000)	(10,000)	(320,000)
United States Oil Fund LP,
Expires 02/16/18,
Strike Price $10.50	(250,000)	(2,500)	(97,500)

TOTAL WRITTEN OPTIONS — (1.8)%
(Premiums Received $11,089,830)			(9,024,369)

Abbreviations:

ETF—Exchange Traded Fund

ETN—Exchange Traded Note

*	Non-income producing security.
(1)	Substantially all the securities, or a portion thereof, have been pledged as collateral for line of credit borrowings, short sales and open written option contracts. The aggregate market value of the collateral at October 31, 2017 was $616,370,458.
(2)	Subject to written call options.
(3)	Amount rounds to less than 0.05%.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2017

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$637,529,656	$—	$—	$637,529,656
Exchange Traded Fund	734,314	—	—	734,314
Purchased Options	318,970	161,904	—	480,874
Total	$638,582,940	$161,904	$—	$638,744,844
Liability Valuation Inputs
Exchange Traded Funds	$(50,361,578)	$—	$—	$(50,361,578)
Exchange Traded Note	(7,130,310)	—	—	(7,130,310)
Written Options	(7,241,445)	(1,782,924)	—	(9,024,369)
Total	$64,733,333	$1,782,924	$—	$66,516,257

For significant movements between levels within the fair value hierarchy, the Fund adopted a policy of recognizing transfers at the end of the fiscal year. There were no significant transfers between levels during the year ended October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the reporting period. There were no Level 3 securities as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

InfraCap MLP ETF
Assets:
Investments, at cost	$701,622,449
Investments, at value	638,744,844
Cash	29,272,403
Cash collateral for securities sold short	50,593,813
Receivables:
Investment securities sold	3,375,076
Dividends and interest receivable	187,843
Income taxes	62,493
Reclaim	2,588
Prepaid expenses	2,173
Deferred Tax Asset, Net of Valuation Allowance	7,334,344
Total Assets	729,575,577
Liabilities:
Borrowings	142,683,013
Payables:
Investment securities purchased	7,366,052
Sub-advisory fees	796,547
Written options, at value (a)	9,024,369
Security sold short, at value (b)	57,491,888
Current tax payable	7,334,344
Total Liabilities	224,696,213
Net Assets	$504,879,364
Net Assets Consist of:
Paid-in capital	$565,975,872
Distributions in excess of net investment income, net of income taxes	(28,780,267)
Undistributed (Accumulated) net realized gain (loss) on investments , written options, securities sold short, net of income taxes	31,282,159
Net unrealized appreciation (depreciation) on investments , written options, securities sold short, net of income taxes	(63,598,400)
Net Assets	$504,879,364
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	60,300,004
Net asset value per share	$8.37
(a) Premiums received	$11,089,830
(b) Proceeds received from securities sold short	$54,704,936

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

InfraCap MLP ETF
Investment Income:
Distributions from master limited partnerships	$28,081,000
Dividend income	764,352
Less Return of capital distributions	(28,183,474)
Total Investment Income	661,878
Expenses:
Sub-advisory fees	3,225,917
Interest expense	3,203,804
Franchise tax expense	5,088
Total Expenses	6,434,809
Net Investment Income (Loss) Before Income Taxes	(5,772,931)
Income tax benefit (expense)	(115,409)
Net Investment Income (Loss)	(5,888,340)
Net Realized Gain (Loss) on:
Investments	5,205,223
In-kind redemptions	1,147,794
Written Options	25,177,193
Securities sold short	(70,184)
Income tax benefit (expense)	(37,867)
Total Net Realized Gain (Loss)	31,422,159
Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(64,344,122)
Written Options	1,894,256
Securities sold short	(2,563,124)
Income tax benefit (expense)	299,563
Total Change in Net Unrealized Appreciation (Depreciation)	(64,713,427)
Net Realized and net Change in Unrealized Gain (Loss)	(33,291,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(39,179,608)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	InfraCap MLP ETF
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss), net of income taxes	$(5,888,340)	$(384,662)
Net realized gain (loss) on investments, written options and securities sold short, net of income taxes	31,422,159	(654,421)
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short, net of income taxes	(64,713,427)	8,623,082
Net increase (decrease) in net assets resulting from operations	(39,179,608)	7,583,999
Distributions to Shareholders from:
Net investment income	(22,241,012)	—
Return of capital	(56,174,997)	(11,752,009)
Total distributions	(78,416,009)	(11,752,009)
Shareholder Transactions:
Proceeds from shares sold	507,687,243	103,784,795
Cost of shares redeemed	(4,818,432)	—
Net increase in net assets resulting from shareholder transactions	502,868,811	103,784,795
Increase in net assets	385,273,194	99,616,785
Net Assets:
Beginning of year	119,606,170	19,989,385
End of year	$504,879,364	$119,606,170
Distributions in excess of net investment income	(28,780,267)	(650,915)
Changes in Shares Outstanding:
Shares outstanding, beginning of year	11,250,004	1,400,004
Shares sold	49,500,000	9,850,000
Shares redeemed	(450,000)	—
Shares outstanding, end of year	60,300,004	11,250,004

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Year Ended October 31, 2017

InfraCap MLP ETF
Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(39,179,608)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(297,145,103)
Proceeds from sales of investment securities	373,098,025
Net proceeds from purchased and written options	43,057,246
Net proceeds from securities sold short	217,290,264
Payments made to cover securities sold short	(177,561,386)
Net realized loss on securities sold short	70,184
Net realized gain on investments	(5,205,223)
Net realized gain on written options	(25,177,193)
Net realized gain on in-kind redemptions	(1,147,794)
Net change in unrealized depreciation on investments	64,344,122
Net change in unrealized depreciation on securities sold short	2,563,124
Net change in unrealized appreciation on written options	(1,894,256)
Increase in deferred tax asset, net of valuation allowance	(7,334,344)
Decrease in capital shares receivable	3,218,008
Increase in dividends receivable	(170,914)
Decrease in income tax receivable	11,776
Increase in current tax payable	7,334,344
Decrease in prepaid expenses	290,933
Increase in reclaim receivable	(2,588)
Decrease in return of capital from master limited partnerships receivable	784,723
Increase in cash collateral for securities sold short	(21,740,914)
Decrease in deferred income tax liability	(145,864)
Decrease in other accrued expenses	(291,693)
Increase in sub-advisory fees payable	701,959
Net cash provided by operating activities	135,767,828

Cash Flows from Financing Activities:
Proceeds from borrowings	100,636,918
Payments for fund shares sold in excess of in-kind creations	(131,161,974)
Distributions paid	(78,416,009)
Net cash used in financing activities	(108,941,065)
Net increase in cash	26,826,763
Cash, beginning of year	2,445,640
Cash, end of year	$29,272,403
Supplementary information:
Interest paid	$3,203,804
Non-cash financing activities:
In-kind creations — Issued	$637,057,078
In-kind creations — Redeemed	$3,026,293

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	InfraCap MLP ETF
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period October 1, 2014[1] Through October 31, 2014
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$10.63	$14.28	$24.21	$25.00
Investment operations:
Net investment loss[2]	(0.17)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	(0.01)	(1.49)[3]	(7.84)	(0.78)[3]
Total from investment operations	(0.18)	(1.57)	(7.90)	(0.79)
Less Distributions from:
Net investment income	(0.59)	—	(0.30)	—
Return of capital	(1.49)	(2.08)	(1.73)	—
Total distributions	(2.08)	(2.08)	(2.03)	—
Net Asset Value, End of period	$8.37	$10.63	$14.28	$24.21
Net Asset Value Total Return[4]	(3.44)%	(8.60)%	(34.34)%	(3.17)%
Net assets, end of period (000’s omitted)	$504,879	$119,606	$19,989	$6,052
RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including deferred income tax expense/benefit	1.93%[8]	1.36%[5]	1.11%[6]	2.70%[7]
Expenses, excluding deferred income tax expense/benefit	1.89%[8]	1.58%[5]	1.16%[6]	0.95%[7]
Net investment loss	(1.73)%	(0.70)%	(0.36)%	(0.35)%[7]
Portfolio turnover rate[9]	104%	90%	60%	0%[10,11]

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	The per share amount of realized and unrealized loss on investments does not accord with the amounts reported in the Statements of Operations due to the timing of creation of fund shares in relation to fluctuating market values.
(4)	Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(5)	The ratios of expenses to average net assets include interest expense fees of 0.63%.
(6)	The ratios of expenses to average net assets include interest expense fees of 0.21%.
(7)	Annualized.
(8)	The ratios of expenses to average net assets include interest expense fees of 0.94%.
(9)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(10)	Not annualized.
(11)	Amount rounds to less than 1%.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2017

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the InfraCap MLP ETF, a separate investment portfolio of the Trust, are presented and referred to herein as “Fund Shares” or “Shares”. The offering of Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Fund	Commencement of Operations
InfraCap MLP ETF	October 1, 2014

The Fund’s investment objective is to seek total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Security Valuation

Equity securities and Exchange-Traded Funds are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”) or NASDAQ, at the NYSE or NASDAQ Official Closing Price. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”).

Purchased and written options contracts listed on exchanges are valued at their reported mean of bid and ask quotations; over-the-counter derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Notes to Financial Statements (continued)

October 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2017, is disclosed at the end of the Fund’s Schedule of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification.

Investment Income and Return of Capital Estimates

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Expenses are recognized on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

The Fund pays all of its expenses not assumed by Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) or Virtus ETF Advisers LLC (the “Adviser”). General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

Distributions to Shareholders

Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach based on the Fund’s net cash flow received from portfolio investments.

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period.

Notes to Financial Statements (continued)

October 31, 2017

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, a wholly owned subsidiary of ETFis Holdings LLC, on behalf of the Fund. ETFis Holdings LLC is majority-owned by Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. For its services to the Fund, the Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000, paid by the Sub-Adviser as described below.

Sub-Advisory Agreement

The Sub-Adviser provides investment advice and management services to the Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the Sub-Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, ETF Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is a wholly-owned subsidiary of Virtus.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is a wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Affiliated Shareholders

At October 31, 2017, the Sub-Adviser held 352,143 shares of InfraCap MLP ETF, which represent 0.6% of shares outstanding. These shares may be sold at any time.

4. CREATION AND REDEMPTION TRANSACTIONS

The Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” Creation Units of the Fund are issued and redeemed generally in exchange for specified securities held by the Fund and a specified cash payment. Redemptions of Creation Units are effected principally for cash. In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Notes to Financial Statements (continued)

October 31, 2017

5. FEDERAL INCOME TAX

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

As of October 31, 2017	Current	Deferred	Total
Federal	$6,932,272	$(20,891,703)	$(13,959,431)
State	402,072	(1,211,991)	(809,919)
Valuation Allowance	—	14,623,063	14,623,063
Total tax expense/(benefit)	$7,334,344	$(7,480,631)	$(146,287)

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2017
Net operating loss carryforward	$79,292
Net unrealized loss on investment securities	21,878,114
Valuation Allowance	(14,623,062)
Net Deferred tax assets	$7,334,344

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years. The Fund’s current net operating loss carryforward will expire in 2036.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a partial valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Notes to Financial Statements (continued)

October 31, 2017

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows for the Fund:

	Amount	Rate
Income tax expense at statutory rate	$(13,764,063)	(35.00)%
State income taxes (net of federal benefit)	(798,316)	(2.03)
Permanent Differences, Net	(223,921)	(0.57)
Change in estimated state deferred rate	4,370	0.01
Provision to Return Adjustment	12,581	0.03
Valuation Allowance	14,623,062	37.18
Net income tax expense/(benefit)	$(146,287)	(0.38)%

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to October 31, 2017, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No U.S. federal or state income tax returns are currently under examination. The Fund’s tax years, October 31, 2014, October 31, 2015 and October 31, 2016, remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments, excluding written options and securities sold short, for federal income tax purposes were as follows:

Fund	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap MLP ETF	$693,734,731	$7,683,638	$(63,154,399)	$(55,470,761)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended October 31, 2017 were as follows:

Fund	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap MLP ETF	$473,892,950	$563,997,333	$637,057,078	$3,026,293

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations.

The Fund may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized

Notes to Financial Statements (continued)

October 31, 2017

gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2017, are:

Equity Risk
Liabilities
Written options, at value	$9,024,369

Transactions in derivative instruments reflected on the Statement of Operations during the year were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments*	$(672,737)
Written options	25,177,193

*	Purchased option contracts are included in Net Realized Gain (Loss) on Investments on the Statement of Operations.
Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Investments**	$(21,796)
Written options	1,894,256

**	Purchased option contracts are included in Change in Net Unrealized Appreciation (Depreciation) on Investments in the Statement of Operations.

For the fiscal year ended October 31, 2017, the monthly average market value of the purchased options and written options contracts held by the Fund were $132,275 and $(4,955,772), respectively.

8. BORROWINGS

The Fund entered into a Lending Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Borrowings under the Agreement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreement, the Bank may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the 3 Month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. The Agreement has an on-demand commitment term. For the fiscal year ended October 31, 2017, the average daily borrowings under the Agreement and the daily average interest rate were $107,682,525 and 2.37%, respectively.

At October 31, 2017, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$142,683,013	2.58%

9. INVESTMENT RISKS

As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and statement of additional information contain this and other important information.

MLP Risk

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Notes to Financial Statements (continued)

October 31, 2017

10. 10% SHAREHOLDERS

As of October 31, 2017, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	% of Shares Outstanding	Number of Accounts
InfraCap MLP ETF	48%	3

11. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 9, 2017, BBD, LLP (“BBD”) resigned as the independent registered public accounting firm for ETFis Series Trust I (the “Trust”). At a meeting held on August 9, 2017, the Board, upon recommendation of the Audit Committee, approved the replacement of BBD as the independent registered public accounting firm for the Trust and appointed PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm. PwC’s engagement is effective at the completion of BBD’s audit of the financial statements of the series of the Trust with the fiscal year ending July 31, 2017, which was completed in September 2017. The Trust did not consult with PwC during the fiscal periods ended October 31, 2016 and 2015 and through the August 9, 2017 Board meeting.

BBD’s reports on the financial statements of the Trust as of and for the fiscal periods ended October 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through the August 9, 2017 Board meeting, there were no: (1) disagreements between the Trust and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BBD’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, or (2) reportable events.

12. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

On December 20, 2017, Congress passed the Tax Cut and Jobs Act, which provides a significant overhaul of the U.S. tax code, and the President signed the bill on December 22, 2017. At this time, management is evaluating the implications to the Fund, as well as the impact the Act’s implementation may have on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap REIT Preferred ETF, iSectors Post-MPT Growth ETF, Virtus Cumberland Municipal Bond ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Unconstrained Bond ETF and Virtus WMC Global Factor Opportunities ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the seven funds listed in the table below

iSectors Post-MPT Growth ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Unconstrained Bond ETF	Statements of operations and of changes in net assets and the financial highlights for the year ended October 31, 2017

InfraCap REIT Preferred ETF	Statements of operations and of changes in net assets and the financial highlights for the period February 7, 2017 (commencement of operations) through October 31, 2017

Virtus Cumberland Municipal Bond ETF	Statements of operations and of changes in net assets and the financial highlights for the period January 17, 2017 (commencement of operations) through October 31, 2017

Virtus WMC Global Factor Opportunities ETF	Statements of operations and of changes in net assets and the financial highlights for the period October 10, 2017 (commencement of operations) through October 31, 2017

(seven of the funds constituting ETFis Series Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for the respective periods described in the table above, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and the application of alternative procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions. The financial statements of iSectors Post-MPT Growth ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, and Virtus Newfleet Multi-Sector Unconstrained Bond ETF as of and for the year ended October 31, 2016 (or for iSectors Post-MPT Growth ETF as of and for the period ended August 16, 2016 (commencement of operations) through October 31, 2016) and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 29, 2016 expressed unqualified opinions on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2017

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees of ETFis Series Trust I and Shareholders of the InfraCap MLP ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the InfraCap MLP ETF (“the Fund”), a fund of ETFis Series Trust I, as of October 31, 2017, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and the application of alternative procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2017

Approval of Advisory Agreements & Board Considerations (unaudited)

October 31, 2017

Board Considerations for
Virtus WMC Global Factor Opportunities ETF

Approvals with Respect to Virtus WMC Global Factor Opportunities ETF

The Board noted that, on May 17, 2017, at an in-person meeting (the “Meeting”) at which all of the Trustees who were not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) were present, the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”), including the Independent Trustees voting separately, reviewed and unanimously approved an investment advisory agreement between Virtus ETF Advisers LLC (the “Adviser”) and the Trust (the “Advisory Agreement”), and an investment sub-advisory agreement among Wellington Management Company (“Wellington”), the Adviser and the Trust (the “Wellington Sub-Advisory Agreement”), each with respect to the Virtus WMC Global Factor Opportunities ETF (the “Wellington Fund”).

At the Meeting, the Board received and reviewed a substantial amount of information provided by the Adviser and the Sub-Adviser in response to requests of the Board and counsel, including, without limitation, a memorandum from the Adviser that included a description of the Adviser’s business, a copy of the Adviser’s Form ADV and certain other information about the Adviser to be considered in connection with the Trustees’ review process (the “Adviser Memorandum”), and a memorandum from the Sub-Adviser that included a description of the Sub-Adviser’s business, a copy of the Sub-Adviser’s Form ADV and certain other information about to be considered in connection with the Trustees’ review process (the “Wellington Memorandum”). The Board also met in person with representatives of the Adviser and the Sub-Adviser to discuss the proposed Fund.

Advisory Agreement

In deciding on whether to approve the Advisory Agreement on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. The Board considered the responsibilities the Adviser would have under the Advisory Agreement and the services that would be provided by the Adviser to the Fund including, without limitation, the management, oversight and administrative services that the Adviser and its employees would provide to the Fund, the services already provided by the Adviser related to organizing the Fund, the Adviser’s coordination of services for the Fund by the Trust’s service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the quality of the services that the Adviser provides to other series in the Virtus fund complex, including other series of the Trust. The Board noted that many of the Trust’s executive officers are employees of the Adviser and serve the Trust without additional compensation from the Fund. After reviewing the foregoing information and further information in the Adviser Memorandum (including descriptions of the Adviser’s investment advisory services and its related non-advisory business), and discussing the Adviser’s proposed services to the Fund with the Adviser, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser would be satisfactory and adequate for the Fund.

The investment management capabilities and experience of the Adviser. The Board evaluated the management experience of the Adviser in light of the services it will be providing. In particular, the Board received information from the Adviser regarding, among other things, the Adviser’s experience in organizing, managing and overseeing exchange-traded funds and coordinating their operation and administration. After consideration of these factors, the Board determined that the Adviser would be an appropriate manager for the Fund.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Board examined and evaluated the arrangement between the Adviser and the Fund under the proposed Advisory Agreement, including the fact that the Adviser will utilize a “unified fee” structure to cap the Fund’s total expenses. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the interests of the Adviser in providing management and oversight services to the Fund. In addition, at the Meeting, the Board compared the management fee of the Fund (which also represents the anticipated total expense ratio for the Fund as a result of the unified fee structure) to the expense ratios of other funds considered by the Adviser to have similar investment objectives and strategies to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to the Adviser by the Fund would be appropriate and within the range of what would have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered that the Fund’s proposed fee arrangement with the Adviser involves a unified fee. The Board considered that the Fund would likely experience benefits from the proposed unified fee arrangement, and would continue to do so even after the Fund’s assets grow to a level where the Adviser is no longer required to reimburse the Fund’s ordinary operating expenses in excess of the amount received by the Adviser under the unified fee. Accordingly, the Board concluded that the Fund’s fee arrangement with the Adviser would provide benefits through the proposed unified fee structure, and that, at the Fund’s projected asset levels, the Fund’s proposed arrangement with the Adviser would be appropriate.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

October 31, 2017

Other benefits derived by the Adviser from its relationship with the Fund. The Board considered material “fall-out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee). The Board noted that ETF Distributors LLC (the “Distributor”), an affiliate of the Adviser, will serve as principal underwriter for the Fund, and that Virtus ETF Solutions LLC (the “Administrator”), also an affiliate of the Adviser, will serve as the operational administrator for the Fund. The Board noted that the Adviser will be responsible for the payment of any fees to the Distributor and the Administrator. The Board considered that the association of the Distributor and the Administrator with the Fund could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Advisory Agreement on behalf of the Fund.

Sub-Advisory Agreement

In deciding on whether to approve the Wellington Sub-Advisory Agreement on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by Wellington. The Board considered the responsibilities Wellington would have under the Wellington Sub-Advisory Agreement and the services that would be provided by Wellington including, without limitation, its investment advisory services, its compliance procedures and practices, and its efforts to promote the Fund. After reviewing the foregoing information and further information in the materials, including the Wellington Memorandum (which included descriptions of Wellington’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Wellington would be satisfactory and adequate for the Fund.

The investment management capabilities and experience of Wellington. The Board evaluated the investment management experience of Wellington. In particular, the Board considered Wellington’s experience, including the experience of its portfolio managers, in implementing strategies similar to the one proposed for the Fund. The Board discussed with Wellington the investment objective and strategies for the Wellington Fund and the Wellington’s plans for implementing the strategies. The Board also considered the ability of Wellington to manage the Wellington Fund. After consideration of these factors, the Board determined that Wellington would be an appropriate manager for the Fund.

The costs of the services to be provided and profits to be realized by Wellington from its relationship with the Wellington Fund. The Board examined and evaluated the proposed arrangements between Wellington and the Adviser under the proposed Wellington Sub-Advisory Agreement. The Board considered Wellington’s staffing, personnel, and methods of operating; Wellington’s compliance policies and procedures; the financial condition of Wellington and the level of commitment to the Fund by the Sub-Adviser; the projected asset levels of the Fund.

The Board also considered potential benefits to Wellington in managing the Fund, including promotion of the Wellington’s name. The Board compared the sub-advisory fee of the Wellington Fund (which will be paid to the Wellington by the Adviser from the unified fee) to the expense ratios of other funds considered by the Adviser to have similar investment objectives and strategies to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to Wellington would be appropriate and representative of an arm’s length negotiation.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered that the Fund’s proposed fee arrangement with the Adviser involves a unified fee, and that the Adviser is responsible for the payment of sub-advisory fees to Wellington. The Board considered that the Wellington Fund would likely experience benefits from the proposed unified fee arrangement, and would continue to do so even after the Wellington Fund’s assets grow to a level where the Adviser is no longer required to reimburse the Wellington Fund’s ordinary operating expenses in excess of the amount received by the Adviser under the unified fee. Accordingly, the Board concluded that the Wellington Fund’s fee arrangements with the Adviser and Wellington would provide benefits through the proposed unified fee structure, and that, at the Fund’s projected asset levels, the Fund’s proposed arrangement with Wellington would be appropriate.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

October 31, 2017

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Wellington Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Wellington Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Wellington Sub-Advisory Agreement on behalf of the Wellington Fund.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

October 31, 2017

Board Considerations for
Virtus LifeSci Biotech Products ETF and
Virtus LifeSci Biotech Clinical Trials ETF

Approvals with Respect to each of BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund

The Board noted that, on May 17, 2017, at an in-person meeting (the “Meeting”) at which all of the Trustees who were not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”) were present, the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”), including the Independent Trustees voting separately, reviewed and unanimously approved an Amended and Restated Investment Advisory Agreement (the “New Advisory Agreement”) between Virtus ETF Advisers LLC (the “Adviser”) and the Trust with respect to each of the Virtus LifeSci Biotech Products ETF and the Virtus LifeSci Biotech Clinical Trials ETF (formerly BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund respectively) (each a “Fund” and, together, the “Funds”). The Board noted that it had previously considered and reviewed the approval of an investment advisory agreement (the “Prior Advisory Agreement”) and sub-advisory agreements (the “Prior Sub-Advisory Agreements”) with the Adviser and LifeSci Index Partners, LLC (“LifeSci”), respectively, with respect to each Fund at an in-person meeting held on February 8, 2017 (the “Prior Meeting”). In determining whether to approve the New Advisory Agreement, the Board considered the best interests of each Fund separately. With respect to each Fund, the Board considered its review of the information received in connection with the Prior Meeting, at which it had engaged in the same evaluation process of the Prior Advisory Agreement as was required with respect to the New Advisory Agreement. The Board also considered the Adviser’s representation that there had been no material changes or developments relating to the Adviser since the approval of the Prior Advisory Agreement, other than changes subsequently reported to the Board.

At the Meeting, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel, including, without limitation: (i) information regarding the financial resources of the Adviser’s capital structure, including confirmation that the Adviser would be able to provide substantially the same nature, extent, and quality of investment advisory services to the Funds that are currently provided by LifeSci; (ii) information regarding the Adviser’s experience in the asset management industry and with respect to registered investment companies, in particular; and (iii) information regarding the portfolio managers to which the Adviser intended to assign the day-to-day management of each Fund’s portfolio. The Board also met in person with representatives of the Adviser to discuss the New Advisory Agreement and its anticipated effects on the Funds and their advisory arrangements.

In deciding on whether to approve the New Advisory Agreement on behalf of each of the Funds, the Board considered numerous factors, including:

Nature, Extent and Quality of Services. With respect to the approval of the New Advisory Agreement for each Fund, the Board considered the Adviser’s ability to assume responsibility for the day-to-day management of the Fund’s portfolio. The Board considered the qualifications and past investment experience of the proposed portfolio managers for each Fund. The Board noted that the Adviser would have access to the same trading facilities as its other affiliated Virtus investment advisers.

Based on the foregoing information, the Board concluded that the nature, extent, and quality of the management and advisory services to be provided by the Adviser were appropriate for each Fund and substantially the same as the services currently provided by LifeSci.

Investment Performance. The Board considered comparative information regarding each Fund’s investment performance in connection with the approval of the New Advisory Agreement. The Board reviewed each Fund’s historical total return performance versus that if its underlying index. In this regard, among other things, the Board noted that each Fund only had a short operating history to date and initially had a relatively smaller asset base, but was currently performing consistently with its respective underlying index. The Board also noted that the Adviser expressed general satisfaction with the performance of each Fund, including trading activity in the Funds’ shares.

Cost of Services and Projected Profits of the Adviser with respect to the Funds. In analyzing the cost of services and profitability of the Adviser by Fund, the Board considered that although the Adviser would receive a higher advisory fee under the New Advisory Agreement, the Adviser would incur correspondingly higher costs, as it would assume payment of each Fund’s ordinary operating expenses under the unified fee arrangement and day-to-day management of each Fund’s portfolio. Further, the Board noted that the aggregate advisory fee payable by the Funds under the New Advisory Agreement would be lower than the fee currently paid under the Prior Sub-Advisory Agreements. Based on the foregoing information, the Board concluded that the profitability levels would be reasonable in light of the services to be performed by the Adviser.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

October 31, 2017

Economies of Scale. The Board considered that each Fund had a relatively short operating history and remained relatively small. Accordingly, the Board determined that economies of scale were not a material factor at this time in its approval of the New Advisory Agreement.

Other Benefits Derived by the Adviser from its Relationship with the Funds. The Board considered material “fall-out” or ancillary benefits that accrue to the Adviser as a result of its relationship with each Fund (other than the advisory fee). The Board noted that ETF Distributors LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter for the Funds, and that Virtus ETF Solutions LLC (the “Administrator”), also an affiliate of the Adviser, serves as the operational administrator for the Funds. The Board noted that the Distributor is paid separately by the Adviser, and that the payments to the Administrator will be paid by the Adviser through the unified fee under the New Advisory Agreement. The Board considered that the association of the Distributor and the Administrator with the Funds could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the New Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the New Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement with respect to each Fund, as outlined in the New Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant. The Board also determined that approval of the New Advisory Agreement was in the best interests of each Fund and its shareholders.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of each Fund.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees are set forth below. The SAI includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
James Simpson Year of Birth: 1970	Trustee	Since Inception	President, ETP Resources, LLC (since 2009) (a financial services consulting company)	12	Trustee (since 2015), Virtus ETF Trust II (3 portfolios)
Robert S. Tull Year of Birth: 1952	Trustee	Since Inception	Independent Consultant (since 2013); Chief Operating Officer, Factor Advisors, LLC (2010-2013)	12	Trustee (since 2015), Virtus ETF Trust II (3 portfolios)
Stephen O’Grady Year of Birth: 1946	Trustee	Since 2014	Lead Market Maker, GFI Group (2011-2012); Partner, Kellogg Capital Markets (2004-2011)	12	Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Trustee (2013-2015), Greenhaven LLC; Trustee (since 2014), Acacia Group LLC; Trustee (since 2014), ETFS Trust (5 portfolios)
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	General Counsel, CCO and COO, Shufro, Rose & Co., LLC (since 2014); General Counsel and CCO, Constellation Wealth Advisers, LLC (2011-2014)	12	Trustee (since 2015), Virtus ETF Trust II (3 portfolios)
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President, Virtus ETF Solutions LLC (since 2012); Managing Principal, ETF Distributors LLC (since 2012); Managing Director, Virtus ETF Advisers LLC (since 2012); President and Chief Executive Officer, Virtus ETF Trust II (since 2015); Vice President, Factor Advisors, LLC (2010-2012)	9	None

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Kevin J. Carr Year of Birth: 1954	Secretary	Since 2015
Vice President and Senior Counsel (2017 to present); Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc.; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and Secretary (since 2015), Virtus ETF Trust II.
				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception
President, Virtus ETF Advisers LLC (since 2013); Managing Director, Virtus ETF Solutions LLC (since 2013); Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II; President, Javelin Investment Management, LLC (2008-2013)
				N/A	N/A
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since 2015
Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), Virtus ETF Trust II
				N/A	N/A

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

*	As of October 31, 2017, the Fund Complex consisted of the Trust, which consisted of 9 portfolios — Virtus LifeSci Biotech Products ETF (formerly BioShares Biotechnology Products Fund), Virtus LifeSci Biotech Clinical Trials ETF (formerly, BioShares Biotechnology Clinical Trials Fund), iSectors® Post-MPT Growth ETF, Virtus Newfleet Multi-Sector Unconstrained Bond ETF, Virtus WMC Global Factor Opportunities ETF, InfraCap MLP ETF, InfraCap REIT Preferred ETF, Reaves Utilities ETF, and Virtus Cumberland Municipal Bond ETF — and Virtus ETF Trust II, which consisted of three portfolios — Virtus Newfleet Dynamic Credit ETF, Virtus Enhanced U.S. Equity ETF and Virtus Enhanced Short U.S. Equity ETF.
**	William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

Supplemental Information

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Funds Form N-Q are available without charge, upon request, by calling toll-free at (888) 383-4184. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted daily on the Funds’ website at www.virtusetfs.com.

The Funds’ premium/discount information that is current as of the most recent month-end is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-4184, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-4184 or by accessing the SEC’s website at www.sec.gov.

REPORT ON JOINT SPECIAL MEETING OF SHAREHOLDERS

A Joint Special Meeting of Shareholders (a “Special Meeting”) of Virtus LifeSci Biotech Clinical Trials Fund and Virtus LifeSci Biotech Products Fund (each a “Fund” and together the “Funds”) was held on August 14, 2017 (after being adjourned from the initial date of July 31, 2017). The Special Meeting was held to approve an amended and restated investment advisory agreement for each Fund and to recommend that the Board change the exchange on which the Funds are listed.

The results were as follows:

Proposal 1:

To approve an amended and restated investment advisory agreement by and between the Trust, on behalf of each Fund, and Virtus ETF Advisers, LLC:

Virtus LifeSci Biotech Clinical Trials Fund:

For: 502,419 Against: 10,962 Abstain: 8,535 Broker Non-Vote: 220,564

Virtus LifeSci Biotech Products Fund:

For: 446,737 Against: 7,291 Abstain: 14,143 Broker Non-Vote: 192,767

Proposal 2:

To recommend that the Board change the exchange on which each Fund is listed from the NASDAQ Stock Market to NYSE Arca.

Virtus LifeSci Biotech Clinical Trials Fund:

For: 721,979 Against: 16,940 Abstain: 3,561

Virtus LifeSci Biotech Products Fund:

For: 631,026 Against: 11,331 Abstain: 18,581

Supplemental Information

TAX INFORMATION

For the fiscal year ended October 31, 2017, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI%	DRD%
InfraCap REIT Preferred ETF	16%	16%
iSectors® Post-MPT Growth ETF	100%	100%
Virtus Cumberland Municipal Bond ETF	0%	0%
Virtus LifeSci Biotech Clinical Trials ETF	0%	0%
Virtus LifeSci Biotech Products ETF	0%	0%
Virtus Newfleet Multi-Sector Unconstrained Bond ETF	0%	0%
Virtus WMC Global Factor Opportunities ETF	0%	0%

c/o ETF Distributors LLC
1540 Broadway, Suite 1610
New York, NY 10036

8572(12/17)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third partty, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. Pursuant to Item 13(a)(1), a copy of registrant’s amended code of ethics has been filed with the Commission. During the period covered by this report, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $228,100.00 for 2017 and $89,000.00 for 2016.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $9,000.00 for 2017 and $0.00 for 2016.

The aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company were $188,500.00 for 2017 and $0.00 for 2016

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $148,550.00 for 2017 and $13,000.00 for 2016.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company were $528,565.00 for 2017 and $13,000.00 for 2016.

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $9,000.00 for 2017 and $0.00 2016.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, other than the services reported in paragraphs (a) through (c) of this Item were $617,992.00 for 2017 and $0.00 for 2016.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $157,550.00 for 2017 and $13,000.00 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The registrant has established a separately-designated standing audit committee comprised of all the independent directors of the registrant. The members of the audit committee are Stephen G. O’Grady, James Simpson, Myles Edwards and Robert S. Tull.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETFis Series Trust I

By (Signature and Title)*	/s/	William J. Smalley
William J. Smalley, President and Principal Executive Officer
(principal executive officer)

Date	1/08/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	William J. Smalley
William J. Smalley, President and Principal Executive Officer
(principal executive officer)

Date	1/08/2018

By (Signature and Title)*	/s/	Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer
(principal financial officer)

Date	1/08/2018

* Print the name and title of each signing officer under his or her signature.